THE CZECH REPUBLIC FUND, INC.
SUPPLEMENT DATED FEBRUARY 2, 1996 TO PROSPECTUS DATED JANUARY 29, 1996

The Subscription Period as described in the Prospectus has been extended by the Fund and the Dealer Manager until 5:00 p.m. on February 20, 1996, unless further extended. The Confirmation Date will be March 5, 1996, unless the Subscription Period is further extended.

                                1,600,000 SHARES

                         THE CZECH REPUBLIC FUND, INC.
                                  COMMON STOCK
                        ISSUABLE UPON EXERCISE OF RIGHTS
                  TO SUBSCRIBE FOR SUCH SHARES OF COMMON STOCK
                            ------------------------

    The Czech Republic Fund, Inc. (the "Fund") is issuing to its stockholders of record ("Record Date Stockholders") as of the close of business on January 29, 1996 (the "Record Date") transferable rights ("Rights") entitling the holders thereof to subscribe for up to an aggregate of 1,600,000 shares (the "Shares") of the Fund's common stock, par value $.001 per share (the "Common Stock"), at the rate of one Share for each three Rights held (the "Offer"). Record Date Stockholders will receive one Right for each full share of Common Stock held and stockholders who fully exercise their Rights will be entitled to subscribe for additional shares of Common Stock pursuant to the Over-Subscription Privilege as described below. Fractional Shares will not be issued upon the exercise of Rights. Accordingly, Shares may be purchased only pursuant to the exercise of Rights in integral multiples of three. The number of Rights to be issued to a Record Date Stockholder will be rounded up to the nearest number of Rights evenly divisible by three. In the case of shares of Common Stock held of record by Cede & Co. ("Cede"), as nominee for The Depository Trust Corporation ("DTC"), or any other depository or nominee, the number of Rights issued to Cede or such other depository or nominee will be adjusted to permit rounding up (to the nearest number of Rights evenly divisible by three) of the Rights to be received by beneficial owners for whom it is the holder of record only if Cede or such other depository or nominee provides to the Fund on or before the close of business on February 8, 1996 written representation of the number of Rights required for such rounding. The Fund's currently outstanding shares of Common Stock are, and the Shares offered hereby will be, listed for trading on the New York Stock Exchange, Inc. (the "New York Stock Exchange") under the symbol "CRF" and on the Osaka Securities Exchange under the symbol "8684". The Rights are transferable and will trade on the New York Stock Exchange under the symbol "CRF.RT." See "The Offer." THE SUBSCRIPTION PRICE PER SHARE (THE "SUBSCRIPTION PRICE") WILL BE $11.25.

    THE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK TIME, on February 15, 1996 unless extended as described herein (the "Expiration Date"). The Fund announced the Offer after the close of trading on the New York Stock Exchange on October 12, 1995. The net asset value per share of Common Stock at the close of business on October 6, 1995 and on January 25, 1996 was $13.88 and $13.52, respectively, and the last reported sale price of a share of the Fund's Common Stock on the New York Stock Exchange on October 12, 1995 and January 26, 1996 was $13.50 and $14.125, respectively.

    The Fund is a non-diversified, closed-end management investment company. The Fund's investment objective is long-term capital appreciation, which it seeks to achieve by investing primarily in securities of Czech Issuers (as defined in this Prospectus). It is the Fund's policy, under normal market conditions, to invest at least 65% of its total assets in securities of Czech Issuers. The Fund may invest up to 35% of its net assets in securities of other Central European Issuers (as defined in this Prospectus). In addition, it is the Fund's policy, under normal market conditions, to invest at least 65% of its total assets in equity securities, and up to 35% of the Fund's net assets may be invested in debt securities. There can be no assurance that the Fund's investment objective will be achieved. Due to the risks inherent in international investments generally, the Fund should be considered as a vehicle for investing a portion of an investor's assets in foreign securities markets and not as a complete investment program. INVESTMENT IN CZECH ISSUERS AND OTHER CENTRAL EUROPEAN ISSUERS INVOLVES CERTAIN RISK CONSIDERATIONS WHICH ARE NOT INVOLVED IN INVESTMENTS IN SECURITIES OF U.S. COMPANIES OR THE U.S. GOVERNMENT. THE DEBT OBLIGATIONS IN WHICH THE FUND INVESTS MAY BE RATED BELOW INVESTMENT GRADE OR, IF UNRATED, BE OF COMPARABLE QUALITY. THERE ARE SPECIAL RISKS AND CONSIDERATIONS ASSOCIATED WITH INVESTING IN SUCH HIGH YIELD/HIGH RISK DEBT OBLIGATIONS. SEE "INVESTMENT OBJECTIVE AND POLICIES" AND "RISK FACTORS."

    THIS PROSPECTUS SETS FORTH CONCISELY THE INFORMATION ABOUT THE FUND THAT A PROSPECTIVE INVESTOR OUGHT TO KNOW BEFORE INVESTING IN THE FUND. INVESTORS ARE ADVISED TO READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.
                                               (Continued on the following page)
                            ------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON
     THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
        THE CONTRARY IS A CRIMINAL OFFENSE.

-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
                                             SUBSCRIPTION PRICE      SALES LOAD(1)     PROCEEDS TO FUND(2)
-----------------------------------------------------------------------------------------------------------
Per Share...................................       $11.25(3)             $0.39               $10.86
-----------------------------------------------------------------------------------------------------------
Total.......................................      $18,000,000          $630,000          $17,370,000(4)
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

                                               (Footnotes on the following page)

                            ------------------------
                            OPPENHEIMER & CO., INC.
                            ------------------------

                The date of this Prospectus is January 29, 1996

(Continued from Previous Page)

    Advantage Advisers, Inc., a subsidiary of Oppenheimer & Co., Inc., has served as the Fund's Investment Manager since the Fund's inception in 1994. OpCap Advisors (formerly known as Quest for Value Advisors), an affiliate of Oppenheimer & Co., Inc., and BAI Fondsberatung GmbH, an affiliate of Bank Austria Aktiengesellschaft and GiroCredit Bank Aktiengesellschaft, have served as the Fund's Investment Adviser and Regional Adviser, respectively, since the Fund's inception. See "Management of the Fund." The Fund's address is Oppenheimer Tower, One World Financial Center, 200 Liberty Street, New York, New York 10281, and its telephone number is 1-800-421-4777. All questions and inquiries relating to the Offer should be directed to the Information Agent, Shareholder Communications Corporation, 17 State Street, New York, New York 10004, toll free at 1-(800) 221-5724, ext. 327, or collect at (212) 805-7000.

    An immediate dilution, which could be substantial, of the aggregate net asset value of the Common Stock owned by Record Date Stockholders who do not fully exercise their Rights will likely occur as a result of the Offer because the Subscription Price per Share will likely be less than the Fund's net asset value per share on the Expiration Date (and the Fund will incur expenses in connection with the Offer), and the number of shares outstanding after the Offer is likely to increase in a greater percentage than the increase in the size of the Fund's assets. In addition, as a result of the terms of the Offer, Record Date Stockholders who do not fully exercise their Rights should expect that they will, upon the completion of the Offer, own a smaller proportional interest in the Fund than would otherwise be the case. See "Risk Factors -- Dilution" and "The Offer -- Terms of the Offer."

(Footnotes from Previous Page)

(1) In connection with the Offer, the Fund has agreed to pay to Oppenheimer & Co., Inc. (the "Dealer Manager") and other broker-dealers included in the selling group to be formed and managed by the Dealer Manager ("Selling Group Members") a fee of 2.50% of the Subscription Price per Share for each Share either issued upon the exercise of Rights as a result of their soliciting efforts or sold to the public. Certain other broker-dealers that have executed and delivered a Soliciting Dealer Agreement (each a "Soliciting Dealer") and have solicited the exercise of Rights will receive fees for their soliciting efforts of 0.50% of the Subscription Price per Share. The Fund has agreed to pay the Dealer Manager a fee for financial advisory services in connection with the Offer equal to 1.00% of the aggregate Subscription Price for the Shares, and has agreed to indemnify the Dealer Manager and each Soliciting Dealer against certain liabilities under the U.S. Securities Act of 1933, as amended. See "Distribution Arrangements." Assumes that the exercise of all Rights was solicited by the Dealer Manager and other Selling Group Members.

(2) Before deduction of offering expenses incurred by the Fund, estimated at $269,881, including up to $50,000 payable to the Dealer Manager as partial reimbursement for its expenses.

(3) Represents the subscription price per Share payable by holders of Rights. Sales of Shares may be made during the Subscription Period by the Dealer Manager and other Selling Group Members at prices set by the Dealer Manager from time to time. See "Distribution Arrangements."

(4) Assumes all Rights are exercised at the Subscription Price.

    IN CONNECTION WITH THIS OFFERING, THE DEALER MANAGER MAY EFFECT TRANSACTIONS WHICH STABILIZE OR MAINTAIN THE MARKET PRICE OF THE RIGHTS AND THE COMMON STOCK AT LEVELS ABOVE THOSE WHICH MIGHT OTHERWISE PREVAIL IN THE OPEN MARKET. SUCH TRANSACTIONS MAY BE EFFECTED ON THE NEW YORK STOCK EXCHANGE, IN THE OVER-THE-COUNTER MARKETS OR OTHERWISE. SUCH STABILIZING, IF COMMENCED, MAY BE DISCONTINUED AT ANY TIME.

    In this Prospectus, unless otherwise specified, all references to "U.S. Dollars," "U.S. $," "dollars" and "$" are to United States dollars and to "korunas," "crowns," "Kc" and "CZK" are to the lawful currency of the Czech Republic and to "Kcs" are to the lawful currency of the former Czechoslovakia. On January 24, 1996, the U.S. Dollar value of the koruna was Kc27.29= U.S. $1.00 as reported in The Wall Street Journal on January 25, 1996. See "Appendix
B -- The Czech Economy -- Foreign Exchange."

    Certain numbers and percentages have been rounded for ease of presentation which may result in amounts not totaling precisely.

                               PROSPECTUS SUMMARY

     The following summary is qualified in its entirety by the more detailed information included elsewhere in this Prospectus.

                                   THE OFFER

TERMS OF THE OFFER

     The Czech Republic Fund, Inc. (the "Fund") is issuing to its stockholders of record ("Record Date Stockholders") as of the close of business on January 29, 1996 (the "Record Date") transferable rights ("Rights") to subscribe for up to an aggregate of 1,600,000 shares (the "Shares") of the Fund's common stock, par value $.001 per Share ("Common Stock") at the rate of one Share for each three Rights held (the "Offer"). Each Record Date Stockholder is being issued one Right for each full share of Common Stock owned on the Record Date. The number of Rights to be issued to a Record Date Stockholder will be rounded up to the nearest number of Rights evenly divisible by three. Accordingly, no fractional Shares will be issued. In the case of shares held of record by Cede & Co. ("Cede"), as nominee for The Depository Trust Corporation ("DTC"), or by any other depository or nominee (in each instance a "Nominee Holder"), the number of Rights issued to Cede or such other depository or nominee will be adjusted to permit rounding up (to the nearest number of Rights evenly divisible by three) of the Rights to be received by beneficial owners for whom it is the holder of record only if Cede or such other depository or nominee provides to the Fund on or before the close of business on February 8, 1996 written representation of the number of Rights required for such rounding. The Rights entitle the holders thereof ("Rights Holders") to acquire at the Subscription Price (as hereinafter defined) one Share for each three Rights held. The Subscription Period commences on January 31, 1996 and ends at 5:00 p.m., New York time, on February 15, 1996, unless extended by the Fund and the Dealer Manager (the "Expiration Date"). The Rights are evidenced by Subscription Certificates which will be mailed to the Record Date Stockholders other than Foreign Record Date Stockholders. See "Foreign Stockholders."

     The right of a Rights Holder to acquire Shares during the Subscription Period is hereinafter referred to as the "Primary Subscription." All Rights may be exercised immediately upon receipt and until 5:00 p.m., New York time, on the Expiration Date. Rights Holders purchasing Shares in the Primary Subscription, including those who purchase Shares pursuant to the Over-Subscription Privilege (as hereinafter defined), are hereinafter referred to as "Exercising Rights Holders."

     Nominees who hold shares of Common Stock for the account of others, such as banks, brokers, trustees or depositories for securities, should notify the respective beneficial owners of such shares as soon as possible to ascertain such beneficial owners' intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the nominee should complete the Subscription Certificate and submit it to the Subscription Agent (as hereinafter defined) with proper payment. In addition, beneficial owners of Common Stock or Rights held through such a nominee should contact the nominee and request the nominee to effect transactions in accordance with the beneficial owner's instructions. See "The Offer."

OVER-SUBSCRIPTION PRIVILEGE

     Any Record Date Stockholder who fully exercises all Rights issued to such Record Date Stockholder by the Fund is entitled to subscribe for Shares which were not otherwise subscribed for by others in the Primary Subscription (the "Primary Over-Subscription Privilege"). In addition, any Rights Holder who exercises Rights is entitled to subscribe for Shares which are not otherwise subscribed for in the Primary Subscription or pursuant to the Primary Over-Subscription Privilege (the "Secondary Over-Subscription Privilege," which, together with the Primary Over-Subscription Privilege, is referred to herein as the "Over-Subscription Privilege"). Shares acquired pursuant to the Over-Subscription Privilege are subject to allotment, which is more fully discussed under "The Offer -- Over-Subscription Privilege."

SUBSCRIPTION PRICE

     The Subscription Price per Share is $11.25. The Subscription Price is approximately a 17% discount to the Fund's net asset value per share on January 25, 1996 and approximately a 20% discount to the last reported sale price per share of Common Stock on the New York Stock Exchange on January 26, 1996. See "Description of Capital Stock."

     The Subscription Price is discussed further under "The Offer -- The Subscription Price." In addition, information with respect to the quarterly high and low market prices of the Fund's Common Stock on the New York Stock Exchange, the corresponding net asset value per share and the premium and discount at which the Fund's Common Stock was trading is provided under "Market and Net Asset Value Information."

EXERCISE OF RIGHTS

     Rights will be evidenced by Subscription Certificates (see Appendix E) and may be exercised by completing a Subscription Certificate and delivering it, together with payment, either by means of a Notice of Guaranteed Delivery (see Appendix F) or a check, to State Street Bank and Trust Company (the "Subscription Agent"), by mail to P.O. Box 9061, Boston, Massachusetts 02205-8686, by overnight courier to Corporate Reorganization Department, Two Heritage Drive, North Quincy, Massachusetts 02171, or by hand to 225 Franklin Street, Concourse Level, Boston, Massachusetts 02110 or 61 Broadway, Concourse Level, New York, New York 10006. Exercising Rights Holders will have no right to modify or rescind a purchase after the Subscription Agent has received a properly completed and executed Subscription Certificate or Notice of Guaranteed Delivery. See "The Offer -- Exercise of Rights" and "The Offer--Payment for Shares." There is no minimum number of Rights which must be exercised for the Offer to close.

SALES OF RIGHTS

     The Rights are transferable until the last Business Day (as defined below) prior to the Expiration Date. The Rights will be listed for trading on the New York Stock Exchange and the Shares will be listed for trading on the New York Stock Exchange and the Osaka Securities Exchange. The Fund has used its best efforts to ensure that an adequate trading market for the Rights will exist by causing the Rights to be listed on the New York Stock Exchange and by retaining the Dealer Manager, the Subscription Agent and the Information Agent. The Fund expects that a market for the Rights will develop and that the value of the Rights, if any, will be reflected by the market price. Rights may be sold directly by a Rights Holder, or may be sold through the Subscription Agent if delivered to the Subscription Agent on or before February 12, 1996. Trading of the Rights on the New York Stock Exchange will be conducted on a when-issued basis commencing on January 30, 1996, and on a regular-way basis from January 31, 1996 through the last Business Day prior to the Expiration Date. If the Subscription Agent receives Rights for sale in a timely manner, it will use its best efforts to sell the Rights through or to the Dealer Manager. Any commissions in connection with the sale of Rights by the Subscription Agent will be paid by the applicable selling Rights Holders. Neither the Fund, the Subscription Agent nor the Dealer Manager will be responsible if Rights cannot be sold, and none of them has guaranteed any minimum sale price for the Rights. For purposes of this Prospectus, a "Business Day" means any day on which trading is conducted on the New York Stock Exchange. See "The Offer -- Sale of Rights."

     Rights Holders are urged to obtain a recent trading price for the Rights on the New York Stock Exchange from their broker, bank, financial adviser or the financial press. Exercising Rights Holders' inquiries should be directed to the Information Agent, Shareholder Communications Corporation, Investor Relations Department. See "Information Agent" below.

DEALER MANAGER AND SOLICITING FEES

     In connection with the Offer, the Fund has agreed to pay Oppenheimer & Co., Inc., as Dealer Manager, and other Selling Group Members a fee equal to 2.50% of the Subscription Price per Share for Shares either issued upon the exercise of Rights as a result of their soliciting efforts or sold to the public. Certain other broker-dealers that have executed and delivered a Soliciting Dealer Agreement and have solicited the exercise of Rights will receive fees for their soliciting efforts of up to 0.50% of the Subscription Price per Share. The

Fund will pay to the Dealer Manager a fee equal to 1.00% of the aggregate Subscription Price for Shares issued upon exercise of the Rights for financial and advisory services, including advice with respect to the advisability, timing, size and pricing of the Offer, the formation and management of the Selling Group, the coordination of soliciting efforts among soliciting dealers, the Subscription Agent and the Information Agent and market-making activities to assure a liquid and orderly market for the Rights and the Shares. The Fund has also agreed to reimburse the Dealer Manager for its out-of-pocket expenses in connection with the Offer up to an aggregate of $50,000. See "Distribution Arrangements."

FOREIGN RESTRICTIONS

     Subscription Certificates will not be mailed to Record Date Stockholders whose record addresses are outside the United States (for these purposes the United States includes its territories and possessions and the District of Columbia) ("Foreign Record Date Stockholders"). The Rights to which such Subscription Certificates relate will be held by the Subscription Agent for such Foreign Record Date Stockholders' accounts until instructions are received to exercise, sell or transfer the Rights. If no instructions have been received by 12:00 Noon, New York time, three Business Days prior to the Expiration Date, the Subscription Agent will use its best efforts to sell the Rights through or to the Dealer Manager. The net proceeds, if any, from the sale of those Rights will be remitted to the Foreign Record Date Stockholders on a pro rata basis. See "The Offer -- Foreign Stockholders."

     It is anticipated that Rights issued to Foreign Record Date Stockholders in Japan, who hold approximately 20% of the shares of Common Stock, will be sold by the Subscription Agent or otherwise on behalf of such Foreign Record Date Stockholders.

PURPOSE OF THE OFFER

     The Board of Directors of the Fund has determined that it is in the best interests of the Fund and its stockholders to increase the assets of the Fund available for investment so that the Fund may take advantage of the availability of an array of attractive investment opportunities. The Board of Directors believes that increasing the size of the Fund should also increase the liquidity of the Fund's shares and reduce the Fund's expenses as a proportion of average net assets, although no assurance can be given that this result will be achieved. At January 25, 1996, the Fund had net assets of $59,591,225. Also, the Offer seeks to reward the Fund's stockholders by giving them the right to purchase additional shares of common stock at a price below market and net asset value. The distribution to stockholders of transferable rights which themselves may have intrinsic value will also afford non-participating stockholders the potential of receiving a cash payment upon sale of such Rights, receipt of which may be viewed as partial compensation for the possible dilution of their interest in the Fund. The Board of Directors determined to proceed with the offer of transferable Rights after having considered the dilutive effect of the Offer on stockholders who are unwilling or unable to fully exercise their Rights, as well as the alternatives of a secondary offering and the issuance of non-transferable Rights. After careful consideration, the Fund's Board of Directors unanimously voted to approve the Offer. See "The Offer -- Purpose of the Offer."

USE OF PROCEEDS

     If all of the Rights are exercised in full at the Subscription Price of $11.25 per Share and the maximum solicitation fee is paid to the Dealer Manager and other Selling Group Members, the net proceeds to the Fund would be approximately $17,100,119, after deducting offering expenses payable by the Fund estimated to be approximately $269,881. It is expected that the net proceeds of the Offer will be fully invested in investments conforming to the Fund's investment objective and policies within six months from their receipt by the Fund, depending on market conditions and the availability of appropriate securities for purchase. Pending such investment it is anticipated that the proceeds will be invested in Temporary Investments, as described under "Investment Objective and Policies -- Temporary Investments." However, there can be no assurance that all Rights will be exercised in full.

INFORMATION AGENT

     The Information Agent for the Offer is:

                     Shareholder Communications Corporation

                                17 State Street

                            New York, New York 10004

                     Toll Free: 1-(800) 221-5724, ext. 327

                                       or

                          Call Collect: (212) 805-7000

                          IMPORTANT DATES TO REMEMBER

                          EVENT                                         DATE
    -------------------------------------------------  --------------------------------------
    Record Date......................................             January 29, 1996
    Subscription Period..............................  January 31, 1996 to February 15, 1996
                                                                 (unless extended)
    Expiration Date..................................            February 15, 1996
    Payment for Shares or Notices of Guaranteed
      Delivery Due...................................            February 15, 1996
    Subscription Certificates and Payment for Shares
      Due pursuant to Notices of Guaranteed
      Delivery.......................................            February 21, 1996
    Confirmation Date................................              March 6, 1996

                                    THE FUND

INFORMATION REGARDING THE FUND

     The Fund has been engaged in business as a non-diversified, closed-end management investment company since September 30, 1994, when it completed an initial public offering of 4,400,000 shares of its Common Stock. The Fund's investment objective is long-term capital appreciation, which it seeks to achieve by investing primarily in securities of Czech Issuers. It is the Fund's policy, under normal market conditions, to invest at least 65% of its total assets in securities of Czech Issuers. In addition, the Fund may invest up to 35% of its total assets in securities of other Central European Issuers (as defined below). It is the Fund's policy, under normal market conditions, to invest at least 65% of its total assets in equity securities, and up to 35% of the Fund's net assets may be invested in debt securities. For temporary defensive purposes, the Fund may invest without limitation in Temporary Investments. See "Investment Objective and Policies -- Portfolio Structure" for other eligible investments. No assurance can be given that the Fund's investment objective will be realized. See "Investment Objective and Policies" and "Risk Factors."

     Czech Issuers are (i) companies (A) organized under the laws of the Czech Republic or its predecessors, or (B) whose principal business activities are conducted in the Czech Republic, and which derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed, in the Czech Republic, or have at least 50% of their assets in the Czech Republic, or (C) which have issued securities which are traded principally in the Czech Republic, and (ii) the government, governmental entities or political subdivisions of the Czech Republic.

     Central European Issuers are (i) companies (A) organized under the laws of a Central European country or its predecessors, or (B) whose principal business activities are conducted in one or more Central European countries, and which derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in one or more Central European countries, or have at least 50% of their assets in one or more such countries, or (C) which have issued securities which are traded principally in a Central European country, and (ii) governments, governmental entities or political subdivisions of Central European countries. For purposes of the Fund's investment policies, Central European countries, in addition to the Czech Republic, are Austria, Hungary, Poland and Slovakia. See "Investment Objective and Policies -- Portfolio Structure."

     Up to 35% of the Fund's net assets (i) may be invested, subject to certain restrictions, in (A) debt securities issued or guaranteed by a Czech Issuer or other Central European Issuer, (B) debt securities denominated in korunas or the lawful currency of another Central European country and (C) short-term debt securities of the type described under "Investment Objective and Policies -- Temporary Investments" and (ii) may be utilized to purchase and sell options on securities, financial futures, fixed income indices and other financial instruments, and to enter into currency transactions, sell securities short and loan portfolio securities. See "Risk Factors." The Fund's assets may be invested in debt securities (other than Temporary Investments) when the Investment Adviser (as defined below) believes that, based upon factors such as relative interest rate levels and foreign exchange rates, such securities offer opportunities for long-term capital appreciation.

     The Fund currently has 4,407,134 shares of Common Stock outstanding. The Common Stock is listed and traded on the New York Stock Exchange under the symbol "CRF" and on the Osaka Securities Exchange under the symbol "8684". See "Description of Capital Stock." As of January 25, 1996, the net assets of the Fund were $59,591,225. As of January 25, 1996, approximately 83% of the Fund's assets were invested in equity and debt securities of Czech Issuers and 17% of the Fund's assets were invested in equity and debt securities of other Central European Issuers.

INFORMATION REGARDING THE FUND'S INVESTMENT MANAGER, INVESTMENT ADVISER, REGIONAL ADVISER, ADMINISTRATOR AND CUSTODIAN

     The Investment Manager is Advantage Advisers, Inc., a subsidiary of Oppenheimer & Co., Inc. (the "Investment Manager"), the Investment Adviser is OpCap Advisors, an affiliate of Oppenheimer & Co., Inc. (the "Investment Adviser"), and the Regional Adviser is BAI Fondsberatung GmbH, an affiliate of Bank Austria Aktiengesellschaft and GiroCredit Bank Aktiengesellschaft (the "Regional Adviser"). Pursuant to a management agreement (the "Management Agreement"), the Investment Manager supervises the Fund's investment program, including advising and consulting with the Investment Adviser regarding the Fund's overall investment strategy and advising the Fund and the Investment Adviser regarding the Fund's use of leveraging techniques, including the extent and timing of the Fund's use of such techniques. In addition, the Investment Manager consults with the Investment Adviser on a regular basis regarding the Investment Adviser's decisions concerning the purchase, sale or holding of particular securities. The Investment Manager also provides and procures provision of research and statistical data to the Fund. In addition to the foregoing, the Investment Manager monitors the performance of the Fund's outside service providers, including the Fund's administrator, transfer agent and custodian.

     Pursuant to an investment advisory agreement (the "Advisory Agreement") among the Investment Manager, the Investment Adviser and, with respect to certain provisions, the Fund, the Investment Adviser acts, pursuant to delegated authority, as an investment adviser to the Fund and is responsible on a day-to-day basis for investing the Fund's portfolio in accordance with its investment objective and policies. The Investment Adviser has discretion over investment decisions for the Fund and, in that connection, initiates purchase and sale orders for the Fund's portfolio securities. In addition, the Investment Adviser makes available research and statistical data to the Fund.

     Pursuant to an advisory agreement (the "Regional Advisory Agreement") between the Investment Manager and the Regional Adviser, the Regional Adviser furnishes advice and makes recommendations to the Investment Adviser regarding the purchase, sale or holding of particular Czech and Central European securities and provides research and statistical data to the Investment Adviser. The Regional Adviser is not responsible, nor has discretionary authority, for the actual investment decisions of the Fund.

     The Fund pays the Investment Manager a monthly fee at an annual rate of 1.00% of the Fund's average weekly net assets for its services, and the Investment Manager pays each of the Investment Adviser and the Regional Adviser a monthly fee at an annual rate of 0.40% and 0.20%, respectively, of the Fund's average weekly net assets for its services. See "Management of the Fund -- Compensation and Services." The advisory fees paid by the Fund are higher than those paid by most other U.S. investment companies, primarily because of the additional time and expense required of the Investment Manager, the Investment Adviser and the Regional Adviser in pursuing the Fund's objective of long-term capital appreciation through investing primarily in securities of Czech Issuers.

     Oppenheimer & Co., Inc. serves as the Fund's administrator (the "Administrator") pursuant to the terms of an Administration Agreement. The Fund pays the Administrator a monthly fee at an annual rate of 0.20% of the Fund's average weekly net assets for its services. See "Management of the Fund -- Administrator."

     State Street Bank and Trust Company acts as custodian for the Fund's assets and employs foreign sub-custodians approved by the Board of Directors of the Fund in accordance with the U.S. Investment Company Act of 1940 (the "1940 Act"). State Street Bank and Trust Company acts as transfer agent, dividend paying agent and registrar for the Fund's Common Stock.

     Since the Investment Manager's, the Investment Adviser's, the Regional Adviser's and the Administrator's fees are based on the average weekly net assets of the Fund, each will benefit from an increase in the Fund's assets resulting from the Offer. See "Management of the Fund." In addition, two of the Fund's six Directors are "interested persons" (as such term is defined under the 1940 Act) of the Fund who could benefit indirectly from the Offer because of such Directors' indirect affiliations with the Dealer Manager, the Investment Manager, the Investment Adviser and the Administrator. See "Management of the Fund."

DIVIDENDS AND DISTRIBUTIONS; DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     The Fund's policy is to distribute annually to holders of Common Stock substantially all of its net investment income, and normally to distribute any net realized capital gains at least annually.

     Under the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"), all dividends and distributions are automatically reinvested in additional shares of Common Stock of the Fund unless a shareholder elects to receive cash. Participants also have the option of making additional cash payments, annually, to be used to acquire additional shares of Common Stock of the Fund in the open market. See "Dividends and Distributions; Dividend Reinvestment and Cash Purchase Plan" and "Taxation -- United States Federal Income Taxes."

RISK FACTORS

     An immediate dilution, which could be substantial, of the aggregate net asset value of the shares of Common Stock owned by Record Date Stockholders who do not fully exercise their Rights will likely occur as a result of the Offer because the Subscription Price per Share will likely be less than the Fund's net asset value per share on the Expiration Date (and the Fund will incur expenses in connection with the Offer), and the number of shares outstanding after the Offer will increase in a greater percentage than the increase in the size of the Fund's assets. In addition, Record Date Stockholders who do not fully exercise their Rights should expect that they will, at the completion of the Offer, own a smaller proportional interest in the Fund than would otherwise be the case. Although it is not possible to state precisely the amount of such a decrease in net asset value because it is not known at this time what the net asset value per share will be on the Expiration Date or what proportion of the Shares will be subscribed for, such dilution could be substantial. For example, assuming that all Rights are exercised and that the Subscription Price of $11.25 is 17% below the Fund's net asset value of $13.52 per share as of January 25, 1996, the Fund's net asset value per share (after payment of the Dealer Manager and Soliciting Fees and estimated offering expenses) would be reduced approximately $0.75. The distribution to stockholders of transferable Rights which themselves may have intrinsic value will afford non-participating stockholders the potential of receiving a cash payment upon sale of such Rights, receipt of which may be viewed as partial compensation for the possible dilution of their interest in the Fund. No assurance can be given, however, that a market for the Rights will develop or as to the value, if any, that such Rights will have. See "Risk Factors -- Dilution."

     Investment in the Fund involves certain special risk considerations not associated with investing in securities of U.S. companies, including risks related to (a) greater social, economic and political uncertainty, (b) significantly greater price volatility, substantially less liquidity and much smaller market capitalization of securities markets, (c) restrictions on foreign investment and repatriation of capital, (d) exchange control regulations, (e) currency exchange rate fluctuations, which may increase the costs associated with conversion of investment principal and income from one currency to another,
(f) higher rates of inflation and (g) greater governmental involvement in the economy.

     The value of the Fund's assets may be adversely affected by political, economic, and social factors, changes in the law or regulations of the Czech Republic or other Central European countries and the status of political and economic foreign relations of the Czech Republic and other Central European countries. Developments in the region may also affect the value of the Fund's assets. In addition, the economy of the Czech Republic and other Central European countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Several Central European countries have substantial external debts. Actions of the government of the Czech Republic or other Central European countries in the future could have a significant effect on the local economy, which could affect private sector companies and the Fund, market conditions, and prices and yields of securities in the Fund's portfolio.

     Until recently, the economies of the Czech Republic and other Central European countries were tightly controlled by Communist governments and composed almost exclusively of state owned enterprises. Accordingly, these countries face many challenges arising from decades of Communist rule. Although the Czech Republic and certain other Central European countries have begun to initiate a number of market-oriented reforms, there can be no assurance that these reforms will persist. Central European economies and individual Central European business entities lack a significant history of operating in a market-oriented system. See "Risk Factors -- Political, Economic and Other Factors."

     The securities markets in the Czech Republic and other Central European countries are substantially smaller and less liquid and significantly more volatile than the securities markets in the United States. In addition, there is little historical data on these securities markets since they are of recent origin. A substantial proportion of securities transactions in the Czech Republic and certain other Central European countries are privately negotiated outside of stock exchanges and over-the-counter markets. A high proportion of the shares of many Czech and other Central European companies are held by a limited number of investment funds and other institutional investors, which may limit the number of shares available for investment by the Fund. In addition, minority shareholders in companies, such as the Fund, have limited rights against actions taken by controlling parties, and those actions may adversely affect the value of the Fund's holdings. A limited number of issuers represent a disproportionately large percentage of market capitalization and trading value. See "Risk Factors -- Market Characteristics."

     The prices at which the Fund may acquire investments may be affected by the market's anticipation of the Fund's investing, trading on material non-public information and securities transactions by brokers in anticipation of transactions by the Fund in particular securities. These and other factors may also affect the rate at which the Fund can initially invest the proceeds of the Offering.

     Substantially all of the Fund's assets are invested and are expected to continue to be invested in securities denominated in foreign currencies. Decreases in the value of the koruna or other Central European currencies relative to the U.S. Dollar will result in a corresponding decrease in the U.S. Dollar value of the Fund's assets denominated in such currencies and a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements. Conversely, increases in the value of such currencies relative to the U.S. Dollar will result in a corresponding increase in the U.S. Dollar value of the Fund's assets denominated in such currencies and a corresponding decrease in the amount of securities required to be liquidated to meet distribution requirements. See "Risk Factors -- Foreign Currency Considerations."

     The ability of the Fund to exchange korunas and other Central European currencies into U.S. Dollars and repatriate investment income, capital and proceeds is subject to regulation by Czech and other Central European authorities. The Fund could be adversely affected by changes in the interpretation of existing laws or treaties or by delays in obtaining or the failure to obtain any required approval. See "Risk Factors -- Exchange Controls."

     Foreign investment in the securities of Czech and other Central European companies is restricted and controlled to varying degrees. These restrictions or controls may limit or preclude foreign investment in certain cases, may require government approval prior to foreign investment, or may give preferential treatment to nationals over foreign investors. See "Risk Factors -- Investment Restrictions."

     The Fund has not established any minimum rating criteria for the debt securities in which it may invest. Accordingly, the Fund may invest in securities rated in medium to low rating categories of internationally recognized statistical rating organizations and unrated securities of comparable credit quality ("high yield/high risk" securities). Such securities are speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rated categories. Under rating agency guidelines, these lower-rated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. The Fund may invest in securities having the lowest ratings for nonsubordinated debt instruments assigned by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P") (i.e., rated in the category "C" by Moody's or "D" by S&P) or in comparable unrated securities. The Fund is not required to dispose of securities in the event of a decline in their credit quality or ratings. Some of the debt securities held by the Fund may not be paying interest currently or may be in payment default. Under rating agency guidelines, these securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. Unrated securities deemed by the Investment Adviser to be comparable to these lower- and lowest-rated securities will have similar characteristics. See "Appendix D -- Ratings." The value of debt securities held by the Fund may be expected to vary inversely in relation to fluctuations in interest rates in the relevant markets. See "Risk Factors -- High Yield/High Risk and Unrated Debt."

     Accounting, auditing, financial and other reporting standards in the Czech Republic and other Central European countries may not be established, or to the extent established are not equivalent to, and in many respects are less rigorous than, U.S. standards. Therefore, certain material disclosures may not be made and less information may be available to investors investing in such countries than in the United States. The Czech Republic and other Central European countries have only recently developed a body of securities laws, tax laws and laws governing corporations. Laws may not exist to cover all contingencies or to protect investors adequately and the administration of these laws may be subject to considerable discretion. In addition, there can be no assurance that applicable laws, including tax laws, and related interpretations, will not change or be applied in a manner that adversely affects the Fund and its operations. Due to the newness of Central European securities markets, there is a low level of monitoring and regulation of the markets and the activities of investors in such markets, and there has been no or very limited enforcement to date of existing regulations. In addition, the judicial systems have very limited experience with the adjudication of securities claims and corporate disputes. Consequently, it may be more difficult for the Fund to obtain a judgment in a court outside the United States to the extent that there is a default with respect to a security of a Central European issuer or the Fund has any other claim against such an issuer.

     Settlement procedures in certain Central European countries are less developed and reliable than those in the United States and in other developed securities markets, and the Fund may experience settlement delays or other material difficulties. Accordingly, the Fund may be subject to significant delays or limitations on the timing of its direct investments in the Czech Republic and Central Europe (including the initial investment of the proceeds from the Offering). The foregoing factors could impede the ability of the Fund to effect portfolio transactions on a timely basis and could have an adverse impact on the net asset value of shares of the Fund's Common Stock and the price at which the shares trade.

     The Fund may invest without limitation in illiquid securities, i.e., securities for which there is no readily available market or no market at all. The Fund, however, limits its investments in securities acquired in private placements from the issuers and unlisted equity securities which are illiquid to 20% of its total assets. The Fund may encounter substantial delays and could incur losses in attempting to resell illiquid securities. In addition to the foregoing, a substantial proportion of secondary market securities transactions in the Czech Republic and other Central European countries are privately negotiated between market participants outside of securities exchanges and over-the-counter markets, even if the securities are also traded on an exchange or in an over-the-counter market. The Fund's investment policies do not limit its ability to participate in such transactions. There may be significant disparities between the prices paid for securities in private transactions and the prices at which the same securities trade on an exchange or in an over-the-counter market. These factors may limit the Fund's ability to obtain accurate market quotations for purposes of valuing its portfolio securities and calculating its net asset value. See "Investment Objective and Policies -- Other Investments."

     The Fund's investment policies permit it to use various investment practices that involve special considerations, including purchasing and selling options on securities, financial futures, fixed income indices and other financial instruments, entering into financial futures contracts, entering into interest rate transactions, entering into currency transactions, entering into equity swaps and related transactions, entering into securities transactions on a when-issued or delayed delivery basis, entering into repurchase agreements and lending portfolio securities. The extent to which the Fund can engage currently in many of these investment practices in the Czech Republic and other Central European countries is limited. See "Additional Investment Activities," "Investment Objective and Policies -- Other Investments," "Risk
Factors -- Investment Practices" and Appendix A.

     Although the Fund has no present intention to do so, the Fund may utilize leverage by borrowing or by issuing preferred stock or short-term debt securities in an amount up to 10% of the Fund's total assets. Leverage by the Fund would create an opportunity for increased return but, at the same time, would create special risks. For example, leverage may exaggerate changes in the net asset value of the Common Stock and in the return on the Fund's portfolio. Although the principal of any leverage would be fixed, the Fund's assets may change in value during the time the leverage is outstanding. Leverage would create expenses for the Fund which could, during any period, exceed the income from the assets acquired with the proceeds of the leverage. Furthermore, an increase in interest rates could reduce or eliminate the benefits of leverage and could reduce the value of the Fund's securities. The Fund may also borrow by entering into reverse repurchase agreements, which would subject the Fund to additional market risk, as well as credit risk with respect to the buyer of the securities under the agreement.

     The Fund is classified as a "non-diversified" investment company under the 1940 Act which means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. However, the Fund intends to comply with the diversification requirements imposed by the U.S. Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. As a non-diversified investment company, the Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, will be subject to greater risk of loss with respect to its portfolio securities.

     Income and capital gains on securities held by the Fund may be subject to withholding and other taxes imposed by Central European countries, which will reduce the return to the Fund on those securities. The imposition of such taxes and the rates imposed are subject to change. There can be no assurance that the benefits of the income tax treaty between the United States and the Czech Republic will be available to the Fund. The Fund intends to elect, when eligible, to "pass-through" to the Fund's shareholders, as a deduction or credit, the amount of foreign taxes paid by the Fund. The taxes passed through to shareholders will be included in each shareholder's income. Certain shareholders, including some non-U.S. shareholders, will not be entitled to the benefit of a deduction or credit with respect to foreign taxes paid by the Fund. Even if a shareholder is eligible and elects to credit foreign taxes, such credit is subject to limitations which, in particular, may affect the ability to credit capital gains taxes. Other foreign taxes, such as transfer taxes, may be imposed on the Fund, but would not give rise to a credit, or be eligible to be passed through to shareholders. See "Taxation."

     The Fund's Articles of Incorporation contain certain anti-takeover provisions that may have the effect of inhibiting the Fund's possible conversion to open-end status and limiting the ability of other persons to acquire control of the Fund. In certain circumstances, these provisions might also inhibit the ability of holders of Common Stock to sell their shares at a premium over prevailing market prices. The Fund's Board of Directors has determined that these provisions are in the best interests of shareholders generally. See "Risk Factors."

     Shares of closed-end investment companies frequently trade at a discount from net asset value. This characteristic is a risk separate and distinct from the risk that the Fund's net asset value will decrease as a result of its investment activities. The Fund cannot predict whether its shares will trade at, above or below net asset value. The Fund's shares have generally traded at a discount to net asset value.

     The Fund is intended primarily for long-term investors and should not be considered as a vehicle for trading purposes. An investment in shares of Common Stock of the Fund may not be appropriate for all investors and should not be considered as a complete investment program. See "Risk Factors."

     The annualized operating expense ratio of the Fund is higher than that of a fund investing predominantly in the securities of U.S. issuers since the expenses of the Fund (such as investment advisory and administration fees, custodial and communication costs) are higher. The annualized operating expense ratio of the Fund for the period ended August 31, 1995 was 2.39%. See "Management of the Fund."

                                   FEE TABLE

STOCKHOLDER TRANSACTION EXPENSES:
  Sales Load (as a percentage of offering price)(1)(2)...............................   3.50%
ANNUAL EXPENSES (AS A PERCENTAGE OF NET ASSETS):
  Management Fees....................................................................   1.00%
  Other Expenses(2)..................................................................   1.39%
  Total Annual Expenses..............................................................   2.39%

EXAMPLE

     An investor would pay the following expenses on a $1,000 investment, assuming a 5% annual return throughout the periods indicated(3):

                    CUMULATIVE EXPENSES PAID FOR THE PERIOD OF:
                    -------------------------------------------
                    1 YEAR     3 YEARS     5 YEARS     10 YEARS
                    ------     -------     -------     --------
                     $ 58       $ 106       $ 157        $295

---------------
(1) The Fund has agreed to pay to the Dealer Manager and each other Selling Group Member a fee equal to 2.50% of the Subscription Price per Share for each Share either issued upon the exercise of Rights as a result of their soliciting efforts or sold to the public. Certain other broker-dealers that have executed and delivered a Soliciting Dealer Agreement and have solicited the exercise of Rights will receive fees for their soliciting efforts of up to 0.50% of the Subscription Price per Share. The Fund has agreed to pay the Dealer Manager a fee for financial advisory services in connection with the Offer equal to 1.00% of the aggregate Subscription Price for the Shares. These fees will be borne by all of the Fund's stockholders, including those stockholders who do not exercise their Rights. See "Distribution Arrangements." The Example assumes that the exercise of Rights was solicited by the Dealer Manager and other Selling Group Members.

(2) The figures provided under "Other Expenses" are based on estimated amounts for the current fiscal year and do not include expenses of the Fund incurred in connection with the Offer, estimated at $269,881. See "Management of the Fund" for additional information.

(3) The Example reflects the deduction of the Sales Load of 3.50%.

     The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that an investor in the Fund will bear directly or indirectly.

     The Example set forth above assumes reinvestment of all dividends and distributions at net asset value and an expense ratio of 2.39%. The table above and the assumption in the Example of a 5% annual return are required by Securities and Exchange Commission regulations applicable to all investment companies. In addition, while the Example assumes reinvestment of all dividends and distributions at net asset value, this may not be the case for participants in the Plan. See "Dividends and Distributions; Dividend Reinvestment and Cash Purchase Plan." THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RATES OF RETURN AND ACTUAL EXPENSES OR ANNUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE.

                              FINANCIAL HIGHLIGHTS

     The table below sets forth selected data for a share of Common Stock outstanding for the period September 30, 1994 (commencement of operations) through August 31, 1995. The information contained in the table below has been audited by Price Waterhouse LLP, the Fund's independent accountants, whose report thereon was unqualified. The information set forth below should be read in conjunction with the financial statements and notes thereto contained in the Fund's Annual Report to Stockholders as of August 31, 1995, which is available upon request from State Street Bank and Trust Company, 1-(800) 426-5523, and which is incorporated by reference into this Prospectus.

                                                                      FOR THE PERIOD SEPTEMBER 30,
                                                                      1994* THROUGH AUGUST 31, 1995
                                                                      -----------------------------
                                                                        (FOR A SHARE OUTSTANDING
                                                                           THROUGH THE PERIOD)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period................................             $ 13.77**
                                                                                  ------
  Net investment income.............................................                0.29
  Net realized and unrealized losses on investments, foreign currency holdings, and translation of other assets and
     liabilities denominated in foreign currencies..................               (0.83)
                                                                                  ------
Net decrease from investment operations.............................               (0.54)
                                                                                  ------
Less distributions:
  Dividends from net investment income..............................               (0.10)
                                                                                  ------
  Total dividends and distributions.................................               (0.10)
                                                                                  ------
Net asset value, end of period......................................             $ 13.13
                                                                                  ======
Per share market value, end of period...............................             $12.125
TOTAL INVESTMENT RETURN BASED ON MARKET VALUE***....................              (12.80)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)................................             $57,880
Ratio of expenses to average net assets.............................                2.39%****
Ratio of net investment income to average net assets................                2.41%****
Portfolio turnover..................................................               20.39%

---------------
   * Commencement of Operations.

  ** Initial public offering price of $15.00 per share less underwriting discount of $0.98 per share and offering expenses of $0.25 per share.

 *** Total investment return is calculated assuming a purchase of common stock at the offering price of $15.00 per share less sales commission of $0.98 per share on the first day and a sale at the current market price on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges and is not annualized.

**** Annualized.

                     MARKET AND NET ASSET VALUE INFORMATION

     The Fund's currently outstanding shares of Common Stock are, and the Shares offered by this Prospectus will be, listed on the New York Stock Exchange and the Osaka Securities Exchange. The Common Stock commenced trading on the New York Stock Exchange on September 23, 1994 and on the Osaka Securities Exchange on October 5, 1995.

     In the past, the Fund's shares have generally traded at a discount in relation to net asset value. Shares of other closed-end investment companies frequently trade at a discount from net asset value. See "Risk Factors."

     The following table shows for each of the periods indicated the high and low market prices of the Common Stock on the New York Stock Exchange, the corresponding net asset value per share and the premium or discount at which the Fund's shares were trading.

                                                                                       PREMIUM OR
                                                                                       (DISCOUNT)
                                                                    NET ASSET          AS % OF NET
                                             MARKET PRICE(1)         VALUE(2)          ASSET VALUE
                                             ----------------    ----------------    ---------------
               QUARTER ENDED                  HIGH      LOW       HIGH      LOW      HIGH      LOW
-------------------------------------------  ------    ------    ------    ------    -----    ------
November 30, 1994..........................  15.125    11.250    13.750    13.500    10.00    (16.67)
February 28, 1995..........................  12.375    10.375    13.540    12.890    (8.60)   (19.51)
May 31, 1995...............................  12.750    10.125    12.570    12.820     1.43    (21.02)
August 31, 1995............................  12.625    11.500    12.940    13.180    (2.43)   (12.75)
November 30, 1995..........................  13.875    12.000    13.880    13.190    (0.04)    (9.02)
December 1, 1995 through January 25,
  1996.....................................  15.125    12.625    13.890    13.270     8.89     (4.86)

---------------
(1) As provided by PFPC Inc., the Fund's Sub-Administrator.

(2) Based on the Fund's computations.

     The last reported sale price, net asset value per share and percentage premium to net asset value of the Common Stock on January 25, 1996 were $14.125, $13.52, and 4.47%, respectively.

                                   THE OFFER

TERMS OF THE OFFER

     The Fund is issuing to its stockholders of record ("Record Date Stockholders") as of the close of business on January 29, 1996 (the "Record Date") transferable rights ("Rights") to subscribe for up to an aggregate of 1,600,000 shares (the "Shares") of Common Stock at the rate of one Share for each three Rights held (the "Offer"). Each Record Date Stockholder is being issued one Right for each full share of Common Stock owned on the Record Date. The number of Rights to be issued to a Record Date Stockholder will be rounded up to the nearest number of Rights evenly divisible by three. Accordingly, no fractional Shares will be issued. In the case of shares held of record by Cede, as nominee for DTC, or any other depository or nominee, the number of Rights issued to Cede or such other depository or nominee will be adjusted to permit rounding up (to the nearest number of Rights evenly divisible by three) of the Rights to be received by beneficial owners for whom it is the holder of record only if Cede or such other depository or nominee provides to the Fund on or before the close of business on February 8, 1996 written representation of the number of Rights required for such rounding. The Rights entitle Rights Holders to acquire at the Subscription Price (as hereinafter defined) one Share for each three Rights held. The Subscription Period commences on January 31, 1996 and ends at 5:00 p.m., New York time, on February 15, 1996, unless extended by the Fund and the Dealer Manager (the "Expiration Date"). The Rights are evidenced by Subscription Certificates which will be mailed to the Record Date Stockholders other than Foreign Record Date Stockholders. See "Foreign Stockholders."

     Completed Subscription Certificates may be delivered to the Subscription Agent at any time during the Subscription Period, which commences on January 31, 1996 and ends at 5:00 p.m., New York time, on February 15, 1996, unless extended by the Fund and the Dealer Manager. See "-- Expiration of the Offer." Parties that purchase Rights prior to the Expiration Date may also purchase Shares in the Primary Subscription. All Rights may be exercised immediately commencing on January 31, 1996 and until 5:00 p.m. on the Expiration Date.

     Any Record Date Stockholder who fully exercises all Rights initially issued to such Record Date Stockholder by the Fund will be entitled to subscribe for Shares which were not otherwise subscribed for by Exercising Rights Holders in the Primary Subscription (the "Primary Over-Subscription Privilege"). In addition, any Rights Holder who exercises Rights is entitled to subscribe for Shares which are not otherwise subscribed for in the Primary Subscription or pursuant to the Primary Over-Subscription Privilege (the "Secondary Over-Subscription Privilege" and, together with the Primary Over-Subscription Privilege, the "Over-Subscription Privilege"). Shares acquired pursuant to the Over-Subscription Privilege are subject to allotment, which is more fully discussed below under "-- Over-Subscription Privilege."

     Rights will be evidenced by Subscription Certificates (see Appendix E) and may be exercised by completing a Subscription Certificate and delivering it, together with payment, either by means of a Notice of Guaranteed Delivery (see Appendix F) or a check, to the Subscription Agent. The method by which Rights may be exercised and Shares paid for is set forth below under "-- Exercise of Rights" and "-- Payment for Shares." An Exercising Rights Holder will have no right to rescind a purchase after the Subscription Agent has received a completed Subscription Certificate or Notice of Guaranteed Delivery. See
"-- Payment for Shares" below. Shares issued pursuant to an exercise of Rights will be listed for trading on the New York Stock Exchange and the Osaka Securities Exchange.

     The Rights are transferable until the close of business on the last Business Day prior to the Expiration Date and will be listed for trading on the New York Stock Exchange. Assuming a market exists for the Rights, the Rights may be purchased and sold through usual brokerage channels, or may be sold through the Subscription Agent if delivered to the Subscription Agent on or before February 12, 1996. Although no assurance can be given that a market for the Rights will develop, trading in the Rights on the New York Stock Exchange may be conducted until and including the close of trading on the last Business Day prior to the Expiration Date. The method by which Rights may be transferred is set forth below under "-- Sale of Rights."

     There is no minimum number of Rights which must be exercised in order for the Offer to close.

PURPOSE OF THE OFFER

     The Board of Directors of the Fund has determined that it is in the best interests of the Fund and its stockholders to increase the assets of the Fund available for investment so that the Fund may take advantage of the availability of an array of attractive investment opportunities. The Board of Directors believes that increasing the size of the Fund should increase the liquidity of the Fund's shares and reduce the Fund's expenses as a proportion of average net assets, although no assurance can be given that this result will be achieved. At January 25, 1996, the Fund had net assets of $59,591,225. Also, the Offer seeks to reward the Fund's stockholders by giving them the right to purchase additional shares of Common Stock at a price below market and net asset value. The distribution to stockholders of transferable Rights which themselves may have intrinsic value will also afford non-participating stockholders the potential of receiving a cash payment upon sale of such Rights, receipt of which may be viewed as partial compensation for the possible dilution of their interest in the Fund. The Board of Directors determined to proceed with the offer of transferable Rights after having considered the dilutive effect of the Offer on stockholders who are unwilling or unable to fully exercise their Rights, as well as the alternatives of a secondary offering and the issuance of non-transferable Rights. After careful consideration, the Fund's Board of Directors unanimously voted to approve the Offer.

     In reaching its decision, the Board of Directors was advised by the Investment Adviser that the availability of new funds would provide the Fund with additional investment flexibility as well as increase the Fund's ability to invest in additional investment opportunities in the Czech and other Central European securities markets without having to sell portfolio securities that the Investment Adviser believes should be held. Furthermore, the Investment Adviser believes that additional investment opportunities exist in the Czech Republic and other Central European countries at this particular time by reason of, among other factors, the second wave of privatizations by the Czech government which was completed in early 1995, and the expectation that additional companies will be privatized in the future.

     The Investment Manager, the Investment Adviser, the Regional Adviser and the Administrator will benefit from the Offer because their fees are based on the average weekly net assets of the Fund. It is not possible to state precisely the amount of additional compensation they will receive as a result of the Offer because it is not known how many Shares will be subscribed for and because the proceeds of the Offer will be invested in additional portfolio securities which will fluctuate in value. However, in the event that all the Rights are exercised in full and on the basis of the Subscription Price, the Investment Manager, the Investment Adviser, the Regional Adviser and the Administrator would receive additional annual fees of approximately $68,400, $68,400, $34,200 and $34,200, respectively, as a result of the increase in assets under management. Two of the Fund's Directors who voted to authorize the Offer are "interested persons" of the Fund as that term is defined in the 1940 Act. These Directors could benefit indirectly from the Offer because of their indirect affiliations with the Investment Manager, the Investment Adviser and the Administrator. The other four Directors who voted to authorize the Offer are not "interested persons" of the Fund. See "Management of the Fund."

     The Fund may, in the future and at its discretion, choose to make additional rights offerings from time to time for a number of shares and on terms which may or may not be similar to the Offer.

OVER-SUBSCRIPTION PRIVILEGE

     Shares not subscribed for in the Primary Subscription will be offered, by means of the Primary Over-Subscription Privilege, to Record Date Stockholders who have exercised all Rights issued to them by the Fund and who wish to acquire more than the number of Shares for which the Rights issued to them are exercisable. Record Date Stockholders should indicate, on the Subscription Certificate which they submit with respect to the exercise of the Rights issued to them, how many Shares they are willing to acquire pursuant to the Primary Over-Subscription Privilege. If sufficient Shares remain, all over-subscriptions will be honored in full.

     If subscriptions for Shares pursuant to the Primary Over-Subscription Privilege exceed the Shares available, the available Shares will be allocated among those Record Date Stockholders (including beneficial owners of shares of Common Stock of the Fund on the Record Date which are held of record by a nominee such as a broker, trustee or depository for securities), who subscribe for an aggregate of 100 or fewer Shares (inclusive of Shares subscribed for by such Record Date Stockholders in the Primary Subscription). Any Shares remaining thereafter will be allocated among all other Record Date Stockholders. In each case, if insufficient Shares are available to permit such allocation, Shares will be allocated pro rata among such other Record Date Stockholders being prorated, based on the number of Rights originally issued to them by the Fund so that the number of shares issued to Record Date Stockholders who subscribe for an aggregate of more than 100 shares pursuant to the Primary Over-Subscription Privilege will generally be in proportion to the number of Shares owned by them in the Fund on the Record Date. Any Rights Holder who exercises Rights is entitled to subscribe for Shares which are not otherwise subscribed for in the Primary Subscription or pursuant to the Primary Over-Subscription Privilege. Rights Holders should indicate, on the Subscription Certificate which they submit with respect to the exercise of any Rights, how many Shares they are willing to acquire pursuant to the Secondary Over-Subscription Privilege. If sufficient Shares remain after the Primary Over-Subscription, all over-subscriptions by Rights Holders will be honored in full in the Secondary Over-Subscription. If remaining Shares are insufficient to permit such allocation, such Shares will be allocated pro rata among Rights Holders being prorated, based on the number of Shares such Rights Holders subscribed for in the Primary Subscription relative to the aggregate number of Shares subscribed for in the Primary Subscription by all such Rights Holders then being prorated.

     The percentage of Shares each over-subscribing Exercising Rights Holder may acquire may be rounded up or down to result in delivery of whole Shares. The allocation process may involve a series of allocations in order to assure that the total number of Shares available for over-subscriptions is distributed on a pro rata basis.

     The Fund will not offer or sell any Shares which are not subscribed for pursuant to the Primary Subscription or the Over-Subscription Privilege.

THE SUBSCRIPTION PRICE

     The Subscription Price per Share is $11.25. Exercising Rights Holders will have no right to modify or rescind a purchase after receipt by the Subscription Agent of a properly completed and executed Subscription Certificate or a Notice of Guaranteed Delivery. The Fund does not have the right to withdraw the Offer after the Rights have been distributed.

     The Fund announced the Offer after the close of trading on the New York Stock Exchange on October 12, 1995. The net asset value per share of Common Stock at the close of business on October 6, 1995 and on January 25, 1996 was $13.88 and $13.52, respectively, and the last reported sales price of a share of the Common Stock on the New York Stock Exchange on October 12, 1995 and January 26, 1996 was $13.50 and $14.125, respectively. The Subscription Price of $11.25 is approximately a 17% discount to the Fund's net asset value per share on January 25, 1996 and approximately a 20% discount to the last reported sale price of a share of Common Stock on the New York Stock Exchange on January 26, 1996.

EXPIRATION OF THE OFFER

     The Offer will expire at 5:00 p.m., New York time, on February 15, 1996, unless extended by the Fund and the Dealer Manager (the "Expiration Date"). Rights will expire on the Expiration Date and may not be exercised thereafter.

SUBSCRIPTION AGENT

     The Subscription Agent is State Street Bank and Trust Company, the Fund's custodian, transfer agent, dividend paying agent and registrar. The Subscription Agent will receive for its administrative, processing, invoicing and other services as subscription agent, a fee estimated to be $10,000, as well as reimbursement for all out-of-pocket expenses related to the Offer which are expected to be $5,000. Questions regarding

Subscription Certificates should be directed to State Street Bank and Trust Company (telephone 1-(800) 426-5523); stockholders may also consult their brokers or nominees. Signed Subscription Certificates (see Appendix E) should be sent to State Street Bank and Trust Company, by mail to P.O. Box 9061, Boston, Massachusetts 02205-8686, by overnight courier to Corporate Reorganization Department, Two Heritage Drive, North Quincy, Massachusetts 02171, or by hand to 225 Franklin Street, Concourse Level, Boston, Massachusetts 02110 or 61 Broadway, Concourse level, New York, New York 10006. Subscription Certificates may also be sent by facsimile to (617) 774-4519, with the original Subscription Certificate to be sent by one of the methods described above. Facsimiles should be confirmed by telephone at (617) 774-4511.

INFORMATION AGENT

     Any questions or requests for assistance may be directed to the Information Agent at its telephone number and address listed below:

                     Shareholder Communications Corporation
                                17 State Street
                            New York, New York 10004
                     Toll Free: 1-(800) 221-5724, ext. 327
                                       or
                          Call Collect (212) 805-7000

     The Information Agent will receive a fee of $5,000, as well as reimbursement for all out-of-pocket expenses related to the Offer which are expected to be $11,000.

SALE OF RIGHTS

     The Rights are transferable until the last Business Day prior to the Expiration Date. The Rights will be listed on the New York Stock Exchange under the symbol "CRF.RT" and may be sold on the New York Stock Exchange through the usual investment channels. The Fund has used its best efforts to ensure that an adequate trading market for the Rights will exist by causing the Rights to be listed on the New York Stock Exchange and by retaining the Dealer Manager, the Subscription Agent and the Information Agent. Although there can be no assurance that such a market for the Rights will develop, trading in the Rights on the New York Stock Exchange may be conducted until the close of trading on the last Business Day prior to the Expiration Date.

     Sales through Subscription Agent. Rights Holders who do not wish to exercise any or all of their Rights may instruct the Subscription Agent to sell any unexercised Rights. Subscription Certificates representing the Rights to be sold by the Subscription Agent must be received by the Subscription Agent on or before February 12, 1996. Upon timely receipt by the Subscription Agent of appropriate instructions to sell the Rights the Subscription Agent will use its best efforts to complete the sale and the Subscription Agent will remit the proceeds of sale, net of commissions, to the Rights Holders. Rights may be sold through or to the Dealer Manager on the New York Stock Exchange or otherwise. No brokerage commissions will be charged to holders of less than 100 Rights, and beneficial owners of less than 100 Rights held on their behalf by qualified financial institutions, who elect to direct the Subscription Agent to sell such Rights in whole but not in part. Any commissions on sales of 100 Rights or more will be paid by the selling Rights Holder. If the Rights can be sold, sales of such Rights will be deemed to have been effected at the weighted-average price received by the Subscription Agent on the day such Rights are sold. The sale price of any Rights sold to the Dealer Manager will be based upon the then current market price for the Rights less amounts comparable to the usual and customary brokerage fees. The Subscription Agent will also attempt to sell all Rights which remain unclaimed as a result of Subscription Certificates being returned by the postal authorities to the Subscription Agent as undeliverable as of the fourth Business Day prior to the Expiration Date. For holders of more than 100 Rights, such sales will be made net of commissions on behalf of the nonclaiming Record Date Stockholders. The Subscription Agent will hold the proceeds from those sales for the benefit of such nonclaiming Record Date Stockholders until such proceeds are either claimed or escheat. There can be no assurance that the Subscription Agent will be able to complete the sale of any such Rights, and neither the Fund, the Subscription Agent nor the Dealer Manager has guaranteed any minimum sale price for the Rights.

     Other Transfers. The Rights are transferable until the close of business on the last Business Day prior to the Expiration Date. The Rights evidenced by a single Subscription Certificate may be transferred in whole or in part (in a number evenly divisible by three) by delivering to the Subscription Agent a Subscription Certificate properly endorsed for transfer, with instructions to register such portion of the Rights evidenced thereby in the name of the transferee and to issue a new Subscription Certificate to the transferee evidencing such transferred Rights. In such event, a new Subscription Certificate evidencing the balance of the Rights will be issued to the transferring Rights Holder or, if the transferring Rights Holder so instructs, to an additional transferee. The signature on the Subscription Certificate must correspond with the name as written upon the face of the Subscription Certificate in every particular, without alteration or enlargement, or any change whatever. A signature guarantee must be provided by an eligible financial institution as defined in Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), subject to the standards and procedures adopted by the Subscription Agent.

     Rights Holders wishing to transfer all or a portion of their Rights should allow up to three Business Days prior to the Expiration Date for (i) the transfer instructions to be received and processed by the Subscription Agent;
(ii) a new Subscription Certificate to be issued and transmitted to the transferee or transferees with respect to transferred Rights, and to the transferor with respect to retained Rights, if any; and (iii) the Rights evidenced by such new Subscription Certificate to be exercised or sold by the recipients thereof. None of the Fund, the Subscription Agent or the Dealer Manager shall have any liability to a transferee or transferor of Rights if Subscription Certificates are not received in time for exercise or sale prior to the Expiration Date.

     Except for the fees charged by the Subscription Agent and brokerage commissions charged to holders of less than 100 Rights (which will be paid by the Fund as described above), all commissions, fees and other expenses (including brokerage commissions and transfer taxes) incurred or charged in connection with the purchase, sale or exercise of Rights will be for the account of the transferor of the Rights, and none of such commissions, fees or expenses will be paid by the Fund, the Subscription Agent or the Dealer Manager.

     The Rights will be eligible for transfer through, and the exercise of the Primary Subscription (but not the Over-Subscription Privilege) may be effected through, the facilities of The Depository Trust Company ("DTC"); Rights exercised through DTC are referred to as "DTC Exercised Rights." The holder of a DTC Exercised Right may exercise the Over-Subscription Privilege in respect of such DTC Exercised Right by properly executing and delivering to the Subscription Agent, at or prior to 5:00 p.m., New York time, on the Expiration Date, a Nominee Holder Over-Subscription Form (see Appendix G), together with payment of the Subscription Price for the number of Shares for which the Over-Subscription Privilege is to be exercised. Copies of the Nominee Holder Over-Subscription Form may be obtained from the Subscription Agent.

EXERCISE OF RIGHTS

     Rights may be exercised by completing and signing the reverse side of the Subscription Certificate which accompanies this Prospectus and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Subscription Agent, together with payment of the Subscription Price for the Shares as described below under "-- Payment for Shares." Completed Subscription Certificates and payment for the Shares must be received by the Subscription Agent prior to 5:00 p.m., New York time, on the Expiration Date (unless payment is effected by means of a Notice of Guaranteed Delivery as described below under "-- Payment for Shares") at the offices of the Subscription Agent at the address set forth above. Rights may also be exercised through an Exercising Rights Holder's broker, who may charge such Exercising Rights Holder a servicing fee.

     Nominees who hold shares of Common Stock for the account of others, such as banks, brokers, trustees or depositories for securities, should notify the respective beneficial owners of such shares as soon as possible to ascertain such beneficial owners' intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the nominee should complete the Subscription Certificate and submit it to the Subscription Agent with the proper payment. In addition, beneficial owners of Common Stock or Rights held through such a nominee should contact the nominee and request the nominee to effect transactions in accordance with the beneficial owner's instructions.

EXERCISE OF THE OVER-SUBSCRIPTION PRIVILEGE

     Record Date Stockholders who fully exercise all Rights issued to them by the Fund, and, secondarily, Rights Holders, may participate in the Over-Subscription Privilege by indicating on their Subscription Certificate the number of Shares they are willing to acquire pursuant thereto. If sufficient Shares remain after the Primary Subscription, all over-subscriptions will be honored in full; otherwise the number of Shares issued pursuant to the Over-Subscription Privilege will be allocated as described above under "-- Over-Subscription Privilege."

     Banks, brokers, trustees and other nominee holders of Rights will be required to certify to the Subscription Agent, before any Primary Over-Subscription Privilege may be exercised as to any particular beneficial owner, as to the aggregate number of Rights exercised pursuant to the Primary Subscription and the number of Shares subscribed for pursuant to the Primary Over-Subscription Privilege by such beneficial owner and that such beneficial owner's Primary Subscription was exercised in full. Before any Secondary Over-Subscription Privilege may be exercised as to any particular beneficial owner, such nominee holders of Rights will be required to certify to the Subscription Agent as to the aggregate number of Rights exercised pursuant to the Primary Subscription and the number of Shares subscribed for pursuant to the Secondary Over-Subscription Privilege by such beneficial owner. A Nominee Holder Over-Subscription Form and Beneficial Owner Certification is contained in Appendix G.

PAYMENT FOR SHARES

     Exercising Rights Holders may choose between the following methods of payment:

          (1) An Exercising Rights Holder can send the Subscription Certificate, together with payment for the Shares acquired in the Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege to the Subscription Agent based upon the Subscription Price of $11.25 per Share. A subscription will be accepted when payment, together with the properly completed and executed Subscription Certificate, is received by the Subscription Agent; such payment and Subscription Certificates to be received by the Subscription Agent no later than 5:00 p.m., New York time, on the Expiration Date. The Subscription Agent will deposit all checks received by it for the purchase of Shares into a segregated interest-bearing account of the Fund (the interest from which will belong to the Fund) pending proration and distribution of Shares. A PAYMENT PURSUANT TO THIS METHOD MUST BE IN U.S. DOLLARS BY MONEY ORDER OR CHECK DRAWN ON A BANK LOCATED IN THE UNITED STATES OF AMERICA, MUST BE PAYABLE TO THE CZECH REPUBLIC FUND, INC. AND MUST ACCOMPANY A PROPERLY COMPLETED AND EXECUTED SUBSCRIPTION CERTIFICATE FOR SUCH SUBSCRIPTION CERTIFICATE TO BE ACCEPTED AND BE RECEIVED BY 5:00 P.M. ON THE EXPIRATION DATE.

          (2) Alternatively, a subscription will be accepted by the Subscription Agent if, prior to 5:00 p.m., New York time, on the Expiration Date, the Subscription Agent has received a Notice of Guaranteed Delivery (see Appendix F) by facsimile (telecopy) or otherwise from a bank, a trust company, or a New York Stock Exchange member guaranteeing delivery of (i) payment of the full Subscription Price for the Shares subscribed for in the Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege, and (ii) a properly completed and executed Subscription Certificate. The Subscription Agent will not honor a Notice of Guaranteed Delivery unless a properly completed and executed Subscription Certificate and full payment for the Shares is received by the Subscription Agent by the close of business on the third Business Day after the Expiration Date (the "Protect Period").

     Within seven Business Days following the Protect Period (the "Confirmation Date"), the Subscription Agent will send to each Exercising Rights Holder (or, if the Common Stock is held by a Nominee Holder, to such Nominee Holder) the share certificates representing the Shares purchased pursuant to the Primary Subscription and, if applicable, the Over-Subscription Privilege, along with a letter explaining the allocation of Shares pursuant to the Over-Subscription Privilege. Any excess payment to be refunded by the Fund to an Exercising Rights Holder who is not allocated the full amount of Shares subscribed for pursuant to the Over-Subscription Privilege will be refunded by the Subscription Agent within seven Business Days following the Protect Period. An Exercising Rights Holder will have no right to modify or rescind a purchase after the Subscription Agent has received a properly completed and executed Subscription Certificate or a Notice of Guaranteed Delivery. All payments by a Rights Holder must be in United States dollars by money order or check drawn on a bank located in the United States and payable to The Czech Republic Fund, Inc.

     WHICHEVER OF THE TWO METHODS DESCRIBED ABOVE IS USED, ISSUANCE OF THE SHARES PURCHASED IS SUBJECT TO COLLECTION OF CHECKS AND ACTUAL PAYMENT. IF AN EXERCISING RIGHTS HOLDER WHO ACQUIRES SHARES PURSUANT TO THE PRIMARY SUBSCRIPTION OR OVER-SUBSCRIPTION PRIVILEGE DOES NOT MAKE PAYMENT OF ANY AMOUNTS DUE, THE FUND AND THE SUBSCRIPTION AGENT RESERVE THE RIGHT TO TAKE ANY OR ALL OF THE FOLLOWING ACTIONS: (I) FIND OTHER STOCKHOLDERS OR RIGHTS HOLDERS FOR SUCH SUBSCRIBED AND UNPAID FOR SHARES; (II) APPLY ANY PAYMENT ACTUALLY RECEIVED BY IT TOWARD THE PURCHASE OF THE GREATEST WHOLE NUMBER OF SHARES WHICH COULD BE ACQUIRED BY SUCH HOLDER UPON EXERCISE OF THE PRIMARY SUBSCRIPTION AND/OR OVER-SUBSCRIPTION PRIVILEGE, AND/OR (III) EXERCISE ANY AND ALL OTHER RIGHTS OR REMEDIES TO WHICH IT MAY BE ENTITLED, INCLUDING, WITHOUT LIMITATION, THE RIGHT TO SET-OFF AGAINST PAYMENTS ACTUALLY RECEIVED BY IT WITH RESPECT TO SUCH SUBSCRIBED SHARES.

     THE METHOD OF DELIVERY OF SUBSCRIPTION CERTIFICATES AND PAYMENT OF THE SUBSCRIPTION PRICE TO THE FUND WILL BE AT THE ELECTION AND RISK OF THE EXERCISING RIGHTS HOLDERS, BUT IF SENT BY MAIL IT IS RECOMMENDED THAT SUCH CERTIFICATES AND PAYMENTS BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED, AND THAT A SUFFICIENT NUMBER OF DAYS BE ALLOWED TO ENSURE DELIVERY TO THE SUBSCRIPTION AGENT PRIOR TO 5:00 P.M., NEW YORK TIME, ON THE EXPIRATION DATE. BECAUSE UNCERTIFIED PERSONAL CHECKS MAY TAKE AT LEAST FIVE BUSINESS DAYS TO CLEAR, YOU ARE STRONGLY URGED TO PAY, OR ARRANGE FOR PAYMENT, BY MEANS OF A CERTIFIED OR CASHIER'S CHECK OR MONEY ORDER.

     All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Fund, whose determinations will be final and binding. The Fund, in its sole discretion, may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Fund determines in its sole discretion. The Fund will not be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.

     Nominees who hold shares of Common Stock for the account of others, such as banks, brokers, trustees or depositories for securities, should notify the respective beneficial owners of such shares as soon as possible to ascertain such beneficial owners' intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the nominee should complete the Subscription Certificate and submit it to the Subscription Agent with the proper payment. In addition, beneficial owners of Common Stock or Rights held through such a nominee should contact the nominee and request the nominee to effect transactions in accordance with the beneficial owner's instructions.

DELIVERY OF SHARE CERTIFICATES

     Certificates representing Shares purchased pursuant to the Primary Subscription will be delivered to Exercising Rights Holders as soon as practicable after the corresponding Rights have been validly exercised and full payment for such Shares has been received and cleared. Certificates representing Shares purchased pursuant to the Over-Subscription Privilege will be delivered to Exercising Rights Holders as soon as practicable after the Expiration Date and after all allocations have been effected. Participants in the Fund's Plan will have any Shares acquired in the Primary Subscription and pursuant to the Over-Subscription Privilege credited to their stockholder dividend reinvestment accounts in the Plan. Participants in the Plan wishing to exercise Rights issued in respect of the Shares held in their accounts in the Plan must exercise them in accordance with the procedures set forth above. Stockholders whose Shares are held of record by Cede or by any other depository or nominee on their behalf or their broker-dealer's behalf will have any Shares acquired in the Primary Subscription credited to the account of Cede or such other depository or nominee. Shares acquired pursuant to the Over-Subscription Privilege will be certificated and stock certificates representing such Shares will be sent directly to Cede or such other depository or nominee. Stock certificates will not be issued for Shares credited to Plan accounts.

FOREIGN STOCKHOLDERS

     Subscription Certificates will not be mailed to Foreign Record Date Stockholders. The Rights to which such Subscription Certificates relate will be held by the Subscription Agent for such Foreign Record Date Stockholders' accounts until instructions are received to exercise, sell or transfer the Rights. If no instructions have been received by 12:00 Noon, New York time, three Business Days prior to the Expiration Date, the Subscription Agent will use its best efforts to sell the Rights of those Foreign Record Date Stockholders through or to the Dealer Manager. The net proceeds, if any, from the sale of those Rights will be remitted to the Foreign Record Date Stockholders.

     It is anticipated that Rights issued to Foreign Record Date Stockholders in Japan, who hold approximately 20% of the shares of Common Stock, will be sold by the Subscription Agent or otherwise on behalf of such Foreign Record Date Stockholders.

FEDERAL INCOME TAX CONSEQUENCES OF THE OFFER

     The U.S. federal income tax consequences to holders of Common Stock with respect to the Offer will be as follows:

          1. The distribution of Rights to Record Date Stockholders will not result in taxable income to such holders nor will such holders realize taxable income as a result of the exercise of the Rights.

          2. The basis of a Right will be (a) to a holder of Common Stock to whom it is issued and who exercises or sells the Right (i) if the fair market value of the Right immediately after issuance is less than 15% of the fair market value of the Common Stock with regard to which it is issued, zero (unless the holder elects, by filing a statement with his timely filed federal income tax return for the year in which the Rights are received, to allocate the basis of the Common Stock between the Right and the Common Stock based on their respective fair market values immediately after the Right is issued), and (ii) if the fair market value of the Right immediately after issuance is 15% or more of the fair market value of the Common Stock with regard to which it is issued, a portion of the basis in the Common Stock based upon their respective fair market values immediately after the Right is issued; (b) to a holder of Common Stock to whom it is issued and who allows the Right to expire, zero; and (c) to anyone who purchases a Right in the market, the purchase price for a Right.

          3. The holding period of a Right received by a Record Date Stockholder includes the holding period of the Common Stock with regard to which the Right is issued.

          4. Any gain or loss on the sale of a Right will be treated as a capital gain or loss if the Right is a capital asset in the hands of the seller. Such a capital gain or loss will be long- or short-term, depending on how long the Right has been held, in accordance with paragraph 3 above. A Right will be a capital asset in the hands of the person to whom it is issued if the Common Stock to which the Right relates would be a capital asset in the hands of that person. If a Right is allowed to expire, there will be no loss realized unless the Right had been acquired by purchase, in which case there will be a loss equal to the basis of the Right.

          5. If the Right is exercised by the Record Date Stockholder, the basis of the Common Stock received will include the basis allocated to the Right and the amount paid upon exercise of the Right.

          6. If the Right is exercised, the holding period of the Common Stock acquired begins on the date the Right is exercised.

          7. Gain recognized by a foreign shareholder on the sale of a Right will be taxed in the same manner as gain recognized on the sale of Fund shares. See "Taxation -- Foreign Shareholders."

     The Fund is required to withhold and remit to the U.S. Treasury 31% of reportable payments paid on an account if the holder of the account is a taxpayer to which the backup withholding rules apply and has provided the Fund with either an incorrect taxpayer identification number or no number at all or fails to certify that he is not subject to such withholding.

     The foregoing is only a summary of the applicable federal income tax laws and does not include any state or local tax consequences of the Offer. Exercising Rights Holders should consult their own tax advisers concerning the tax consequences of this transaction. See "Taxation."

NOTICE OF NET ASSET VALUE DECLINE

     The Fund has, pursuant to the Securities and Exchange Commission's regulatory requirements, undertaken to suspend the Offer until it amends this Prospectus if, subsequent to January 26, 1996 (the effective date of the Fund's Registration Statement) the Fund's net asset value declines more than 10% from its net asset value as of that date.

EMPLOYEE PLAN CONSIDERATIONS

     Record Date Stockholders that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), including corporate savings and 401(k) plans, Keogh or H.R. 10 plans of self-employed individuals and Individual Retirement Accounts ("IRAs") and other plans eligible for special tax treatment under the Code or subject to Section 4975 of the Code (collectively, "Plans") should be aware that additional contributions of cash to the Plan (other than rollover contributions or trustee-to-trustee transfers from other Plans) in order to exercise Rights would be treated as Plan contributions and, when taken together with contributions previously made, may subject a Plan to excise taxes for excess or nondeductible contributions. In the case of Plans qualified under Section 401(a) of the Code and certain other plans, additional cash contributions could cause the maximum contribution limitations of Section 415 of the Code or other qualification rules to be violated. Furthermore, it may be a reportable distribution and there may be other adverse tax consequences if Rights are sold or transferred by a Plan to another account. A sale of Rights by a Plan account to an unrelated third party and retention of cash proceeds by the Plan account, or the direct exercise of Rights by a Plan account, should not be treated as a taxable Plan distribution. Plans contemplating making additional cash contributions to exercise Rights should consult with their counsel prior to making such contributions.

     Plans and other tax exempt entities, including governmental plans, should also be aware that if they borrow in order to finance their exercise of Rights, they may become subject to the tax on unrelated business taxable income ("UBTI") under Section 511 of the Code. If any portion of an IRA is used as security for a loan, the portion so used is also treated as distributed to the IRA depositor.

     ERISA contains fiduciary responsibility requirements, and ERISA and the Code contain prohibited transaction rules, that may impact the exercise or transfer of Rights. Due to the complexity of these rules and the penalties for noncompliance, Plans should consult with their counsel regarding the consequences of their exercise or transfer of Rights under ERISA and the Code.

                                    THE FUND

     The Fund, incorporated under the laws of the State of Maryland on March 3, 1994, has been engaged in business as a non-diversified, closed-end management investment company registered under the 1940 Act since September 30, 1994, when it completed an initial public offering of 4,400,000 shares of its Common Stock. The Fund's investment objective is long-term capital appreciation, which it seeks to achieve by investing primarily in securities of "Czech Issuers" (as defined below). There is no assurance that the Fund's investment objective will be achieved. See "Investment Objective and Policies" and "Risk Factors."

     The Fund currently has 4,407,134 shares of Common Stock outstanding. The Common Stock is listed and traded on the New York Stock Exchange under the symbol "CRF" and the Osaka Securities Exchange under the symbol "8684." See "Description of Capital Stock." As of January 25, 1996, the net assets of the Fund were $59,591,225. The Fund's principal executive offices are located at Oppenheimer Tower, One World Financial Center, 200 Liberty Street, New York, New York 10281 and its telephone number is 1-800-421-4777.

                                USE OF PROCEEDS

     Assuming all Shares offered pursuant to the Primary Subscription are sold at the Subscription Price of $11.25 per Share and the maximum solicitation fee is paid to the Dealer Manager and other Selling Group Members, the net proceeds of the Offer are estimated to be $17,100,119, after payment of estimated offering expenses. Expenses related to the issuance of the Shares will be borne by the Fund and will reduce the net asset value of the Common Stock. The Investment Manager and the Investment Adviser anticipate that investment of such proceeds, in accordance with the Fund's investment objective and policies, will take up to six months from their receipt by the Fund, depending on market conditions and availability of appropriate securities for purchase. Pending such investment in accordance with the Fund's investment objective and policies, the proceeds will be held in Temporary Investments as described under "Investment Objective and Policies -- Temporary Investments."

                       INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of the Fund is long-term capital appreciation, which it seeks to achieve by investing primarily in securities of Czech Issuers. The Fund's investment objective and its policy to invest, under normal market conditions, at least 65% of its assets in securities of Czech Issuers, are fundamental policies of the Fund which may not be changed without the approval of a "majority of the Fund's outstanding voting securities" (as defined herein). See "Investment Restrictions."

PORTFOLIO STRUCTURE

     It is the Fund's policy, under normal market conditions, to invest at least 65% of the Fund's total assets in securities of Czech Issuers. In addition, the Fund may invest up to 35% of its total assets in securities of other Central European Issuers. Czech Issuers are (i) companies (A) organized under the laws of the Czech Republic or its predecessors, or (B) whose principal business activities are conducted in the Czech Republic, and which derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed, in the Czech Republic, or have at least 50% of their assets in the Czech Republic, or (C) which have issued securities which are traded principally in the Czech Republic, and (ii) the government, governmental entities or political subdivisions of the Czech Republic. Central European Issuers are (i) companies (A) organized under the laws of a Central European country or its predecessors, or (B) whose principal business activities are conducted in one or more Central European countries, and which derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in one or more Central European countries, or have at least 50% of their assets in one or more such countries, or (C) which have issued securities which are traded principally in a Central European country, and (ii) governments, governmental entities or political subdivisions of Central European countries. Determina-tions as to the eligibility of issuers under the foregoing definitions will be made by the Investment Adviser based on publicly available information and inquiries made to the companies.

     The Fund considers Central Europe to be comprised of the area north of Italy and the former Yugoslavia, west of Romania and the former Soviet Union, east of Switzerland and Germany and south of the Baltic Sea. This region comprises the countries of the Czech Republic, Austria, Hungary, Poland and Slovakia. Based on current and anticipated market conditions, the Fund has adopted a policy to limit its investments relating to each of the foregoing countries (other than the Czech Republic) to 15% of its total assets. For purposes of applying the foregoing limitation, if a company meets the definition of a Central European Company as a result of relationships with respect to more than one Central European country, the Fund may consider the company to be associated with any of such countries. Due to the rapidly evolving nature of Central European markets, the Fund reserves the ability to modify its limitation on investments relating to any one Central European country (other than the Czech Republic) if market conditions should develop so as to warrant such a change in investment policy.

     It is the Fund's policy, under normal market conditions, to invest at least 65% of its total assets in equity securities, and up to 35% of the Fund's net assets may be invested in debt securities. Equity securities include common and preferred stock (including convertible preferred stock), American, Global or other types of Depositary Receipts ("ADRs"), convertible bonds, notes and debentures, equity interests in trusts, partnerships, joint ventures or similar enterprises and common stock purchase warrants and rights.

     As of January 25, 1996, approximately 83% of the Funds's assets were invested in equity and debt securities of Czech Issuers and 17% of the Fund's assets were invested in equity and debt securities of other Central European Issuers.

     The Fund's assets may be invested in debt securities (other than Temporary Investments, as described under "Investment Objective and Policies -- Temporary Investments") when the Investment Adviser believes that, based upon factors such as relative interest rate levels and foreign exchange rates, such securities offer opportunities for long-term capital appreciation. Up to 35% of the Fund's net assets (i) may be invested, subject to certain restrictions, in (A) debt securities issued or guaranteed by a Czech Issuer or other Central European Issuer, (B) in debt securities denominated in korunas or the lawful currency of another Central European country and (C) short-term debt securities of the type described under "Investment Objective and Policies -- Temporary Investments" and
(ii) may be utilized to purchase and sell options on securities, financial futures, fixed income indices and other financial instruments, and to enter into currency transactions and lend portfolio securities. See "Risk
Factors -- Investment Practices." The Fund has not established any minimum rating criteria for the debt securities (other than Temporary Investments) in which it may invest. In addition, the Fund is not required to dispose of securities in the event of a decline in their credit quality or ratings. See "Risk Factors -- High Yield/High Risk and Unrated Debt." A description of the ratings used by Moody's and S&P is set forth in Appendix D hereto. The Fund expects that debt securities guaranteed by a Czech or Central European governmental or private entity would be guaranteed as to payment of principal and interest by the full faith and credit of the relevant guarantor. If, however, such a debt security were not so guaranteed, the Fund would nonetheless expect to be permitted to invest in the security as a result of either the issuer of the security or the currency in which the security is denominated satisfying the Fund's policies with respect to investment in debt securities. In evaluating the quality of debt obligations the Investment Adviser takes into consideration, among other things, the issuer's financial resources, its operating history, its sensitivity to economic and political conditions and trends, anticipated changes in interest rates, the quality of the issuer's management and regulatory matters. The Fund is permitted to invest up to 100% of its assets in Temporary Investments for temporary defensive purposes due to political, market or other factors affecting markets in the Czech Republic or other Central European countries.

     The Fund is permitted to invest in investment funds which invest principally in securities in which the Fund is authorized to invest. The Fund may invest in such funds as a means of investing in other equity securities in which the Fund is authorized to invest when the Investment Adviser believes that such investments may be more advantageous to the Fund than a direct market purchase of such securities (e.g., if such funds trade at a significant discount to net asset value, chiefly as a result of transitory market conditions that the Investment Adviser expects will change). Under the 1940 Act, the Fund is restricted in the amount it may invest in such funds. See "Additional Investment Activities -- Investment Funds." For a discussion of possible consequences under U.S. Federal income tax laws of the Fund's investment in foreign investment funds, see "Taxation -- The Fund."

     The Fund may invest its assets in a broad spectrum of industries. In selecting industries and companies for investment, the Investment Adviser considers overall growth prospects, financial condition, competitive position, technology, research and development, productivity, labor costs, raw material costs and sources, profit margins, return on investment, structural changes in local economies, capital resources, the degree of government regulation or deregulation, management and other factors.

TEMPORARY INVESTMENTS

     The Fund may hold and/or invest its assets in cash and/or Temporary Investments (as defined below) for cash management purposes, pending investment in accordance with the Fund's investment objective and policies and to meet operating expenses. In addition, the Fund may take a temporary defensive posture and invest without limitation in Temporary Investments. The Fund may assume a temporary defensive posture when, due to political, market or other factors broadly affecting markets, the Investment Adviser determines that either opportunities for capital appreciation in those markets may be significantly limited or that significant diminution in value of the securities traded in those markets may occur. As a temporary defensive measure, the Fund may also increase the percentage of its assets invested in a particular Central European country. To the extent that the Fund invests in Temporary Investments, it may not achieve its investment objective.

     Temporary Investments are debt securities denominated in U.S. Dollars or in another freely convertible currency including: (1) short-term (less than 12 months to maturity) and medium-term (not greater than five years to maturity) obligations issued or guaranteed by (a) the U.S. Government, the Czech Government or the governments of other Central European countries, their agencies or instrumentalities or (b) international organizations designated or supported by multiple foreign governmental entities to promote economic reconstruction or development ("supranational entities"); (2) finance company obligations, corporate commercial paper and other short-term commercial obligations, in each case rated, or issued by companies with similar securities outstanding that are rated, Prime-1 or A or better by Moody's or A-1 or A or better by S&P or, if unrated, of comparable quality as determined by the Investment Adviser; (3) obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks, subject to the restriction that the Fund may not invest more than 25% of its total assets in bank securities; and (4) repurchase agreements with respect to securities in which the Fund may invest. The banks whose obligations may be purchased by the Fund and the banks and broker-dealers with which the Fund may enter into repurchase agreements include any member bank of the Federal Reserve System and any U.S. or foreign broker-dealer or any foreign bank that has been determined by the Investment Adviser to be creditworthy.

     Repurchase agreements are contracts pursuant to which the seller of a security agrees at the time of sale to repurchase the security at an agreed upon price and date. When the Fund enters into a repurchase agreement, the seller is required to maintain the value of the securities subject to the repurchase agreement, marked to market daily, at not less than their repurchase price. Repurchase agreements may involve risks in the event of insolvency or other default by the seller, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

OTHER INVESTMENTS

     Illiquid Securities and Private Securities Transactions. The Fund is permitted to invest without limitation in illiquid securities, i.e. securities for which there is no readily available market or no market at all. The Fund, however, limits its investments in securities acquired in private placements from the issuers and unlisted equity securities which are illiquid to 20% of its total assets. The Fund does not invest in mortgage certificates. The Fund may be unable to dispose of its holdings in illiquid securities at then current prices and may have to dispose of such securities over extended periods of time. In addition to the foregoing, a substantial proportion of secondary market securities transactions in the Czech Republic and other Central European countries are privately negotiated between market participants outside of securities exchanges and organized over-the-counter markets, even if the securities are also traded on an exchange or in an organized over-the-counter market. The Fund's investment policies do not limit its ability to participate in such transactions. There may be significant disparities between the prices paid for securities in private transactions and the prices at which the same securities trade on an exchange or in an organized over-the-counter market. In addition, these factors may limit the Fund's ability to obtain accurate market quotations for purposes of valuing its portfolio securities and calculating its net asset value. See "Risk Factors -- Illiquid Securities and Private Securities Transactions." In many cases, such illiquid securities will be subject to contractual or legal restrictions on transfer. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded.

     Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics such as (1) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (2) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics, and (3) the potential for capital appreciation if the market price of the underlying common stock increases.

     A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

     In selecting convertible debt securities for the Fund, the following factors, among others, may be considered by the Investment Adviser: (1) the creditworthiness of the issuers of the securities; (2) the interest income generated by the securities; (3) the potential for capital appreciation of the securities and the underlying stock; (4) the conversion prices of the securities relative to the underlying stocks; and (5) the conversion prices of the securities relative to other comparable securities.

     Warrants. The Fund is permitted to invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

     Equity-Linked Debt Securities. The Fund is permitted to invest in equity-linked debt securities. Equity-linked debt securities are corporate debt securities which involve equity features, such as warrants or contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower's attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture). The amount of interest and/or principal payments which the issuer of equity-linked debt securities is obligated to make may be linked to the performance of a specified index of equity securities and may be significantly greater or less than payment obligations in respect of other types of debt securities. An investment in equity-linked debt securities may be considered more speculative than other types of debt securities. In selecting equity-linked debt securities for the Fund, the Investment Adviser may consider, among other factors, the creditworthiness of the issuers of the securities and, if applicable, the volatility of the index of equity securities.

                        ADDITIONAL INVESTMENT ACTIVITIES

     In addition to the investment policies discussed above, the Fund is permitted to engage in certain additional investment activities. Such activities may be limited by law or regulations of the Czech Republic or other Central European countries.

HEDGING AND DERIVATIVES

     The Fund is authorized to use various hedging and investment strategies described below to hedge various market risks (such as broad or specific market movements and interest rates and currency exchange rates), to manage the effective maturity or duration of debt instruments held by the Fund, or to seek to increase the Fund's income or gain. Although these strategies are regularly used by some investment companies and other institutional investors, few, if any, of these strategies can practicably be used to a significant extent by the Fund at the present time and may not become available for extensive use in the future. Techniques and instruments may change, however, over time as new instruments and strategies are developed or regulatory changes occur. Limitations on the portion of the Fund's assets that may be used in connection with the investment strategies described below are set out in Appendix A hereto.

     Subject to the constraints described above, the Fund may purchase and sell interest rate, currency or stock index futures contracts and enter into currency forward contracts and currency swaps and related transactions, it may purchase and sell (or write) exchange listed and over-the-counter put and call options on debt and equity securities, currencies, futures contracts, fixed income and stock indices and other financial instruments and it may enter into interest rate and equity swaps and related transactions and other similar transactions which may be developed to the extent the Investment Adviser determines that they are consistent with the Fund's investment objective and policies and applicable regulatory requirements (collectively, these transactions are referred to herein as "Hedging and Derivatives"). The Fund may enter into futures contracts or options thereon for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums on such open contracts and options would not exceed 5% of the liquidation value of the Fund's portfolio; provided, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The Fund's interest rate transactions may take the form of swaps, caps, floors and collars, currency forward contracts, currency futures contracts, currency swaps and options on currency or currency futures contracts.

     Hedging and Derivatives may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular debt or equity securities. The ability of the Fund to utilize Hedging and Derivatives successfully will depend on the Investment Adviser's ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select portfolio securities. The use of Hedging and Derivatives in certain circumstances will require that the Fund segregate cash, U.S. Government securities or other liquid high grade debt obligations to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency.

     A detailed discussion of Hedging and Derivatives, including applicable requirements of the Commodity Futures Trading Commission, the requirement to segregate assets with respect to these transactions and special risks associated with such strategies, appears as Appendix A hereto. See also "Risk Factors -- Investment Practices."

     The degree of the Fund's use of Hedging and Derivatives may be limited by certain provisions of the Code. See "Taxation."

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

     The Fund is permitted to purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price. No income accrues to the purchaser of a security on a when-issued or delayed delivery basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in market prices. Purchasing a security on a when-issued or delayed delivery basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. The Fund will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities but may sell them before the settlement date if it is deemed advisable. The Fund generally will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the Fund's commitments to purchase securities on a when-issued or delayed delivery basis. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments. As an alternative, the Fund may elect to treat when-issued or delayed delivery securities as senior securities representing indebtedness, which are subject to asset coverage requirements under the 1940 Act. See "Investment Restrictions."

LOANS OF PORTFOLIO SECURITIES

     The Fund is permitted to lend portfolio securities. By doing so, the Fund attempts to earn income through the receipt of interest on the loan. In the event of the bankruptcy of the other party to a securities loan, the Fund could experience delays in recovering the securities it lent. To the extent that, in the meantime, the value of the securities the Fund lent has increased, the Fund could experience a loss. Any physical transfer of portfolio securities outside the Czech Republic is currently subject to limitation under the Czech foreign exchange law.

     Any securities that the Fund may receive as collateral for a loan will not become a part of its portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn additional income or receive an agreed-upon fee from a borrower that has delivered cash equivalent collateral. Cash collateral received by the Fund will be invested in securities in which the Fund is permitted to invest. The value of securities loaned will be marked to market daily. Portfolio securities purchased with cash collateral are subject to possible depreciation. Loans of securities by the Fund will be subject to termination at the Fund's or the borrower's option. The Fund may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Fund's Board of Directors.

INVESTMENT FUNDS

     The Fund is permitted to invest in investment funds, other than those for which the Investment Manager, the Investment Adviser or the Regional Adviser serves as investment adviser or sponsor, which invest principally in securities in which the Fund is authorized to invest. Among such investment funds are "voucher funds," which are investment funds formed in connection with the privatization by the Czech government (or the predecessor government of the Czech and Slovak Federal Republic) of a number of state-owned companies and the issuance of investment vouchers to private citizens reflecting ownership interests therein. See "Appendix B -- The Czech Republic -- The Czech
Economy -- Investment Funds." Under the 1940 Act, the Fund may invest a maximum of 10% of its total assets in the securities of other investment companies. In addition, under the 1940 Act, not more than 5% of the Fund's total assets may be invested in the securities of any one investment company. To the extent the Fund invests in other investment funds, the Fund's shareholders will incur certain duplicative fees and expenses, including investment advisory fees. The Fund's investment in certain investment funds will result in special U.S. federal income tax consequences described below under "Taxation."

LEVERAGE

     Although the Fund has no present intention to do so, the Fund is permitted to utilize leverage by borrowing or by issuing preferred stock or short-term debt securities in an amount up to 10% of the Fund's total assets. Borrowings may be secured by the Fund's assets.

     Leverage by the Fund creates an opportunity for increased return but, at the same time, creates special risks. For example, leverage may exaggerate changes in the net asset value of the Common Stock and in the return on the Fund's portfolio. Although the principal of any leverage will be fixed, the Fund's assets may change in value during the time the leverage is outstanding. Leverage will create expenses for the Fund which can exceed the income from the assets acquired with the proceeds of the leverage. Furthermore, an increase in interest rates could reduce or eliminate the benefits of leverage and could reduce the value of the Fund's Common Stock.

     The Fund also is permitted to enter into reverse repurchase agreements with any member bank of the Federal Reserve System and any broker-dealer or any foreign bank that has been determined by the Investment Adviser to be creditworthy. Under a reverse repurchase agreement, the Fund would sell securities and agree to repurchase them at a mutually agreed date and price. At the time the Fund enters into a reverse repurchase agreement, it may establish and maintain a segregated account, with its custodian or a designated sub-custodian, containing cash, U.S. Government securities or other liquid, high grade debt obligations, having a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds of the sale of securities received by the Fund may decline below the price of the securities the Fund is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligations to repurchase the securities, and the Fund's use of proceeds of the reverse repurchase agreement may effectively be restricted pending the decision. Reverse repurchase agreements will be treated as borrowings for purposes of calculating the Fund's borrowing limitation to the extent the Fund does not establish and maintain a segregated account (as described above).

                            INVESTMENT RESTRICTIONS

     The following restrictions, along with the Fund's investment objective and its policy to invest at least 65% of the Fund's total assets in securities of Czech Issuers under normal market conditions, are, subject to the succeeding sentence, the Fund's only fundamental policies, that is, policies that cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. In addition, as a matter of fundamental policy, and notwithstanding any other fundamental investment policy or limitation, the Fund may invest all or a portion of its assets invested in the Czech Republic or another Central European Country through one or more subsidiaries, trusts or other similar arrangements (including a branch) established by the Fund at any such time that the Board of Directors of the Fund determines that it is in the best interests of the Fund's shareholders. As used herein, a "majority of the Fund's outstanding voting securities" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. The other policies and investment restrictions referred to herein are not fundamental policies of the Fund and may be changed by the Fund's Board of Directors without shareholder approval. If a percentage restriction set forth below or elsewhere herein is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation. Under its fundamental restrictions, the Fund may not:

          (1) purchase any securities which would cause 25% or more of the value of its total assets at the time of such purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investment in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

          (2) issue senior securities or borrow money, except for senior securities (including borrowing money, including on margin if margin securities are owned, entering into reverse repurchase agreements and entering into similar transactions) not in excess of 10% of its total assets (excluding the amount borrowed); provided, however, that the Fund's obligations under when-issued and delayed delivery transactions and similar transactions and reverse repurchase agreements are not treated as senior securities if covering assets are appropriately segregated, and the use of Hedging and Derivatives shall not be deemed to involve the issuance of a "senior security" or a "borrowing";

          (3) purchase or sell commodities or commodity contracts, including futures contracts and options thereon, except that the Fund may engage in Hedging and Derivatives;

          (4) make loans, except that (a) the Fund may (i) purchase and hold debt instruments (including bonds, debentures or other obligations and certificates of deposit, bankers' acceptances and fixed time deposits) in accordance with its investment objective and policies, (ii) enter into repurchase agreements with respect to portfolio securities, and (iii) make loans of portfolio securities, as described under "Additional Investment Activities -- Loans of Portfolio Securities" herein; and (b) delays in the settlement of securities transactions will not be considered loans;

          (5) underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter;

          (6) purchase or sell real estate, real estate mortgage loans or real estate limited partnership interests (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

          (7) purchase securities on margin (except as provided in (2) above and except for delayed delivery or when-issued transactions, such short-term credits as are necessary for the clearance of transactions, and margin deposits in connection with transactions in futures contracts, options on futures contracts, options on securities and securities indices and currency transactions) or make short sales;

          (8) invest for the purpose of exercising control over management of any company;

          (9) invest more than 25% of its total assets in a particular company or issuer; or

          (10) acquire more than 25% of any class of outstanding stock of any company.

     As a matter of operating policy, which may be changed by the Fund's Board of Directors without stockholder vote, the Fund will not purchase or borrow securities from or sell or lend securities to interested persons or affiliated persons, as defined under the 1940 Act, except as permitted under the 1940 Act.

                                  RISK FACTORS

     Investing in securities of Czech and other Central European issuers involves certain risks, and special risk considerations, including those set forth below, which are not associated with investing in securities of U.S. companies. Further, certain investments that the Fund may purchase and investment techniques in which the Fund may engage, involve risks, including those set forth below.

DILUTION

     An immediate dilution, which could be substantial, of the aggregate net asset value of the shares of Common Stock owned by Record Date Stockholders who do not fully exercise their Rights will likely occur as a result of the Offer because the Subscription Price will likely be less than the Fund's net asset value per share on the Expiration Date (and the Fund will incur expenses in connection with the Offer), and the number of shares outstanding after the Offer may increase in a greater percentage than the increase in the size of the Fund's assets. In addition, Record Date Stockholders who do not fully exercise their Rights should expect that they will, at the completion of the Offer, own a smaller proportional interest in the Fund than would otherwise be the case. Although it is not possible to state precisely the amount of such a decrease in net asset value because it is not known at this time what the net asset value per share will be on the Expiration Date or what proportion of the Shares will be subscribed for, such dilution could be substantial. For example, assuming that all Rights are exercised and that the Subscription Price of $11.25 is 17% below the Fund's net asset value of $13.52 per share as of January 25, 1996, the Fund's net asset value per share would be reduced approximately $0.75. The distribution to stockholders of transferable Rights which themselves may have intrinsic value will afford non-participating stockholders the potential of receiving a cash payment upon sale of such Rights, receipt of which may be viewed as partial compensation for the possible dilution of their interest in the Fund. No assurance can be given, however, that a market for the Rights will develop or as to the value, if any, that such Rights will have.

POLITICAL, ECONOMIC AND OTHER FACTORS

     The value of the Fund's assets may be adversely affected by political, economic, and social factors, changes in law or regulations of the Czech Republic or other Central European countries and the status of foreign relations of Central European countries. Developments in the region may also affect the value of the Fund's assets. In addition, the economy of the Czech Republic or other Central European countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Many Central European countries have substantial external debt. Despite privatization programs that have been implemented, the governments of Central European countries have exercised and continue to exercise significant influence over many aspects of the local economies, and the number of public sector enterprises in Central European countries is substantial. New governments and new economic policies may have an unpredictable impact on Central European economies. Future actions by the government of the Czech Republic or other Central European countries could have a significant effect on the local economy, which could affect private sector companies, market conditions, and prices and yields of securities in the Fund's portfolio.

     The economy of the Czech Republic was tightly controlled by a Communist government and composed almost exclusively of state owned enterprises until 1989. Since 1990, the Government of the Czech Republic (including its predecessor, the Government of the Czech and Slovak Federal Republic) has committed itself to implementing an economic structural reform program with the objective of liberalizing the Czech Republic's exchange and trade policies, privatizing state-owned companies, controlling inflation, promoting sound monetary and fiscal policy, reforming the financial sector, and placing greater reliance on market mechanisms to direct economic activity. A significant component of the program is the promotion of foreign investment in key areas of the economy and the further development of the private sector. While the Government's policies have resulted in improved economic performance, there can be no assurance that the economic recovery will be sustained. Moreover, there can be no assurance that the economic reforms will persist, and any reversal thereof by the current or any future Government could adversely affect the Fund.

Although, in the judgment of the Investment Manager, the Investment Adviser and the Regional Adviser, the current political situation in the Czech Republic is stable, there can be no assurance that the Czech Republic or other Central European countries will not experience political instability in the future that could adversely affect the market values of the Fund's portfolio holdings and the Fund's Common Stock. In particular, since the Czech Republic is ruled by a coalition government, a shift in the allegiance of parties comprising the coalition could result in a change in government and, as a consequence, a change in political or economic policies. Parliamentary elections are scheduled in the Czech Republic for June 1996, and there can be no assurance that the present ruling Government coalition will be in place following such elections. Certain other Central European countries have recently held or will shortly hold elections in which Socialist parties identified with former ruling Communist or Socialist parties have gained or may gain parliamentary majorities from parties which have supported economic reforms. Although the Socialist governments which to date have been elected in these countries have pledged to continue to implement economic reform policies, there can be no assurance that economic reforms will continue. Moreover, there can be no assurance that the Czech Republic or other countries in which the Fund invests will not adopt policies adversely affecting the Fund's investments. For example, upon the accession to power of Communist regimes approximately 40 years ago, large amounts of property were expropriated and the claims of many property owners against the governments were never settled. Although the government of the Czech Republic has settled many claims through a restitution program, there can be no assurance that additional claims in the Czech Republic or other Central European countries will not impose significant costs upon the governments or that the Fund's investments in certain countries would not be expropriated, nationalized or otherwise confiscated.

     Although the Czech Republic removed most wage and price controls in January 1991, the elimination of remaining wage and price controls in the Czech Republic or other Central European countries, would result in increased inflation and could lead to reduced competitiveness of certain exports. The dismissal of workers in connection with the transformation of Central European economies from state control to market-based incentives or the commencement of bankruptcy proceedings involving Central European companies may lead to a rise in unemployment and have a destabilizing impact.

     The Czech Republic and other Central European countries lack a well-developed infrastructure. Telecommunication capabilities are limited and banks and financial systems are not well developed. In response to liquidity problems that certain Czech banks had experienced, the Czech National Bank has proposed new regulations, including regulations to require banks to meet certain capital adequacy standards. See "Appendix B -- The Czech Economy -- Banking and Finances." Continued problems in the banking sector could adversely affect economic development in the Czech Republic. Individual business entities lack a significant history of operating in a market-oriented system. Many companies in the Czech Republic and other Central European countries are recently constituted. Many existing enterprises have been radically reorganized and restructured as a result of the shift from a planned command and control economy to a free market, and many enterprises continue to restructure in response to rapidly changing economic conditions.

     The economies of the Czech Republic and certain other Central European countries are heavily dependent on the manufacturing sector, and adverse developments affecting this sector in a particular country would adversely affect the economy as a whole. In addition, Central European economies generally are heavily dependent upon international trade and have been and may continue to be adversely affected by trade barriers and other protectionist measures, exchange controls and relative currency values. These economies may also be adversely affected by economic or political developments in or controversies with neighboring countries and major trading partners. The economies of the Czech Republic and certain other Central European countries are heavily dependent on oil and gas imported from Russia via a pipeline through Ukraine and the Slovak Republic. Political or economic turmoil in any one of these nations could result in an energy crisis that would adversely affect the economic stability of the Czech Republic and certain other Central European countries and consequently adversely affect the Fund. Political or economic turmoil in nearby regions could also lead to an influx of refugees to one or more Central European countries with adverse economic and political effects on such countries.

     The extent of environmental regulation and protection by Central European countries has not matched Western standards. Significant areas of these countries are seriously polluted and will require remedial measures. In addition, a significant portion of the electricity generated in the Czech Republic is produced by a nuclear power plant which may require modifications and which, if decommissioned or otherwise interrupted, would adversely affect the Czech economy. Addressing these conditions will impose significant costs on the Central European governments.

     The quality and reliability of official data published by the governments, government agencies and securities exchanges of the Czech Republic and other Central European countries is generally not equivalent to that of more developed Western countries. The statistical information presented herein regarding the Czech Republic may therefore not accurately reflect the characteristics being measured. In addition, as a result of significant political, economic and other structural changes in these countries in recent years and the newness of their securities markets, meaningful long-term historical information is generally not available.

MARKET CHARACTERISTICS

     The Prague Stock Exchange (the "PSE") is the only stock exchange in the Czech Republic. The Czech Republic also has an organized over-the-counter market, known as the "RM System," on which securities traded on the PSE, as well as other securities, may trade. A substantial majority of securities transactions in the Czech Republic are privately negotiated off the PSE and outside of the RM System, however. The large volume of trades effected in such privately negotiated transactions makes it difficult to determine accurate market quotations for securities and to obtain accurate information regarding trading values. The securities markets in the Czech Republic and other Central European countries are substantially smaller and less liquid and significantly more volatile than the securities market in the United States. As of December 15, 1995, 68 equity securities and 20 debt securities were listed on the PSE. Securities are not required to be listed in order to trade on the PSE, however, and as of December 15, 1995, approximately 1,716 equity securities and 48 debt securities were traded on the PSE. As of December 15, 1995, the aggregate market capitalization of equity securities of companies eligible for trading on the PSE was approximately U.S. $18.5 billion (Kc. 481 billion). For the period from January 1, 1995 through December 15, 1995, the average monthly equity trading value of companies traded on the PSE was approximately U.S. $392.11 million (Kc.
10.19 billion), resulting in an aggregate trading value for the period of approximately U.S. $4.71 billion (Kc. 122.34 billion). For December 1995, the equity trading value on the PSE was approximately U.S. $855.2 million (Kc. 22.24 billion). In addition, the equity trading value on the PSE was at its lowest point in 1995 during the month of January at U.S. $83.9 million (Kc. 2.2 billion) and at its highest point in 1995 during the month of November at U.S. $1.02 billion (Kc. 26.7 billion). By comparison, for the year ended December 31, 1995, the average daily equity trading value on the New York Stock Exchange was U.S. $12.2 billion and the aggregate trading value for the period was U.S. $3.08 trillion. On December 31, 1995, the market capitalization of the New York Stock Exchange was U.S. $6.01 trillion. The relatively small market capitalization of, and trading volume on, the Central European securities exchanges can be expected to cause the Fund's investments in securities traded on such exchanges to be comparatively less liquid and subject to greater price volatility than comparable U.S. investments.

     The development of the Czech securities market has been influenced to a significant degree by the methods used in the privatization of Czech companies and, in particular, by voucher privatization. The voucher funds formed at the time of the first wave of large-scale privatizations in the Czech Republic attracted approximately 73% of all vouchers held by the public. See "Appendix
B -- The Czech Republic -- Privatization" and "-- The Czech
Republic -- Investment Funds." As a result, although precise data is not available, a limited number of voucher funds own a high proportion of the shares of many Czech companies and may act in concert in the trading of company shares. Officers of these funds and related parties may participate in the management of portfolio companies, and bank affiliates of these funds may possess detailed information regarding these companies as a result of their lending activities. These factors, combined with a lack of generally available information regarding Czech issuers, may result in the Fund having less information regarding Czech issuers than certain other investors. Moreover, in view of the size of positions held by voucher funds and other institutional investors, their trading activities could materially affect the prices of securities held by the Fund and the Fund's ability to acquire and dispose of investments at prices and times it considers advantageous. The concentration of share holdings in institutional investors is also a feature of certain other Central European securities markets. In addition, minority shareholders in companies, such as the Fund, have limited rights against actions taken by controlling parties, and those actions may adversely affect the value of the Fund's holdings. A limited number of issuers represent a disproportionately large percentage of market capitalization and trading value of the PSE. The limited liquidity of the Czech securities market and other Central European securities markets may also affect the Fund's ability to acquire or dispose of securities at the price and time it desires.

     Price levels in the securities markets of the Czech Republic and other Central European countries have been characterized by substantial volatility. For example, on January 6, 1994, the PX-50, the official index of the PSE which tracks the performance of 50 stocks traded on the PSE, closed at 846.17; on February 1, 1994 it closed at 1353.92; and on December 16, 1994 it closed at
557.20. On December 15, 1995, the PX-50 closed at 425.90.

     Settlement procedures in certain Central European countries are less developed and reliable than those in the United States and in other developed markets, and the Fund may experience settlement delays or other material difficulties. Accordingly, the Fund may be subject to significant delays or limitations on the timing of its investments in the Czech Republic and other Central European countries (including the investment of the proceeds from the offering made hereby). Securities trading in the Czech Republic and other emerging Central European securities markets may also be subject to risks due to a lack of experience of securities brokers, a lack of modern technology and a possible lack of sufficient capital to expand market operations. The foregoing factors could impede the ability of the Fund to effect portfolio transactions on a timely basis and could have an adverse effect on the net asset value of shares of the Fund's Common Stock and the price at which the shares trade.

FINANCIAL INFORMATION AND STANDARDS; REGULATORY MATTERS

     In addition to their smaller size, lesser liquidity and greater volatility, Czech and Central European securities markets are less developed than U.S. securities markets. Disclosure and regulatory standards are substantially less stringent than U.S. standards. Issuers in the Czech Republic and other Central European countries are subject to accounting, auditing and financial standards and requirements that differ significantly from those applicable to U.S. issuers. Certain issuers are subject to limited or no disclosure requirements, and no prospectus describing a state-owned company is issued in connection with its privatization and the commencement of trading in the company's securities. With respect to issuers that are subject to disclosure requirements, the assets and profits appearing on their financial statements may not reflect their financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. There is substantially less publicly available information about Central European issuers than there is about U.S. issuers.

     Issuers of securities in the Czech Republic and other Central European countries may not be subject to regulation comparable to that to which U.S. issuers are subject with respect to such matters as insider trading rules, tender offer regulation, shareholder proxy requirements and the timely disclosure of information. In addition, there is substantially less governmental supervision and regulation of the securities exchanges and securities professionals in the Czech Republic and other Central European countries than exists in the United States.

     In the years since the fall of Communism, the Czech Republic and other Central European countries have been developing a body of securities and tax laws and laws governing corporations. Legal structures governing private and foreign investments and private property, where they have been implemented, are new. Laws may not exist to cover all contingencies or to protect investors, particularly minority shareholders, adequately and furthermore, the administration of laws and regulations by government agencies may be subject to considerable discretion. There is a low level of monitoring and regulation of the securities markets and the activities of investors in such markets, and has been no or very limited enforcement to date of existing regulations. Furthermore, many regulations are inapplicable to transactions conducted directly between market participants, where the bulk of trading in the Czech Republic occurs. In addition, even in circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law. Czech and other Central European judicial systems have very limited experience with the administration of corporate and commercial law and may not be well equipped to resolve disputes. Consequently, it may be more difficult for the Fund to obtain a judgment in a court outside the United States to the extent that there is a default with respect to a security of a Central European issuer or the Fund has any other claim against any such issuer.

INVESTMENT RESTRICTIONS

     Foreign investment in the securities of Czech and Central European companies is restricted and controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain Czech companies and Central European Issuers. The Czech Republic and other Central European countries may require governmental approval prior to investment by foreign persons or limit the amount of investment by foreign persons in a particular company, or give preferential treatment to nationals over foreign investors. In particular, there are specific limitations on the foreign purchase of an equity interest in a Czech bank and Czech National Bank approval is required for the purchase of any Czech bank shares by a nonresident of the Czech Republic. In addition, the Czech Republic and other Central European countries may restrict investment opportunities in issuers or industries deemed important to governmental interests such as defense related firms and public airports.

FOREIGN CURRENCY CONSIDERATIONS

     The Fund's assets are invested principally in securities of Czech and other Central European issuers and substantially all of the income received by the Fund is in korunas or other Central European currencies. However, the Fund computes and distributes its income in U.S. Dollars, and the computation of income is made on the date that the income is earned by the Fund at the foreign exchange rate on that date. Therefore, if the value of the koruna or other Central European currency falls relative to the U.S. Dollar between the earning of the income and the time at which the Fund converts the korunas or other Central European currencies to U.S. Dollars, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. Dollars to meet distribution requirements. See "Taxation" and "Dividends and Distributions; Dividend Reinvestment and Cash Purchase Plan." The liquidation of investments, if required, may have an adverse impact on the Fund's performance. In addition, if the liquidated investments include securities that have been held less than three months, such sales may jeopardize the Fund's status as a regulated investment company under the Code. See "Taxation -- The Fund."

     Since the Fund invests primarily in securities denominated or quoted in korunas or other Central European currencies, changes in the exchange rates between the U.S. Dollar and such Central European currencies will affect the dollar value of securities in the Fund's portfolio and the unrealized appreciation or depreciation of investments. Furthermore, the Fund may incur costs in connection with conversions between U.S. Dollars and Central European currencies. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. The Fund conducts its foreign currency exchange transactions either at the spot rate prevailing in the foreign currency exchange market, at regulated official rates for currencies that are not freely convertible or internationally traded or through entering into forward, futures or options contracts to purchase or sell foreign currencies, if available.

EXCHANGE CONTROLS

     The ability of the Fund to exchange korunas and other Central European currencies into U.S. Dollars and repatriate investment income, capital and proceeds of sales realized from its investments in Czech and other Central European securities is subject to regulation by Czech and other Central European government authorities, although prior registration or approval generally is not required under current regulations. There can be no assurance that the governments of the Czech Republic or other Central European countries will not, whether for purposes of managing its balance of payments or for other reasons, impose additional restrictions in the future on foreign capital remittances abroad or otherwise modify the exchange control regime applicable to foreign investors in such a way that may adversely affect the ability of the Fund to repatriate its income and capital. The Fund could be adversely affected by delays in obtaining or the failure to obtain any required government or central bank approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. If for any reason the Fund was unable, through borrowing or otherwise, to distribute an amount equal to substantially all of its investment company taxable income (as defined for U.S. tax purposes) within applicable time periods, the Fund would cease to qualify for the favorable tax treatment afforded to regulated investment companies under the Code.

HIGH YIELD/HIGH RISK AND UNRATED DEBT

     The Fund has not established any minimum rating criteria for the debt securities in which it may invest. Accordingly, the Fund may invest in securities rated in medium to low rating categories of internationally recognized statistical rating organizations and unrated securities of comparable quality (such securities are referred to herein as "high yield/high risk securities"). Such securities are speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rated categories. Under rating agency guidelines, these lower-rated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. The Fund may invest in securities having the lowest ratings for non-subordinated debt instruments assigned by Moody's or S&P (i.e., rated in the category "C" by Moody's or "D" by S&P) or in comparable unrated securities. The Fund is not required to dispose of securities in the event of a decline in their credit quality or ratings. Some of the debt securities held by the Fund may not be paying interest currently or may be in payment default. Under rating agency guidelines, these securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. Unrated securities deemed by the Investment Adviser to be comparable to these lower- and lowest-rated securities will have similar characteristics. See "Appendix D -- Ratings." In purchasing such securities, the Fund relies on the Investment Adviser's analysis, judgment and experience in evaluating the creditworthiness of an issuer of such securities. Achievement of the Fund's investment objective through investing in lower quality debt securities may be more dependent on the Investment Adviser's credit analysis than would be the case for higher quality debt securities. The Investment Adviser takes into consideration, among other things, the issuer's financial resources, its operating history, its sensitivity to economic and political conditions and trends, anticipated changes in interest rates, the quality of the issuer's management and regulatory matters.

     The market values of high yield/high risk securities tend to be less sensitive than higher quality securities to fluctuations in the general level of interest rates and more sensitive to changes in the equity markets, individual corporate developments or political developments concerning government issuers. Issuers of high yield/high risk securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during a sustained period of rising interest rates, an economic downturn or a sustained period of political uncertainty or unrest, issuers of high yield/high risk securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, service of debt obligations also may be adversely affected by the issuer's inability to meet specific projected business forecasts, specific issuer developments or the unavailability of additional financing. In addition, these periods can be expected to result in increased volatility of market prices and yields of lower rated securities and thus in the Fund's net asset value. The risk of loss due to default by the issuer is significantly greater for the holders of high yield/high risk securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

     High yield/high risk securities may have redemption or call features which would permit an issuer to repurchase the securities from the Fund. If a call were exercised by the issuer during a period of declining interest rates, the Fund in all likelihood would have to replace the called securities with lower yielding securities, thus decreasing the net investment income to the Fund and dividends to shareholders.

     The Fund may have difficulty disposing of certain high yield/high risk securities, as there may be a thin trading market for such securities. To the extent that a secondary trading market for high yield/high risk securities does exist, it is generally not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain high yield/high risk securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. Market quotations are generally available on many high yield/high risk securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers of prices for actual sales. The Fund's Directors or the Investment Adviser carefully consider the factors affecting the market for high yield/high risk securities in determining whether any particular security is liquid or illiquid and whether current market quotations are readily available. Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of high yield/high risk securities, particularly in a thinly traded market. Factors adversely affecting the market value of high yield/high risk securities are likely to adversely affect the Fund's net asset value. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default on a portfolio holding or to participate in the restructuring of the obligations.

INVESTMENT PRACTICES

     The risks and special considerations of certain of the investment practices in which the Fund may engage pursuant to its investment policies are described above under "Investment Objective and Policies" and "Additional Investment Activities." In general, instruments to hedge most of the securities in which the Fund invests, as well as the currencies in which they are quoted or denominated, are not currently available. Accordingly, the Fund expects to have substantial exposure to the risks associated with such securities and currencies, as described herein. However, to the extent the Fund uses Hedging and Derivatives, the Fund will bear certain risks associated with these instruments, including possible default by the other party to the transaction, illiquidity and, to the extent the Investment Adviser's view as to certain market movements is incorrect, the risk that the use of Hedging and Derivatives could result in losses greater than if Hedging and Derivatives had not been used. Use of put and call options could result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause the Fund to hold a security it might otherwise sell. The use of currency transactions could result in the Fund's incurring losses as a result of the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund could create the possibility that losses on the hedging instrument will be greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, the Fund might not be able to close out a position without incurring substantial losses. To the extent the Fund utilizes futures and options transactions for hedging, such transactions should tend to minimize the risk of loss due to a decline in the value of the hedged position and, at the same time, limit any potential gain to the Fund that might result from an increase in value of the position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium and transaction costs. Losses resulting from the use of Hedging and Derivatives will reduce the Fund's net asset value, and possibly income, and the losses can be greater than if Hedging and Derivatives had not been used. Additional information regarding the risks and special considerations associated with Hedging and Derivatives appears in Appendix A hereto.

ILLIQUID SECURITIES AND PRIVATE SECURITIES TRANSACTIONS

     The Fund is permitted to invest without limitation in illiquid securities as described above under "Investment Objective and Policies -- Other Investments." The Fund, however, limits its investments in securities acquired in private placements from the issuers and unlisted equity securities which are illiquid to 20% of its total assets. Investment of the Fund's assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with these investments will be particularly acute in situations in which the Fund's operations require cash, such as when the Fund repurchases shares or pays dividends or distributions, and could result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of such investments. Further, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements which would be applicable if their securities were publicly traded. In addition to the foregoing, a substantial proportion of secondary market securities transactions in the Czech Republic and other Central European countries are privately negotiated between market participants outside of securities exchanges and organized over-the-counter markets, even if the securities are also traded on an exchange or in an organized over-the-counter market. There may be significant disparities between the prices paid for securities in private transactions and the prices at which the same securities trade on an exchange or in an organized over-the-counter market, in part because trading limits applicable to transactions on the PSE are not applicable to private transactions. See "Appendix C -- The Czech Securities Market -- The Prague Stock Exchange -- Regulation of Price Movements on the PSE." These factors may limit the Fund's ability to obtain accurate market quotations for purposes of valuing its portfolio securities and calculating its net asset value, and the sale price of certain of the Fund's securities may be significantly lower or higher than the Fund's most recent determination of their fair value.

LEVERAGE

     Although the Fund has no present intention to do so, the Fund may utilize leverage by borrowing or by issuing preferred stock or short-term debt securities in an amount up to 10% of the Fund's total assets. Leverage by the Fund would create an opportunity for increased return but, at the same time, would create special risks. For example, leverage may exaggerate changes in the net asset value of the Common Stock and in the return on the Fund's portfolio. Although the principal of any leverage would be fixed, the Fund's assets may change in value during the time the leverage is outstanding. Leverage would create expenses for the Fund which can, during any period, exceed the income from the assets acquired with the proceeds of the leverage. Furthermore, an increase in interest rates could reduce or eliminate the benefits of leverage and could reduce the value of the Fund's securities. The Fund may also borrow by entering into reverse repurchase agreements, which would subject the Fund to additional market risk, as well as credit risk with respect to the buyer of the securities under the agreement.

WITHHOLDING AND OTHER TAXES

     Income and capital gains on securities held by the Fund may be subject to withholding and other taxes imposed by Central European countries, which will reduce the return to the Fund on those securities. The imposition of such taxes and the rates imposed are subject to change. The benefits allowed under the income tax treaty between the United States and the Czech Republic will be available to the Fund if the Fund satisfies certain criteria. There can be no assurance that all of these criteria will be satisfied. In addition, the Treaty was adopted on February 1, 1994 and since then there has been very limited legal or regulatory interpretation of the Treaty by the Czech authorities, and there can be no assurance as to the interpretation of the Treaty by the Czech authorities. Accordingly, there can be no assurance that the benefits of the Treaty will be available to the Fund. See "Taxation--Czech Republic Taxes." The Fund intends to elect, when eligible, to "pass-through" to the Fund's shareholders, as a deduction or credit, the amount of foreign taxes paid by the Fund. The taxes passed through to shareholders will be included in each shareholder's income. Certain shareholders, including some non-U.S. shareholders, will not be entitled to the benefit of a deduction or credit with respect to foreign taxes paid by the Fund. Even if a shareholder is eligible and elects to credit foreign taxes, such credit is subject to limitations which, in particular, may affect the ability to credit capital gains taxes. Other foreign taxes, such as transfer taxes, may be imposed on the Fund, but would not give rise to a credit, or be eligible to be passed through to shareholders.

NET ASSET VALUE DISCOUNT

     Shares of closed-end investment companies have in the past frequently traded at a discount from their net asset values and initial offering price. This characteristic of shares of a closed-end fund is a risk separate and distinct from the risk that a fund's net asset value will decrease. The Fund cannot predict whether its own shares will trade at, below or above net asset value. The Fund's shares have generally traded at a discount to net asset value.

NON-DIVERSIFICATION

     The Fund is classified as a non-diversified investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. Thus, the Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, will be subject to greater risk of loss with respect to its portfolio securities. The Fund, however, intends to comply with the diversification requirements imposed by the Code for qualification as a regulated investment company. See "Taxation" and "Investment Restrictions."

ANTI-TAKEOVER PROVISIONS

     The Fund's Articles of Incorporation contain certain anti-takeover provisions that may have the effect of inhibiting the Fund's possible conversion to open-end status and limiting the ability of other persons to acquire control of the Fund. In certain circumstances, these provisions might also inhibit the ability of holders of Common Stock to sell their shares at a premium over prevailing market prices. The Fund's Board of Directors has determined that these provisions are in the best interests of shareholders generally.

OPERATING EXPENSES

     The Fund's annual operating expenses are higher than those of most other U.S. investment companies, primarily because of additional time and expense required of the Investment Manager, the Investment Adviser and the Regional Adviser in pursuing the Fund's objective of long-term capital appreciation through investing primarily in securities of Czech Issuers. The operating expenses are, however, believed by the Investment Manager, the Investment Adviser and the Regional Adviser to be comparable to expenses of other closed-end management investment companies that invest primarily in the securities of foreign issuers. The annualized operating expense ratio of the Fund for the period ended August 31, 1995 was 2.39%.

                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

     The names of the directors and principal officers of the Fund are set forth below, together with their positions and their principal occupations during the past five years and, in the case of the directors, their positions with certain other international organizations and publicly held companies.

                                                                       Principal Occupations
       Name and Address            Position with Fund     Age         and Other Affiliations
*Alan H. Rappaport              Chairman of the Board of  42    Executive Vice President,
Advantage Advisers, Inc.        Directors                       Oppenheimer & Co., Inc.
Oppenheimer Tower                                               (1994-present); Managing Director,
One World Financial Center                                      Oppenheimer & Co., Inc.
200 Liberty Street                                              (1986-1994); President and
New York, NY 10281                                              Director, Advantage Advisers, Inc.
                                                                (1993-present); Executive Vice
                                                                President, Advantage Advisers, Inc.
                                                                (1990-1993); Chairman of the Board,
                                                                President and Director, The India
                                                                Fund, Inc. and The Mexico Equity
                                                                and Income Fund, Inc.; Chairman of
                                                                the Board and Director, The Asia
                                                                Tigers Fund, Inc., The Emerging
                                                                Markets Income Fund II Inc. and The
                                                                Emerging Markets Floating Rate Fund
                                                                Inc., President and Director,
                                                                Global Partners Income Fund Inc.
                                                                and The Emerging Markets Income
                                                                Fund Inc.; Director, Xiosinvest
                                                                Management Co., S.A.; Member, New
                                                                York Stock Exchange Advisory
                                                                Committee on International Capital
                                                                Markets.
*Robert I. Kleinberg            Director, President and   58    General Counsel (1980-present),
Advantage Advisers, Inc.        Secretary                       Secretary (1981-present) and
Oppenheimer Tower                                               Executive Vice President
One World Financial Center                                      (1982-present), Oppenheimer & Co.,
200 Liberty Street                                              Inc.; Director and Secretary,
New York, NY 10281                                              Advantage Advisers, Inc. and
                                                                Municipal Advantage Fund, Inc.;
                                                                Secretary, The Asia Tigers Fund,
                                                                Inc. and The India Fund, Inc.;
                                                                Assistant Secretary, Municipal
                                                                Partners Fund Inc. and Municipal
                                                                Partners Fund II Inc.

                                                                       Principal Occupations
       Name and Address            Position with Fund     Age         and Other Affiliations
Paul Belica                     Director                  74    Director, Deck House, Inc.
359 Cedar Drive West                                            (1976-present); Director, Senior
Briarcliff Manor, N.Y. 10510                                    Vice President and Managing
                                                                Director, Smith Barney, Harris
                                                                Upham & Co. (1977-1988); Director
                                                                and Treasurer, Isabela Home Inc.,
                                                                Isabela Housing Company Inc., and
                                                                Isabela Nursing Home Inc.
                                                                (1976-1987); Executive Director,
                                                                New York State Housing Finance
                                                                Agency, New York State Medical Care
                                                                Facilities Finance Agency, New York
                                                                State Municipal Bond Bank Agency,
                                                                New York State Project Finance
                                                                Agency and Chairman, State of New
                                                                York Mortgage Agency (1961-1976);
                                                                President, Paul Belica and Company,
                                                                Inc. (1976-1977); Director, Dreyfus
                                                                Tax Exempt Bond Fund, Inc.
                                                                (1976-1977) and Union Dime Savings
                                                                Bank (1976-1982); Project Manager
                                                                Walsh Construction Company
                                                                (1951-1961); Member, Ministry of
                                                                Foreign Affairs of Czechoslovakia
                                                                in Prague and Czechoslovak Embassy
                                                                in Vienna (1945-1949).

                                                                       Principal Occupations
       Name and Address            Position with Fund     Age         and Other Affiliations
Leslie H. Gelb                  Director                  58    President, The Council on Foreign
The Council on Foreign                                          Relations (1993-Present); Columnist
  Relations                                                     (1991-1993), Deputy Editorial Page
58 East 68th Street                                             Editor (1986-1990), and Editor, Op-
New York, New York 10021                                        Ed Page (1988-1990), The New York
                                                                Times; Assistant Secretary of
                                                                State, Department of State
                                                                (1977-1979); Director of Policy
                                                                Planning and Arms Control,
                                                                International Security Affairs,
                                                                Department of Defense (1967-1969);
                                                                Director, The Asia Tigers Fund,
                                                                Inc., The India Fund, Inc., The
                                                                Emerging Markets Income Fund Inc.,
                                                                The Emerging Markets Income Fund II
                                                                Inc., The Emerging Markets Floating
                                                                Rate Fund Inc. and Global Partners
                                                                Income Fund Inc.; Trustee, The
                                                                Carnegie Endowment for
                                                                International Peace; Trustee, Tufts
                                                                University; Board Member, Columbia
                                                                University School of International
                                                                and Public Affairs; Member,
                                                                International Institute for
                                                                Strategic Studies, Advisory Board
                                                                Member, Center on Press, Politics
                                                                and Public Policy, Harvard
                                                                University John F. Kennedy School.
Luis Rubio                      Director                  40    President, Centro de Investigacion
Centro de Investigacion Para                                    Para el Desarrolo, A.C.
  el Desarrollo, A.C.                                           (1981-present); Director, The
Jaime Balmes No. 11, D-2                                        Mexico Equity and Income Fund,
Los Morales Polanco                                             Inc.; Planning Director, Citibank,
Mexico D.F. 11510                                               N.A., Mexico (1979-1981); Advisor
                                                                to Secretary of the Treasury of
                                                                Mexico (1980-1981); President of
                                                                the Association of Political Risk
                                                                Analysts, New York (1989-1990);
                                                                Adjunct Fellow, Center for
                                                                Strategic and International
                                                                Studies, Washington D.C.
                                                                (1991-present); Member of the
                                                                Advisory Board of National Council
                                                                of Science and Technology of Mexico
                                                                (1990-present).

                                                                       Principal Occupations
       Name and Address            Position with Fund     Age         and Other Affiliations
Wendy W. Luers                  Director                  55    Founder and President, The
The Foundation for a Civil                                      Foundation for a Civil Society, New
Society                                                         York, Prague, Bratislava;
1270 Avenue of the Americas                                     Contributing Editor, Vanity Fair
Suite 609                                                       (1989-1995); Director of Special
New York, New York 10020                                        Projects, Human Rights Watch, New
                                                                York City (1987-1989); Director of
                                                                Special Projects, Amnesty
                                                                International, USA (1975-1979);
                                                                Professional lecturer and
                                                                commentator for IBM, Smithsonian,
                                                                MacNeil/Lehrer Report, NPR, CBS,
                                                                NBC, CNN; Member, Council on
                                                                Foreign Relations; Member, National
                                                                Council on the Arts; Founder and
                                                                President, Friends of Art and
                                                                Preservation in Embassies; Program
                                                                Committee Member; The American
                                                                Ditchey Foundation; Public
                                                                Delegate, CSCE (now OSCE) Budapest,
                                                                Hungary (1994); Member, Women's
                                                                Foreign Policy Group.
Dennis E. Feeney                Treasurer                 44    Executive Vice President
Oppenheimer & Co., Inc.                                         (1995-present), Chief Financial
Oppenheimer Tower                                               Officer (1994-present) and
One World Financial Center                                      Controller (1986-1994), Oppenheimer
200 Liberty Street                                              & Co., Inc.; Treasurer, The Asia
New York, NY 10281                                              Tigers Fund, Inc., The India Fund,
                                                                Inc. and The Mexico Equity and
                                                                Income Fund, Inc.
Robert A. Blum                  Assistant Secretary       35    Managing Director, Oppenheimer &
Oppenheimer & Co., Inc.                                         Co., Inc. (1994-present); Senior
Oppenheimer Tower                                               Vice President, Oppenheimer & Co.,
One World Financial Center                                      Inc. (1991-1994); Vice President,
200 Liberty Street                                              Oppenheimer & Co., Inc.
New York, NY 10281                                              (1989-1991); Associate, Fulbright &
                                                                Jaworski (1984-1989); Director and
                                                                Assistant Secretary, The India
                                                                Fund, Inc.; Secretary, The Mexico
                                                                Equity and Income Fund, Inc;
                                                                Assistant Secretary, The Asia
                                                                Tigers Fund, Inc. and Municipal
                                                                Advantage Fund Inc.

---------------
* Director who is an "interested person" of the Fund within the meaning of the 1940 Act.

     Directors who are not "interested persons" (as defined in the 1940 Act) of the Investment Manager, the Investment Adviser or the Regional Adviser are paid a fee of $5,000 per year, plus up to $700 for every meeting of the Board attended. All directors are reimbursed for travel and out-of-pocket expenses incurred in connection with meetings of the Board of Directors.

     The following table provides information concerning the approximate compensation paid during the year ended August 31, 1995 to each director who receives compensation from the Fund, as well as the total compensation paid by the Fund and other funds advised by the Investment Manager or the Investment Adviser. The Fund does not provide any pension or retirement benefits to directors. In addition, no remuneration was paid during the year ended August 31, 1995 by the Fund to Messrs. Rappaport and Kleinberg, who as employees of Advantage Advisers, Inc. and Oppenheimer & Co., Inc. are "interested persons" as defined under the 1940 Act.

                                  TOTAL COMPENSATION    TOTAL COMPENSATION
                   AGGREGATE       FROM OTHER FUNDS      FROM OTHER FUNDS    TOTAL COMPENSATION
                  COMPENSATION      CO-ADVISED BY           ADVISED BY        FROM OTHER FUNDS
NAME OF DIRECTORS  FROM FUND     ADVANTAGE AND OPCAP        ADVANTAGE         ADVISED BY OPCAP    TOTAL COMPENSATION
----------------- ------------   --------------------   ------------------   ------------------   ------------------
                                  DIRECTORSHIPS (A)     DIRECTORSHIPS (A)    DIRECTORSHIPS (A)    DIRECTORSHIPS (A)
Leslie H. Gelb...    $6,650               $0                 $ 24,148(6)             $0                $ 30,798(7)
Wendy W. Luers...     4,600                0                        0                 0                   4,600(1)
Luis Rubio.......     6,750                0                    9,500(1)              0                  16,250(2)
Paul Belica......     6,750                0                        0                 0                   6,750(1)

---------------
(A) The numbers in parentheses indicate the applicable number of investment company directorships held by that director.

     The officers of the Fund conduct and supervise the daily business operations of the Fund, while the directors, in addition to their functions set forth elsewhere under "Management of the Fund," review such actions and decide on general policy.

     The Fund's Board of Directors has an Executive Committee, which may exercise the powers of the Board to conduct the current and ordinary business of the Fund while the Board is not in session. The current members of the Executive Committee are Alan H. Rappaport, Robert I. Kleinberg and any one of Paul Belica, Leslie H. Gelb, Luis Rubio and Wendy W. Luers. The Fund also has an Audit Committee composed currently of Paul Belica, Leslie H. Gelb, Luis Rubio and Wendy W. Luers.

     The Board of Directors is divided into three classes, having terms of one, two and three years, respectively. At each annual meeting of stockholders, the term of one class expires and directors are elected to serve in that class for terms of three years.

     The Articles of Incorporation and By-Laws of the Fund provide that the Fund will indemnify its directors and officers and may indemnify employees or agents of the Fund against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund to the fullest extent permitted by law. In addition, the Fund's Articles of Incorporation provide that the Fund's directors and officers will not be liable to shareholders for money damages, except in limited instances. However, nothing in the Articles of Incorporation or By-Laws of the Fund protects or indemnifies a director, officer, employee or agent against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     At January 25, 1996, directors and officers of the Fund as a group owned beneficially and of record less than 1% of the outstanding shares of the Fund. To the knowledge of the management of the Fund, no person owned of record, or to the knowledge of management owned beneficially, more than 5% of the Fund's outstanding shares at that date, except that Cede, a nominee for participants in DTC, held of record 4,288,394 shares, equal to 97% of the outstanding shares of the Fund.

INVESTMENT MANAGER AND ADVISERS

     The Investment Manager is Advantage Advisers, Inc., the Investment Adviser is OpCap Advisors and the Regional Adviser is BAI Fondsberatung GmbH. Pursuant to a management agreement (the "Management Agreement") between the Fund and the Investment Manager, the Investment Manager supervises the Fund's investment program, including advising and consulting with the Investment Adviser regarding the Fund's overall investment strategy, and advising the Fund and the Investment Adviser regarding the Fund's use of leveraging techniques, including the extent and timing of the Fund's use of such techniques.

In addition, the Investment Manager consults with the Investment Adviser on a regular basis regarding the Investment Adviser's decisions concerning the purchase, sale or holding of particular securities. The Investment Manager also provides and procures provision of research and statistical data to the Fund. In addition to the foregoing, the Investment Manager monitors the performance of the Fund's outside service providers. The Investment Manager pays the reasonable salaries and expenses of such of the Fund's officers and employees and any fees and expenses of such of the Fund's directors who are directors, officers or employees of the Investment Manager, except that the Fund bears travel expenses or an appropriate portion thereof of directors and officers of the Fund who are directors, officers or employees of the Investment Manager, the Investment Adviser or the Regional Adviser to the extent that such expenses relate to attendance at meetings of the Board of Directors or any committees thereof.

     Pursuant to an investment advisory agreement (the "Advisory Agreement") among the Investment Manager, the Investment Adviser and, with respect to certain provisions, the Fund, the Investment Adviser will act, pursuant to delegated authority, as an investment adviser of the Fund and is responsible on a day-to-day basis for investing the Fund's portfolio in accordance with its investment objective and policies. The Investment Adviser has discretion over investment decisions for the Fund and, in that connection, initiates purchase and sale orders for the Fund's portfolio securities. Mr. Pierre Daviron is responsible for the day-to-day management of the Fund's portfolio and is primarily responsible for investment decisions. Mr. Daviron is a Senior Portfolio Manager of OpCap Advisors and is the portfolio manager of the Oppenheimer Quest Global Value Fund. Since 1993, Mr. Daviron has been President and Chief Investment Officer of Oppenheimer Capital International, a division of the Investment Adviser. From 1990 to 1992, Mr. Daviron was Chairman and Chief Executive Officer of Indosuez Gartmore Asset Management. Prior thereto, Mr. Daviron was affiliated with J.P. Morgan and Company, Inc. for 24 years, in such capacities as head of international research, head of U.S. research and, most recently, Managing Director of Mergers and Acquisitions, with responsibility for Europe. Ms. Elisa A. Mazen assists Mr. Daviron with respect to the day-to-day management of the Fund's portfolio and investment decisions for the Fund. Since September 1994, Ms. Mazen has been Vice President of Oppenheimer Capital International. From 1990 to 1994 she was a portfolio manager at Clemente Capital managing international equities and an equity analyst with respect to the United States, Canada, Turkey and Israel. Prior to 1990, she was a vice president at Mitchell Hutchins Asset Management. In addition, the Investment Adviser makes available research and statistical data to the Fund. The Investment Adviser pays the reasonable salaries and expenses of such of the Fund's officers and employees who are directors, officers or employees of the Investment Adviser.

     Pursuant to an advisory agreement (the "Regional Advisory Agreement") between the Investment Manager and the Regional Adviser, the Regional Adviser acts, pursuant to delegated authority, as an adviser to the Investment Adviser with respect to the Fund and furnishes advice and makes recommendations to the Investment Adviser regarding the purchase, sale or holding of particular Czech and other Central European securities and provides research and statistical data to the Investment Adviser. The Regional Adviser is not responsible, nor has discretionary authority, for the actual investment decisions of the Fund.

     Investment Manager. The Investment Manager is a subsidiary of Oppenheimer & Co., Inc., which has been engaged in the management of investment funds for more than 36 years. The Investment Manager serves as investment manager or investment adviser for twelve registered investment companies with aggregate assets of approximately $2 billion as of December 31, 1995. The Investment Manager is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). Oppenheimer & Co., Inc. is an indirect wholly owned subsidiary of Oppenheimer Group, Inc. The business address of the Investment Manager is Oppenheimer Tower, One World Financial Center, 200 Liberty Street-38th Floor, New York, New York 10281.

     Advisers. The Investment Adviser is an affiliate of Oppenheimer & Co., Inc. The Investment Adviser serves as investment adviser or sub-adviser for 32 registered investment company portfolios offered under the Quest for Value and Oppenheimer names with aggregate assets of approximately $6.3 billion as of December 31, 1995. The Investment Adviser is the investment company management subsidiary of Oppenheimer Capital, which has been involved in investment management for more than 26 years and which serves as investment adviser for accounts with assets of approximately $37.7 billion (including the assets under management by the Investment Adviser). The Investment Adviser is a registered investment adviser under the Advisers Act. The Investment Adviser is a general partnership of which Oppenheimer Capital, an investment management firm, holds a 99% interest and Oppenheimer Financial Corp., a holding company, holds a 1% interest. Oppenheimer Financial Corp. holds a 33% interest in Oppenheimer Capital, a registered investment adviser, and Oppenheimer Capital, L.P., a Delaware limited partnership whose units are traded on the New York Stock Exchange and of which Oppenheimer Financial Corp. is the sole general partner, owns the remaining 67% interest. The business address of the Investment Adviser is Oppenheimer Tower, One World Financial Center, 200 Liberty Street, New York, New York 10281.

     The Regional Adviser is a subsidiary of BA-GC Investmentbank Austria Aktiengesellschaft (formerly Bank Austria Investment Bank Aktiengesellschaft) which is a publicly owned Austrian company whose shares are held directly 38.8% by Bank Austria Aktiengesellschaft, 38.8% by GiroCredit Bank Aktiengesellschaft der Sparkassen, 7.6% by Grazer Wechselseitige Versicherung Aktiengesellschaft and 4.1% by Wiener Stadtische Allgemeine Versicherung Aktiengesellschaft. BA-GC Investmentbank Austria Aktiengesellschaft is unaware of the existence of any other owner of 5% or more of any class of its equity securities. The principal businesses of BA-GC Investmentbank Austria Aktiengesellschaft are investment banking, securities research, securities trading and investment management. The Regional Adviser is registered as an investment adviser under the Advisers Act. The Regional Adviser had not previously served as an investment adviser to an investment company registered under the 1940 Act.

     Bank Austria Aktiengesellschaft is the largest bank in Austria, and it is estimated that as of December 31, 1995 it had total assets of approximately $66 billion. Bank Austria Aktiengesellschaft is a publicly owned Austrian company whose shares are held 45.03% (representing 51.78% of the voting rights) by Anteilsverwaltung-Zentralsparkasse, 19.61% (representing 22.55% of the voting rights) by the Republic of Austria and 8.42% (representing 7.11% of the voting rights) by Wiener Stadtische Allgemeine Versicherung Aktiengesellschaft. Bank Austria Aktiengesellschaft's securities are in bearer and registered form, and Bank Austria Aktiengesellschaft is unaware of the existence of any other owner of 5% or more of any class of its equity securities.

     GiroCredit Bank Aktiengesellschaft der Sparkassen (formerly Girozentrale und Bank der osterreichischen Sparkassen Aktiengesellschaft) is the third largest bank in Austria and it is estimated that, as of December 31, 1995, it had total assets of approximately $32.5 billion. GiroCredit Bank Aktiengesellschaft der Sparkassen is a publicly owned Austrian company whose shares are held 55.14% by Anteilsverwaltung-Zentralsparkasse ("AVZ"), 14.56% by DIE ERSTE Unternehmensbeteiligung Aktiengesellschaft and 7.77% by DIE ERSTE osterreichische Spar-Casse-Bank Aktiengesellschaft. GiroCredit Bank Aktiengesellschaft der Sparkassen is unaware of the existence of any other owner of 5% or more of any class of its equity securities.

     As of December 31, 1995, it is estimated that Bank Austria
Aktiengesellschaft and GiroCredit Bank Aktiengesellschaft der Sparkassen and their affiliates had approximately $8.5 billion in assets under management. The business address of the Regional Adviser is Burgring 3, 1010 Vienna, Austria.

COMPENSATION AND EXPENSES

     As compensation for their services, the Investment Manager receives from the Fund monthly fees at an annual rate of 1.00% of the Fund's average weekly net assets and the Investment Adviser and the Regional Adviser each receive from the Investment Manager monthly fees at an annual rate of 0.40% and 0.20%, respectively, of the Fund's average weekly net assets. For the period from the Fund's commencement of investment operations on September 30, 1994 to August 31, 1995, the Investment Manager earned a fee of $530,369, which was payable by the Fund, of which the Investment Manager paid $212,147 to the Investment Adviser and $106,074 to the Regional Adviser. The Fund pays or causes to be paid all of its expenses, except for the expenses borne by the Investment Manager pursuant to the Management Agreement, the Investment Adviser pursuant to the Advisory Agreement and the Regional Adviser pursuant to the Regional Advisory Agreement, respectively, including, among other things: organizational and offering expenses (which includes out-of-pocket expenses, but not overhead or employee costs, of the Investment Manager, the Investment Adviser and the Regional Adviser); expenses for legal, accounting and auditing services; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses incurred in connection with listing the Fund's shares on any stock exchange; costs of printing and distributing shareholder reports, proxy materials, prospectuses, stock certificates and distributions of dividends; charges of the Fund's custodians, sub-custodians, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; registration and filing fees of the U.S. Securities and Exchange Commission (the "SEC"); expenses of registering or qualifying securities of the Fund for sale in the various states; freight and other charges in connection with the shipment of the Fund's portfolio securities; fees and expenses of non-interested directors or non-interested members of any advisory or investment board, committee or panel of the Fund; salaries of shareholder relations personnel; costs of shareholders meetings; insurance; interest; brokerage costs; and litigation and other extraordinary or nonrecurring expenses.

     The Fund's annual operating expenses are higher than those of most other U.S. investment companies, primarily because of additional time and expense required of the Investment Manager, the Investment Adviser and the Regional Adviser in pursuing the Fund's objective of long-term capital appreciation through investing primarily in securities of Czech Issuers. The operating expenses are, however, believed by the Investment Manager, the Investment Adviser and the Regional Adviser to be comparable to expenses of other closed-end management investment companies that invest primarily in the securities of foreign issuers. Expenses of the Offer will be charged to capital. For the period from the Fund's commencement of investment operations on September 30, 1994 to August 31, 1995, the Fund's expenses (exclusive of amortization of organization expenses) were $1,219,071.

DURATION AND TERMINATION; NON-EXCLUSIVE SERVICES

     Unless earlier terminated as described below, each of the Management Agreement, the Advisory Agreement and the Regional Advisory Agreement will remain in effect until September 22, 1996, and from year to year thereafter if approved annually (i) by a majority of the non-interested directors of the Fund and (ii) by the Board of Directors of the Fund or by a majority of the outstanding voting securities of the Fund. The Management Agreement may be terminated without penalty by the Fund's Board of Directors or by vote of a majority of the outstanding voting securities of the Fund or upon 60 days' written notice by the Investment Manager and will terminate in the event it is assigned (as defined in the 1940 Act). The Advisory Agreement may be terminated without penalty by the Fund's Board of Directors or by vote of a majority of the outstanding voting securities of the Fund or upon 60 days' written notice by the Investment Manager or the Investment Adviser and will terminate in the event it is assigned (as defined in the 1940 Act). The Regional Advisory Agreement may be terminated without penalty by the Fund's Board of Directors or by a vote of a majority of the outstanding voting securities of the Fund or upon 60 days' written notice by the Investment Manager or the Regional Adviser and will terminate in the event it is assigned (as defined in the 1940 Act).

     The services of the Investment Manager, the Investment Adviser and the Regional Adviser are not deemed to be exclusive, and nothing in the relevant service agreements prevents any of them or their affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities.

ADMINISTRATOR

     Oppenheimer & Co., Inc. serves as the Fund's administrator (the "Administrator") pursuant to an agreement with the Fund (the "Administration Agreement"). As compensation for its services, the Administrator receives from the Fund monthly fees at an annual rate of 0.20% of the Fund's average weekly net assets. For the period from the Fund's commencement of investment operations on September 30, 1994 to August 31, 1995, the Administrator earned a fee of $106,074, which was payable by the Fund. The Administrator's business address is Oppenheimer Tower, One World Financial Center, 200 Liberty Street, New York, New York 10281.

     The Administrator performs various administrative services, including providing the Fund with the services of persons to perform administrative and clerical functions, maintenance of the Fund's books and records, preparation of various filings, reports, statements and returns filed with government authorities, and preparation of financial information for the Fund's proxy statements and semiannual and annual reports to shareholders. The Administrator subcontracts certain of these services to PFPC Inc.

                             PORTFOLIO TRANSACTIONS

     The Fund has no obligation to deal with any brokers or dealers in the execution of transactions in portfolio securities. Subject to policies established by the Fund's Board of Directors, the Investment Adviser is primarily responsible for the Fund's portfolio decisions and the initiation of the Fund's portfolio transactions.

     In placing orders, it is the policy of the Fund to obtain the best results taking into account the general execution and operational facilities of the broker or dealer, the type of transaction involved and other factors such as the risk of the broker or dealer in positioning the securities involved. While generally the best price is sought in placing orders, the Fund may not necessarily be paying the lowest price available. Securities firms which provide supplemental research to the Investment Adviser or the Regional Adviser may receive orders for transactions by the Fund. With respect to brokerage transactions (but not principal transactions), as contemplated by Section 28(e) of the U.S. Securities Exchange Act of 1934, the commissions paid may be higher than those which the Fund might otherwise have paid to another broker if those services had not been provided. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Advisory Agreement and the Regional Adviser under the Regional Advisory Agreement, and the expenses of the Investment Adviser or the Regional Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Research services furnished to the Investment Adviser or the Regional Adviser by brokers who effect securities transactions for the Fund may be used by the Investment Adviser or the Regional Adviser in servicing other investment companies and accounts which they manage. Similarly, research services furnished to the Investment Adviser or the Regional Adviser by brokers who effect securities transactions for other investment companies and accounts which the Investment Adviser or the Regional Adviser manage may be used in servicing the Fund. Not all of these research services are used by the Investment Adviser or Regional Adviser in managing any particular account, including the Fund.

     The Fund anticipates that affiliated persons (as such term is defined in the 1940 Act) of the Fund, or affiliated persons of such persons, may from time to time be selected to perform brokerage services for the Fund, subject to the considerations discussed above, but are prohibited by the 1940 Act from dealing with the Fund as principal in the purchase or sale of securities. In order for such an affiliated person to be permitted to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by such affiliated person must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard would allow such an affiliated person to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. The Fund is generally prohibited by the 1940 Act from purchasing securities in offerings in which Oppenheimer & Co., Inc. or BA-GC Investmentbank Austria Aktiengesellschaft or any of their respective affiliates acts as an underwriter.

     Investment decisions or recommendations for the Fund are made independently from those for other funds and accounts advised or managed by the Investment Adviser or the Regional Adviser. Such other funds and accounts may also invest in the same securities as the Fund. If those funds or accounts are prepared to invest in, or desire to dispose of, the same security at the same time as the Fund, however, transactions in such securities will be made, insofar as feasible, for the respective funds and accounts in a manner deemed equitable to all. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund. In addition, because of different investment objectives, a particular security may be purchased for one or more funds or accounts when one or more funds or accounts are selling the same security.

     Although the Advisory Agreement does not contain any restrictions on portfolio turnover, it is not the Fund's policy to engage in transactions with the objective of seeking profits from short-term trading. It is expected that the annual portfolio turnover rate of the Fund will not exceed 100%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Higher portfolio turnover involves correspondingly higher transaction costs and may impact the ability of the Fund to comply with the requirements of Subchapter M of the Code. For the fiscal period ended August 31, 1995, the Fund paid $339,348 in brokerage commissions for the execution of portfolio transactions. No portion of such commissions were paid to the Investment Manager, the Investment Adviser, the Regional Adviser or their affiliates. The Fund's portfolio turnover rate for the fiscal period ended August 31, 1995 was 20.39%. See "Taxation -- The Fund."

               DIVIDENDS AND DISTRIBUTIONS; DIVIDEND REINVESTMENT
                             AND CASH PURCHASE PLAN

     The Fund intends to distribute annually to shareholders substantially all of its net investment income, and normally to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long- and short-term capital gains net of expenses.

     Pursuant to the Plan, shareholders whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by State Street Bank and Trust Company (the "Plan Agent") in Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in dollars mailed directly to the shareholders by State Street Bank and Trust Company as dividend paying agent. In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners, the Plan Agent administers the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders' names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

     The Plan Agent serves as agent for the shareholders in administering the Plan. If the directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's Common Stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; provided, however, if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

     Participants have the option of making additional cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in the Fund's Common Stock. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on or about September 15. Any voluntary cash payment received more than 30 days prior to this date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payment. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

     The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

     There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent's fees for the reinvestment of dividends and capital gains distributions and voluntary cash payments will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and capital gains distributions and voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

     The receipt of dividends and distributions under the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions. See "Taxation -- Shareholders."

     Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 8209, Boston, Massachusetts 02266-8209.

                                    TAXATION

     The following is a general summary of certain U.S. federal income tax considerations affecting the Fund and U.S. shareholders. No attempt is made to present a detailed explanation of all federal, state, local and foreign income tax considerations, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisors regarding an investment in the Fund.

THE FUND

     The Fund has qualified and intends to continue to qualify and elect to be treated as a "regulated investment company" for federal income tax purposes under the Code. In order to so qualify, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of stock or securities, or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies (including, but not limited to, gains from options, futures or forward contracts); (b) derive in each taxable year less than 30% of its gross income from the sale or other disposition of any of the following that are held for less than three months (the "30% limitation"): (i) stock or securities, (ii) options, futures or forward contracts, or (iii) foreign currencies (or foreign currency options, futures or forward contracts) that are not directly related to its principal business of investing in stock or securities (or options and futures with respect to stocks or securities); and (c) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the value of the Fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities which, with respect to any one issuer, do not represent more than 5% of the value of the Fund's assets nor more than 10% of the voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses.

     If the Fund qualifies as a regulated investment company and distributes to its shareholders at least 90% of its investment company taxable income (including any short-term capital gain but not net capital gain, which is the excess of net long-term capital gains over net short-term capital losses), then the Fund will not be subject to federal income tax on the income so distributed. However, the Fund would be subject to corporate income tax at a rate of 35% on any undistributed income. If in any year the Fund should fail to qualify as a regulated investment company, the Fund would be subject to federal tax in the same manner as an ordinary corporation, and distributions to shareholders would be taxable to such holders as ordinary income to the extent of the earnings and profits of the Fund. Distributions in excess of earnings and profits would be treated as a tax-free return of capital, to the extent of a holder's basis in its shares, and any excess as a long- or short-term capital gain. In addition, the Fund will be subject to a nondeductible 4% excise tax on the amount by which the aggregate income it distributes in any calendar year is less than the sum of: (a) 98% of the Fund's ordinary income for such calendar year; (b) 98% of the excess of capital gains over capital losses for the one-year period ending on October 31 of each year; and (c) 100% of the undistributed ordinary income and gains from prior years.

     The Fund intends to distribute sufficient income so as to avoid both corporate income tax and the excise tax.

     The Fund may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies). See "Additional Investment Activities -- Hedging and Derivatives." Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer recognition of certain of the Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require the Fund to "mark-to-market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The extent to which the Fund may be able to use such hedging techniques and continue to qualify as a regulated investment company may be limited by the 30% limitation discussed above. The Fund intends to monitor its transactions, to make the appropriate tax elections and to make the appropriate entries in its books and records when it acquires any forward contract, option, futures contract, or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

     The Fund maintains accounts and calculates income by reference to the U.S. Dollar for U.S. federal income tax purposes. Investments generally will be maintained and income therefrom calculated by reference to certain foreign currencies and such calculations will not necessarily correspond to the Fund's distributable income and capital gains for U.S. federal income tax purposes as a result of fluctuations in currency exchange rates.

     Furthermore, exchange control regulations may, in certain circumstances, restrict the ability of the Fund to repatriate investment income or the proceeds of sales of securities. These restrictions and limitations may limit the Fund's ability to make sufficient distributions to satisfy the 90% distribution requirement and avoid the 4% excise tax.

     The tax treatment of certain investments of the Fund is not free from doubt and it is possible that an Internal Revenue Service (the "IRS") examination of the issuers of such securities or of the Fund could result in adjustments to the income of the Fund. An upward adjustment by the IRS to the income of the Fund may result in the failure of the Fund to satisfy the 90% distribution requirement described herein necessary for the Fund to maintain its status as a regulated investment company under the Code. In such event, the Fund may be able to make a "deficiency dividend" distribution to its shareholders with respect to the year under examination to satisfy this requirement. Such distribution will be taxable as a dividend to the shareholders receiving the distribution (whether or not the Fund has sufficient current or accumulated earnings and profits for the year in which such distribution is made) in the taxable year in which such dividends are received. A downward adjustment by the IRS to the income of the Fund may cause a portion of the previously made distribution with respect to the year under examination not to be treated as a dividend. In such event, the portion of distributions to each shareholder not treated as a dividend would be recharacterized as a return of capital and reduce the shareholder's basis in the shares held at the time of the previously made distributions. Accordingly, this reduction in basis could cause a shareholder to recognize additional gain upon the sale of such shareholder's shares.

     The Fund intends to make investments which may, for federal income tax purposes, constitute investments in shares of foreign corporations. If the Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of the shares even if the income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on either the Fund or its shareholders with respect to deferred taxes arising from the distributions or gains. If the Fund were to invest in a PFIC and (if the Fund received the necessary information available from the PFIC, which may be difficult to obtain) elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the PFIC, even if not distributed to the Fund, and the amounts would be subject to the 90% and calendar year distribution requirements described above.

     Legislation pending in the U.S. Congress would unify and, in certain cases, modify the anti-deferral rules contained in various provisions of the Code, including the provisions dealing with PFICs, related to the taxation of U.S. shareholders of foreign corporations. In the case of a passive foreign company, as defined in the proposed legislation ("PFC"), having "marketable stock," the proposed legislation would require U.S. shareholders, such as the Fund, owning less than 25% of a PFC that is not U.S.-controlled to mark-to-market the PFC stock annually, unless the shareholders elected to include in income currently their proportionate shares of the PFC's income and gain. Otherwise, U.S. shareholders would be treated substantially the same as under current law. Special rules applicable to mutual funds would classify as "marketable stock" all stock in PFCs held by the Fund; however, the Fund would not be liable for tax on income from PFCs that is distributed to its shareholders. It is unclear if or when the proposed legislation will become law and if it is enacted, the form it will take. Moreover, on April 1, 1992 proposed regulations of the IRS were published providing a mark-to-market election for regulated investment companies that would have effects similar to the proposed legislation. The IRS subsequently issued a notice indicating that final regulations will provide that regulated investment companies may elect the mark-to-market election for tax years ending after March 31, 1992 and before April 1, 1993. Whether and to what extent the notice will apply to taxable years of the Fund is unclear.

U.S. SHAREHOLDERS

     Distributions. Distributions to shareholders of net investment income will be taxable as ordinary income whether paid in cash or reinvested in additional shares. It is not anticipated that such dividends, if any, will qualify for the dividends-received deduction generally available for corporate shareholders under the Code. Shareholders receiving dividends or distributions from the Fund in the form of additional shares pursuant to the dividend reinvestment plan should be treated for federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

     Distributions to shareholders of net capital gain that are designated by the Fund as "capital gains dividends" will be taxable as long-term capital gains, whether paid in cash or additional shares, regardless of how long the shares have been held by such shareholders. Capital gain dividends will not be eligible for the dividends-received deduction. The current maximum federal income tax rate imposed on individuals with respect to long-term capital gains is limited to 28%, whereas the current maximum federal income tax rate imposed on individuals with respect to ordinary income (and short-term capital gains, which are taxed at the same rates as ordinary income) is 39.6%. With respect to corporate taxpayers, long-term capital gains are currently taxed at the same federal income tax rates as ordinary income and short-term capital gains.

     Dividends and distributions by the Fund are generally taxable to the shareholders at the time the dividend or distribution is made (even if paid or reinvested in additional shares). Any dividend declared by the Fund in October, November or December of any calendar year, however, which is payable to shareholders of record on a specified date in such a month and which is not paid on or before December 31 of such year will be treated as received by the shareholders as of December 31 of such year, provided that the dividend is paid during January of the following year.

     A notice detailing the tax status of dividends and distributions paid by the Fund will be mailed annually to the shareholders of the Fund.

     Dispositions and Repurchases. Gain or loss, if any, recognized on the sale or other disposition of shares of the Fund will be taxed as capital gain or loss if the shares are capital assets in the shareholder's hands. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. If a shareholder sells or otherwise disposes of a share of the Fund before holding it for more than six months, any loss on the sale or other disposition of such share shall be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such share. A loss realized on a sale or exchange of shares may be disallowed if other shares are acquired (whether under the Plan or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of.

     A repurchase by the Fund of shares generally will be treated as a sale of the shares by a shareholder provided that after the repurchase the shareholder does not own any shares, either directly or by attribution under Section 318 of the Code. If, after a repurchase a shareholder continues to own, directly or by attribution, any shares, it is possible that any amounts received in the repurchase by such shareholder will be taxable as a dividend to such shareholder, and there is a risk that shareholders who do not have any of their shares repurchased would be treated as having received a dividend distribution as a result of their proportionate increase in the ownership of the Fund.

     Foreign Taxes. The Fund may be subject to withholding and other taxes imposed by Central European countries with respect to dividends, interest, capital gains and other income. If the Fund qualifies as a regulated investment company, if certain distribution requirements are satisfied and if more than 50% in value of the Fund's total assets at the close of any taxable year consists of stocks or securities of foreign corporations, which for this purpose should include obligations issued by foreign governmental issuers, the Fund may elect to treat any foreign income taxes paid by it that can be treated as income taxes under U.S. income tax principles as paid by its shareholders. The Fund expects to qualify for and intends to make this election. For any year that the Fund makes such an election, an amount equal to the foreign income taxes paid by the Fund that can be treated as income taxes under U.S. income tax principles will be included in the income of its shareholders and each shareholder will be entitled (subject to certain limitations) to credit the amount included in his income against his U.S. tax liabilities, if any, or to deduct such amount from his U.S. taxable income, if any. Shortly after any year for which it makes such an election, the Fund will report to its shareholders, in writing, the amount per share of such foreign income taxes that must be included in each shareholder's gross income and the amount that will be available for deductions or credit. In general, a shareholder may elect each year whether to claim deductions or credits for foreign taxes. No deductions for foreign taxes may be claimed, however, by non-corporate shareholders (including certain foreign shareholders as described below) who do not itemize deductions. If a shareholder elects to credit foreign taxes, the amount of credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken that the shareholder's taxable income from foreign sources (but not in excess of the shareholder's entire taxable income) bears to his entire taxable income. Generally, for this purpose, capital gains will not be treated as foreign source income and thus, the credit may not be available for capital gains taxes unless the shareholder has other foreign source income. This limitation must be applied separately to certain categories of income and the related foreign taxes.

     Backup Withholding. The Fund may be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if (i) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number, (ii) the IRS notifies the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to withholding under the circumstances described in (i) above. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be credited against such shareholder's federal income tax liability.

FOREIGN SHAREHOLDERS

     U.S. taxation of a shareholder who, as to the United States, is a non-resident alien individual, a foreign trust or estate, a foreign corporation, or a foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. Ordinarily, income from the Fund will not be treated as so "effectively connected."

     Income not Effectively Connected. If the income from the Fund is not "effectively connected" with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions. Furthermore, foreign shareholders may be subject to U.S. tax at the rate of 30% (or lower treaty rate) on the income resulting from the Fund's election to treat any foreign taxes paid by it as paid by its shareholders, but may not be able to claim a credit or deduction for the foreign taxes as having been paid by them.

     Distributions of capital gain dividends to a non-resident alien who is present in the United States for fewer than one hundred eighty-three days during the taxable year will not be subject to the 30% U.S. withholding tax. An alien individual who is physically present in the United States for more than one hundred eighty-two days during the taxable year generally is treated as a resident for U.S. federal income tax purposes, in which case he or she will be subject to U.S. federal income tax on his or her worldwide income including ordinary income and capital gain dividends at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. withholding tax. In the case of a foreign shareholder who is a non-resident alien individual, the Fund may be required to withhold U.S. federal income tax at a rate of 31% of distributions of capital gain dividends under the backup withholding system unless the foreign shareholder makes required certifications to the Fund on a properly completed U.S. Internal Revenue Service Form W-8. The amount so withheld could be applied as a credit against any U.S. tax due from the shareholder or, to the extent the withheld amount exceeds any tax due, be refunded pursuant to a claim therefor properly filed on an income tax return.

     Income Effectively Connected. If the income from the Fund is "effectively connected" with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income and net capital gains, and any gains realized upon the sale of Shares or the Fund, will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Such shareholders may also be subject to the 30% branch profits tax.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

CZECH REPUBLIC TAXES

     The tax treaty entered into between the United States and the Czech Republic (the "Treaty") provides protection from Czech taxation in certain circumstances. The benefits allowed under the Treaty will apply, without limitation, if the Fund is a tax resident in the United States, does not have a permanent establishment in the Czech Republic and, with respect to the Fund's shares, there is "substantial and regular trading on a recognized securities exchange."

     In relevant part, the following benefits are provided under the Treaty:

          (i) dividends received from Czech securities will be generally subject to a withholding tax at a rate of 15%, and at a lesser rate of 5% if the holder has a beneficial ownership interest of 10% or more of the voting shares of the issuer;

          (ii) interest received from such investments will not be subject to withholding taxes in the Czech Republic;

          (iii) capital gains of the Fund from Czech securities will not be taxed in the Czech Republic.

     Based upon current circumstances, the Fund believes it is entitled to the benefits of the Treaty and accordingly recognizes withholding taxes based upon applicable Treaty rates. However, there is no history of regulatory or legal interpretation of the Treaty by Czech authorities and there can be no assurance the benefits of the Treaty will be available to the Fund. If the benefits of the Treaty were not available to the Fund, the Fund would be subject to tax under Czech domestic tax law which provides that certain sales of shares and securities in Czech corporations are subject to Czech taxation at the rate of 39%. In addition, the Fund would be subject to withholding of 25% on dividend and interest payments received with respect to Czech investments.

                                NET ASSET VALUE

     Net asset value is determined no less frequently than weekly, on the last business day of each week and at such other times as the Board of Directors may determine, by dividing the value of the net assets of the Fund (the value of its assets less its liabilities including borrowings, exclusive of capital stock and surplus) by the total number of shares of Common Stock outstanding. In valuing the Fund's assets, all securities for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there was a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there was no sales price on such date and bid and asked quotations are available, and (iii) at the bid price if there was no sales price on such date and only bid quotations are available. In instances where a price determined above is deemed not to represent fair market value, the price is determined in such manner as the Board of Directors may prescribe. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate. Securities for which reliable quotations or pricing services are not readily available and all other securities and assets are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

                          DESCRIPTION OF CAPITAL STOCK

COMMON STOCK

     The authorized capital stock of the Fund is 100,000,000 shares of Common Stock ($.001 par value). The Common Stock, when issued, will be fully paid and nonassessable. All shares of Common Stock are equal as to dividends, distributions and voting privileges. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of Common Stock is entitled to its proportion of the Fund's assets after debts and expenses. There are no cumulative voting rights for the election of directors.

     Set forth below is information with respect to the Common Stock as of January 25, 1996:

                                                                                      AMOUNT HELD
                                                                                         BY THE
                                                                                      FUND OR FOR
             TITLE OF ISSUE                   AUTHORIZED            OUTSTANDING       ITS ACCOUNT
----------------------------------------  -------------------    -----------------    ------------
Common Stock, $.001 par value per
  share.................................  100,000,000 shares     4,407,134 shares          0

     The Fund has no present intention of offering additional shares of its Common Stock other than pursuant to the Offer. Other offerings of its Common Stock, if made, will require approval of the Fund's Board of Directors. Any additional offering will be subject to the requirements of the 1940 Act that shares of Common Stock may not be sold at a price below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing shareholders or with the consent of a majority of the Fund's outstanding Common Stock. The Board of Directors has authorized the officers of the Fund in their discretion, subject to compliance with the 1940 Act and other applicable law, to purchase in the open market up to 5% of the outstanding Common Stock in the event that the Common Stock trades at a discount to net asset value. There is no assurance that any such open market purchases will be made and such authorization may be terminated at any time.

PREFERRED STOCK

     The Fund's Articles of Incorporation provide that the Board of Directors may classify or reclassify any authorized but unissued shares of capital stock into one or more additional or other classes or series, with rights as determined by the Board of Directors, by action by the Board of Directors without the approval of the holders of Common Stock. Holders of Common Stock have no preemptive right to purchase any shares of preferred stock that might be issued. The terms of any preferred stock, including its dividend rate, liquidation preference and redemption provisions will be determined by the Board of Directors (subject to applicable law and the Fund's Articles of Incorporation). The Fund has no present intention of offering shares of preferred stock.

FUTURE ACTIONS RELATING TO A DISCOUNT IN THE PRICE OF THE FUND'S SHARES OF COMMON STOCK

     Shares of closed-end investment companies frequently trade at discounts from net asset value. The Fund cannot predict whether its shares of Common Stock will trade above, at or below net asset value. The market price of the Fund's shares of Common Stock will be determined by, among other things, the supply and demand for the Fund's shares, the Fund's investment performance and investor perception of the Fund's overall attractiveness as an investment as compared with alternative investments. If, at any time after September 1996, shares of the Fund's Common Stock publicly trade for a substantial period of time at a substantial discount from the Fund's then current net asset value per share, the Fund's Board of Directors will consider, at its next regularly scheduled meeting, authorizing various actions designed to eliminate the discount. The actions considered by the Board of Directors may include periodic repurchases of shares or recommending to shareholders amendments to the Fund's Articles of Incorporation to convert the Fund to an open-end investment company. The Board of Directors would consider all relevant factors in determining whether to take any such actions, including the effect of such actions on the Fund's status as a regulated investment company under the Code and the availability of cash to finance these repurchases in view of the restrictions on the Fund's ability to borrow. No assurance can be given that the Fund will convert to an open-end investment company or that share repurchases will be made or that, if made, they will reduce or eliminate market discount. Should any such repurchases be made in the future, it is expected that they would be made at prices at or below the current net asset value per share. Any such repurchases would cause the Fund's net assets to decrease, which may have the effect of increasing the Fund's expense ratio.

     In considering whether to recommend to shareholders the conversion of the Fund to an open-end investment company, the Fund's Board of Directors would consider a number of factors including whether the Fund's ability to operate in accordance with its investment policies, such as its authority to invest in illiquid securities, may be impaired as a result. In light of the position of the SEC that illiquid securities may not exceed 15% of the total assets of a registered open-end investment company, an attempt to convert the Fund to such a company would have to take into account the percentage of such securities in the Fund's portfolio at the time, and other factors. The Fund cannot predict whether on this basis it would be able to effect any such conversion or whether relief from the SEC's position, if sought, could be obtained. Under certain circumstances, a shareholder vote may be required to authorize periodic repurchases of the Fund's shares of Common Stock. In considering whether to recommend to shareholders such authorization, the Board of Directors similarly would consider a number of factors including limitations that may be placed on the Fund's investment policies as a consequence of such repurchase policy.

     Any amendment to the Fund's Articles of Incorporation that would convert the Fund to an open-end investment company would require the approval of the holders of the outstanding Common Stock. See "Description of Capital
Stock -- Special Voting Provisions" for a discussion of voting requirements applicable to conversion of the Fund to an open-end investment company. If the Fund converted to an open-end investment company, it could be required to liquidate its portfolio investments to meet requests for redemption, and the Common Stock would no longer be listed on the New York Stock Exchange or the Osaka Securities Exchange. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at the net asset value, less such redemption charge, if any, as might be in effect at the time of redemption.

SPECIAL VOTING PROVISIONS

     The Fund presently has provisions in its Charter and By-Laws (commonly referred to as "anti-takeover" provisions) which may have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure.

     First, a director may be removed from office only for cause by vote of the holders of at least 75% of the votes entitled to be cast for the election of directors. Second, the affirmative vote of 75% of the entire Board of Directors is required to authorize the conversion of the Fund from a closed-end to an open-end investment company. The conversion also requires the affirmative vote of holders of at least 75% of the Common Stock unless it is approved by a vote of 75% of the Continuing Directors (as defined below), in which event such conversion requires the approval of the holders of a majority of the Common Stock. A "Continuing Director" is any member of the Board of Directors of the Fund who (i) is not a person or affiliate of a person who enters or proposed to enter into a Business Combination (as defined below) with the Fund (an "Interested Party") and (ii) who has been a member of the Board of Directors for a period of at least 12 months, or has been a member of the board of directors since August 22, 1994, or is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors of the Fund.

     Third, at the Fund's first annual stockholders meeting, the Board of Directors will be classified into three classes, each with a term of three years with only one class of directors standing for election in any year. Such classification may prevent replacement of a majority of the directors for up to a two year period. The affirmative vote of at least 75% of the Shares will be required to amend the Charter or By-Laws to change any of the provisions in the preceding two paragraphs.

     Additionally, the affirmative vote of 75% of the entire Board of Directors and the holders of at least (i) 80% of the Common Stock and (ii) in the case of a Business Combination (as defined below), 66 2/3% of the Common Stock other than Common Stock held by an Interested Party who is (or whose affiliate is) a party to a Business Combination (as defined below) or an affiliate or associate of the Interested Party, are required to authorize any of the following transactions:

          (i) merger, consolidation or statutory share exchange of the Fund with or into any other person;

          (ii) issuance or transfer by the Fund (in one or a series of transactions in any 12 month period) of any securities of the Fund to any person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding issuances or transfers of debt securities of the Fund, sales of securities of the Fund in connection with a public offering, issuances of securities of the Fund pursuant to a dividend reinvestment plan adopted by the Fund, issuances of securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund, transfers by the Fund of securities or other property to a corporation, trust, partnership or other entity which is wholly-owned by the Fund and portfolio transactions effected by the Fund in the ordinary course of its business;

          (iii) sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12 month period) to or with any person or entity of any assets of the Fund having an aggregate fair market value of $1,000,000 or more, excluding sales, exchanges, transfers or other dispositions by the Fund to any person or entity which is wholly-owned by the Fund, and except for portfolio transactions (including pledges of portfolio securities in connection with borrowings) effected by the Fund in the ordinary course of its business (transactions within clauses (i), (ii) and (iii) above being known individually as a "Business Combination");

          (iv) the voluntary liquidation or dissolution of the Fund, or an amendment to the Fund's Charter to terminate the Fund's existence; or

          (v) unless the 1940 Act or federal law requires a lesser vote, any stockholder proposal as to specific investment decisions made or to be made with respect to the Fund's assets as to which stockholder approval is required under federal or Maryland law.

     However, the stockholder vote described above will not be required with respect to the foregoing transactions (other than those set forth in (v) above) if they are approved by a vote of 75% of the Continuing Directors. In that case, the affirmative vote of such number of votes entitled to be cast thereon as is required to approve the matter under applicable law shall be necessary, assuming that a vote is required under applicable law. The Fund's By-Laws contain provisions the effect of which is to prevent matters, including nominations of directors, from being considered at a stockholders' meeting where the Fund has not received notice of the matters at least 60 days prior to the meeting (or 10 days following the date notice of such meeting is given by the Fund if less than 70 days' notice of such meeting is given by the Fund).

     Reference is made to the Articles of Incorporation and By-Laws of the Fund, on file with the Commission, for the full text of these provisions. See "Further Information." The percentage of votes required under these provisions, which are greater than the minimum requirements under Maryland law absent the elections described above or in the 1940 Act, will make more difficult a change in the Fund's business or management and may have the effect of depriving stockholders of an opportunity to sell shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Fund's Board of Directors, however, has considered these anti-takeover provisions and believes they are in the best interests of stockholders.

     In addition, in the opinion of the Investment Manager and the Investment Adviser, these provisions offer several advantages. They may require persons seeking control of the Fund to negotiate with its management regarding the price to be paid for the shares required to obtain such control, they promote continuity and stability and they enhance the Fund's ability to pursue long-term strategies that are consistent with its investment objective.

         CUSTODIAN, TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR

     State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, acts as custodian for the Fund's assets and employs foreign sub-custodians approved by the Board of Directors of the Fund in accordance with the 1940 Act. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, acts as the transfer agent, dividend paying agent and registrar for the Fund's Common Stock.

     The Mitsui Trust and Banking Company, Limited, 1-21, Shimomeguro 6-chome, Meguro-ku, Tokyo, Japan, acts as the Fund's dividend paying agent and shareholder service agent for the Fund's Common Stock beneficially owned by investors in Japan.

                           DISTRIBUTION ARRANGEMENTS

     Oppenheimer & Co., Inc., a broker-dealer and member of the National Association of Securities Dealers, Inc., will act as Dealer Manager for the Offer. Under the terms and subject to the conditions contained in a Dealer Manager Agreement dated the date of this Prospectus, the Dealer Manager will provide financial advisory services in connection with the Offer. In addition, the Dealer Manager has agreed with the Fund to form and manage a group of securities dealers ("Selling Group Members") to (a) solicit the exercise of Rights and (b) sell to the public Shares purchased by the Dealer Manager from the Fund as a result of purchases and exercise of Rights by the Dealer Manager.

     The Fund has agreed to pay the Dealer Manager a fee for its financial advisory services in an amount equal to 1.00% of the aggregate Subscription Price for the Shares. The Fund has also agreed to reimburse the Dealer Manager for up to $50,000 partial reimbursement for its reasonable expenses incurred in connection with the Offer.

     In addition, the Fund will indemnify the Dealer Manager and each Soliciting Dealer with respect to certain liabilities, including liabilities under the U.S. Securities Act of 1933, as amended (the "Securities Act"). Oppenheimer & Co., Inc. also serves as the Administrator of the Fund and is the parent company of the Investment Manager and an affiliate of the Investment Adviser. Messrs. Blum, Feeney, Kleinberg and Rappaport, directors and/or officers of the Fund, are affiliated with Oppenheimer & Co., Inc.

     Pursuant to the Dealer Manager Agreement, the Fund has agreed to pay fees equal to 2.50% of the Subscription Price per Share to the Dealer Manager and each Selling Group Member for each Share either issued upon the exercise of Rights as a result of their soliciting efforts or sold to the public, and to the Dealer Manager for each Share issued upon the exercise of Rights but for which no dealer designation was made on the related Subscription Certificate.

     The Fund has also agreed that, with respect to Rights exercised not as a result of the selling efforts of the Selling Group Members, the Fund will pay a soliciting dealer fee equal 0.50% of the Subscription Price per Share to any securities dealer who is not a Selling Group Member but who is a member of the National Association of Securities Dealers, Inc. and who has executed and delivered a Soliciting Dealer Agreement and solicited the exercise of such Rights.

     From the date of this Prospectus, the Dealer Manager and Selling Group Members may offer and sell shares of Common Stock at prices set by the Dealer Manager from time to time, which prices may be higher or lower than the Subscription Price. Prior to the Expiration Date, each of those prices when set will not exceed the higher of the last sale price or current asked price of the Common Stock on the New York Stock Exchange, plus, in each case, an amount equal to an exchange commission, and any offering price set on any calendar day will not be increased more than once during that day. Any offering by the Dealer Manager or any Selling Group Member may include Shares acquired through the exercise of Rights. As a result of these offerings, the Dealer Manager and Selling Group Members may realize profits or losses independent of the Dealer Manager's financial advisory fee and any Selling Group Member fee received by them.

     Under applicable law, during the Subscription Period, the Dealer Manager may bid for and purchase Rights for certain purposes. Those purchases will be subject to certain price and volume solicitations when the

Common Stock is being stabilized by the Dealer Manager or when the Dealer Manager owns Rights without an offsetting short position in the Common Stock. Those limitations provide, among other things, that subject to certain exceptions, not more than one bid to purchase Rights may be maintained in any one market at the same price at the same time and that the initial bid for or purchase of Rights may not be made at a price higher than the highest current independent bid price on the New York Stock Exchange. Any bid price may not be increased, subject to certain exceptions, unless the Dealer Manager has not purchased any Rights for a full Business Day or the independent bid price for those Rights on the New York Stock Exchange has exceeded the bid price for a full Business Day.

                                    EXPERTS

     The financial statements of the Fund included in the Fund's Annual Report to Stockholders as of August 31, 1995 have been incorporated by reference in this Prospectus in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. Price Waterhouse LLP is located at 1177 Avenue of the Americas, New York, New York 10036.

                                 LEGAL MATTERS

     The validity of the shares offered hereby will be passed on for the Fund by Simpson Thacher & Bartlett (a partnership which includes professional corporations), New York, New York, and certain legal matters will be passed upon for the Dealer Manager by Willkie Farr & Gallagher, New York, New York. Counsel for the Fund and the Dealer Manager will rely, as to matters of Maryland law, on Piper & Marbury L.L.P., Baltimore, Maryland. Certain legal matters concerning Czech law will be passed upon by Bakes & partneri, Prague, the Czech Republic.

     It is likely that foreign persons, such as the Regional Adviser and foreign or non-resident directors of the Fund, will not have assets in the United States that could be attached in connection with any U.S. action, suit or proceeding. As a result it may be difficult for U.S. investors to effect service of process upon these persons within the United States and the Fund has been advised that there is substantial doubt as to the enforceability in the countries in which such persons reside of the civil remedies and criminal penalties afforded by the U.S. federal securities laws. It is also unclear if extradition treaties now in effect between the United States and any such countries would subject such persons to effective enforcement of criminal penalties. The Regional Adviser has irrevocably appointed an agent in the United States for service of process in any action, suit or proceeding under the provisions of the U.S. securities laws. Dr. Luis Rubio, a non-resident director, has not appointed an agent in the United States for service of process in any action, suit or proceeding under the provisions of the U.S. securities laws.

                               OFFICIAL DOCUMENTS

     Certain of the tabular and other statistical information set forth herein is based on or derived from public official documents of the Government of the Czech Republic and its ministries, and the PSE.

                              FURTHER INFORMATION

     The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance therewith files reports, proxy statements and other information with the Commission. Such reports, proxy statements and other information filed by the Fund can be inspected and copied at public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549; Seven World Trade Center, 13th Floor, New York, New York 10048; and 500 West Madison Street, Chicago, Illinois 60661. The Fund's Common Stock is listed on the New York Stock Exchange. Reports, proxy statements and other information concerning the Fund can be inspected and copied at the Library of the New York Stock Exchange at 20 Broad Street, New York, New York 10005.

     This Prospectus constitutes a part of a registration statement on Form N-2 (together with all the exhibits and the appendices thereto, the "Registration Statement") filed by the Fund with the Commission under the Securities Act and the 1940 Act. This Prospectus does not contain all of the information set forth in the Registration Statement. Reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the Shares offered hereby. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents, and each statement is qualified in its entirety by reference to the copy of the applicable document filed with the Commission.

                              FINANCIAL STATEMENTS

     The Fund's Annual Report for the fiscal period ended August 31, 1995 (the "Annual Report"), which either accompanies this Prospectus or has previously been provided to the person to whom this Prospectus is being sent, is incorporated herein by reference with respect to all information other than the information set forth in the Letter to Stockholders included therein. The Fund will furnish, without charge, a copy of its Annual Report, upon request to State Street Bank and Trust Company at 1-(800) 426-5523.

                                                                      APPENDIX A

          GENERAL CHARACTERISTICS AND RISKS OF HEDGING AND DERIVATIVES

     A detailed discussion of the Hedging and Derivatives (as defined below) that may be done by the Investment Adviser on behalf of the Fund follows below. The Fund will not be obligated, however, to do any Hedging and Derivatives and makes no representation as to the availability of these techniques at this time or at any time in the future. "Hedging and Derivatives," as used in this Appendix A, refers to entering into interest rate, currency or stock index futures contracts, currency forward contracts and currency swaps, the purchase and sale (or writing) of exchange listed and over-the-counter ("OTC") put and call options on debt and equity securities, currencies, interest rate, currency or stock index futures and fixed income and stock indices and other financial instruments, entering into various interest rate and equity transactions such as swaps, caps, floors, collars or trading in other types of derivatives.

     The Fund's ability to pursue certain of these strategies may be limited by the U.S. Commodity Exchange Act, as amended, applicable regulations of the U.S. Commodity Futures Trading Commission ("CFTC") thereunder and the federal income tax requirements applicable to regulated investment companies which are not operated as commodity pools.

PUT AND CALL OPTIONS ON SECURITIES AND INDICES

     The Fund may purchase and sell put and call options on debt and equity securities and indices based upon the prices of debt or equity securities. A put option on a security gives the purchaser of the option the right to sell and the writer the obligation to buy the underlying security at the exercise price during the option period. The Fund may also purchase and sell options on indices based upon the prices of debt or equity securities ("index options"). Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater, in the case of a call, or less in the case of a put, than the exercise price of the option. The purchase of a put option on a security would be designed to protect against a substantial decline in the market value of a security held by the Fund. A call option on a security gives the purchaser of the option the right to buy and the writer the obligation to sell the underlying security at the exercise price during the option period. The purchase of a call option on a security would be intended to protect the Fund against an increase in the price of a security that it intended to purchase in the future. In the case of either put or call options that it has purchased, if the option expires without being sold or exercised, the Fund will experience a loss in the amount of the option premium plus any related commissions. When the Fund sells put and call options, it receives a premium as the seller of the option. The premium that the Fund receives for writing the option will serve as a partial hedge, in the amount of the option premium, against changes in the value of the securities in its portfolio. During the term of the option, however, a covered call seller has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price of the option if the value of the underlying security increases, but has retained the risk of loss should the price of the underlying security decline. Conversely, a secured put seller retains the risk of loss should the market value of the underlying security decline below the exercise price of the option, less the premium received on the sale of the option. The Fund is authorized to purchase and sell exchange listed options and OTC options which are privately negotiated with the counterparty to such contract. Listed options in the United States are issued by the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options.

     All such call options sold (written) by the Fund will be "covered" as long as the call is outstanding (i.e., the Fund will own the instrument subject to the call or other securities or assets acceptable under applicable segregation and coverage rules). All such put options sold (written) by the Fund will be secured by segregated assets consisting of cash or liquid high grade debt securities having a value not less than the exercise price.

     The Fund's ability to close out its position as a purchaser or seller of an exchange listed put or call option is dependent upon the existence of a liquid secondary market. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC options are purchased from or sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the counterparty, without the intermediation of a third party such as the OCC. If the counterparty fails to make or take delivery of the securities underlying an option it has written, or otherwise settle the transaction in accordance with the terms of that option as written, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. As the Fund must rely on the credit quality of the counterparty rather than the guarantee of the OCC, it will only enter into OTC options with counterparties with the highest long-term credit ratings, and with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York.

     The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     Characteristics. The Fund may purchase and sell futures contracts on interest rates and indices of debt and equity securities and purchase and sell (write) put and call options on such futures contracts traded on recognized domestic exchanges as a hedge against anticipated interest rate changes or movements in equity markets. The sale of a futures contract creates an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

     Margin Requirements. At the time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial margin"). It is expected that the initial margin that the Fund will pay may range from approximately 1% to approximately 5% of the value of the instruments underlying the contract. In certain circumstances, however, such as during periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased in the future pursuant to regulatory action. An outstanding futures contract is valued daily and the payment in cash of "variation margin" may be required, a process known as "marking to the market." Transactions in listed options and futures are usually settled by entering into an offsetting transaction, and are subject to the risk that the position may not be able to be closed if no offsetting transaction can be arranged.

     Limitations on Use of Futures Contracts and Options on Futures Contracts. The Fund's use of futures contracts and options on futures contracts will in all cases be consistent with applicable regulatory requirements and in particular, the rules and regulations of the CFTC. In addition, the Fund may not sell futures contracts if the value of such futures contracts exceeds the total market value of the Fund's portfolio securities.

     The Fund will not engage in transactions in futures contracts or options thereon for speculative purposes but only as a hedge against changes resulting from market conditions in the values of securities in its portfolio; provided, however, that the Fund may enter into futures contracts or options thereon for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums on such open contracts and options would not exceed 5% of the liquidation value of the Fund's portfolio; provided, further, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Also, when required, a segregated account of cash or cash equivalents will be maintained and marked to market in an amount equal to the market value of the contract. The Investment Adviser reserves the right to comply with such different standards as may be established from time to time by CFTC rules and regulations with respect to the purchase and sale of futures contracts and options thereon.

CURRENCY TRANSACTIONS

     The Fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include currency forward contracts, exchange listed currency futures contracts, exchange listed and OTC options on currencies and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with counterparties that have received (or the guarantors of the obligations of that have received) a credit rating of P-1 or A-1 by Moody's or S&P, respectively, or that have an equivalent rating from a U.S. nationally recognized statistical rating organization or (except for OTC currency options) are determined to be of equivalent credit quality by the Investment Adviser.

     The Fund's dealings in forward currency contracts and other currency transactions such as futures contracts, options, options on futures contracts and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of the Fund's portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in the Fund's portfolio that are denominated or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

     The Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

     Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

INTEREST RATE AND EQUITY SWAPS AND RELATED TRANSACTIONS

     The Fund may enter into interest rate and equity swaps and may purchase or sell interest rate and equity caps, floors and collars. Interest rate and equity swaps are agreements to exchange cash flows based on a notional principal amount. The purchaser of an interest rate or equity cap receives payments from the seller to the extent that the selected interest rate or equity index rises above a predetermined level. The purchaser of an interest rate or equity floor receives payments to the extent that the selected interest rate or equity index falls below a predetermined level. A collar is a combination of a cap and a cap which preserves a certain return within a predetermined range of values. The Fund would enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to manage the duration of its portfolio or to protect against an increase in the price of the securities the Fund anticipates purchasing at a later date. The Fund's use of swaps, caps, floors and collars is subject to segregation and cover requirements which are similar to those to which it is subject upon writing uncovered options. The Fund will not sell interest rate or equity caps or floors that it does not own.

     The Fund may enter into interest rate and equity swaps, caps and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or liabilities, and will usually enter into interest rate and equity swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments on the payment date. The Fund will not enter into any interest rate or equity swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

RISKS OF HEDGING AND DERIVATIVES

     Hedging and Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Investment Adviser's view as to certain market movements is incorrect, the risk that the use of Hedging and Derivatives could result in losses greater than if such investment strategies had not been used. Use of put and call options could result in losses to the Fund, force the sale or purchase of portfolio securities at an inopportune time or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause the Fund to hold a security it might otherwise sell. The use of currency transactions could result in the Fund's incurring losses as a result of the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, the Fund might not be able to close out a position without incurring substantial losses. Although the Fund's use of futures and options transactions for hedging purposes should tend to minimize the risk of loss due to a decline in the value of the hedged position at the same time it will tend to limit any potential gain to the Fund that might result from an increase in value of the position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is united to the cost of the initial premium and transaction costs. Losses resulting from Hedging and Derivatives will reduce the Fund's net asset value, and possibly income, and the losses can be greater than if the Hedging and Derivatives had not been used.

     When conducted outside the United States, Hedging and Derivatives may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. Hedging and Derivatives also could be adversely affected by: (1) other complex foreign political, legal and economic factors; (2) lesser availability of data on which to make trading decisions than in the United States; (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (5) lower trading volume and liquidity.

SEGREGATION AND COVER REQUIREMENTS

     Much of the Hedging and Derivatives which may be entered into by the Fund is subject to segregation and coverage requirements established by either the CFTC or the SEC, with the result that, if the Fund does not hold the instrument underlying the futures contract or option, the Fund will be required to segregate on an ongoing basis with its custodian, cash, U.S. Government securities, or other liquid high grade debt obligations in an amount at least equal to the Fund's obligations with respect to such instruments. Such amounts will fluctuate as the market value of the obligations increases or decreases. The segregation requirement can result in the Fund maintaining positions it would otherwise liquidate and consequently segregating assets with respect thereto at a time when it might be disadvantageous to do so. In addition, with respect to futures contracts purchased by the Fund, the Fund will also be subject to the segregation requirements with respect to the value of the instruments underlying the futures contract. The Fund will accrue the net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap on a daily basis and will segregate with a custodian an amount of cash, U.S. Government securities, or other liquid high grade debt obligations or liquid securities having an aggregate net asset value at least equal the accrued excess.

OTHER LIMITATIONS

     The degree of the Fund's use of Hedging and Derivatives may be limited by certain provisions of the Code. See "Taxation" herein.

                                                                      APPENDIX B

                               THE CZECH REPUBLIC

     The information set forth in this Appendix B has been extracted from various governmental and private sources. The Fund, its Board of Directors, the Investment Manager, the Investment Adviser and the Regional Adviser make no representation as to the accuracy of the information, nor has the Fund or its Board of Directors attempted to verify the statistical information presented in this Appendix B. Statistical data may vary from source to source as a result of differences in the underlying assumptions or methodology used. Furthermore, as a result of significant political, economic and other structural changes in the Czech Republic in recent years, historical information presented herein may not be indicative of future developments. In addition, no representation is made that any correlation will exist between the Czech Republic or its economy in general and the performance of the Fund.

THE COUNTRY

GEOGRAPHY

     The Czech Republic is situated in the middle of Central Europe and has an area of approximately 30,448 square miles. The country is bordered by Germany to the west, Poland to the northeast, Slovakia to the southeast and Austria to the south.

POPULATION

     A 1991 census estimated the population of the Czech Republic at 10,302,215. Most people live in urban areas, particularly in Prague, Brno and Ostrava, the three largest cities in the Czech Republic. The official language is Czech, which is closely related to Slovak and belongs to the Slavic group of the Indo-European languages.

GOVERNMENT AND CONSTITUTION

HISTORY

     The independent Republic of Czechoslovakia was established in 1918, following the collapse of the Austro-Hungarian Empire, and was comprised of the Czech lands, Moravia and Slovakia. From 1918 to 1939 a stable democratic system of government flourished in Czechoslovakia and the country's economy was considered to be one of the most industrialized and prosperous in Europe. In 1939, German forces invaded the Czech lands and Moravia, and occupied the territories until 1945. Slovakia formed a separate state which was under Nazi control during this period. German forces were expelled in 1945 and, in 1948, a Communist People's Republic was established under the Soviet Union's influence. Subsequently, the country was aligned with the Soviet-led Eastern European bloc, joining the Council of Mutual Economic Assistance (COMECON) in 1949 and the Warsaw Pact in 1955. By 1950, substantially all industrial concerns in Czechoslovakia were nationalized and agriculture was collectivized. In the 1960's, certain reforms were implemented in order to provide greater freedom of expression, more genuine elections and greater separation of the Communist Party from the State. However, these reformist policies were regarded by other members of the Eastern European bloc and, in particular, the Soviet Union, as endangering the unity of the Eastern bloc. In 1968, Warsaw Pact forces invaded Czechoslovakia to replace the reformist elements of the Communist Party. A 1969 amendment to the 1960 constitution established Czechoslovakia as a federation of the Czech Socialist Republic (comprising the Czech lands and Moravia) and the Slovak Socialist Republic (comprising Slovakia).

     In the late 1980's, a broad opposition political movement emerged as Communist control in many Eastern European countries weakened and a series of demonstrations occurred in Czechoslovakia. In November 1989, government suppression of a demonstration in Czechoslovakia sparked a popularly supported, non-violent change in government referred to as the "Velvet Revolution." In December 1989, Vaclav Havel was named President and in June 1990, the first free elections since 1946 were held. These elections led to the establishment of a new federal government with an announced commitment to promoting economic and political reform in the country. Czechoslovakia became known as the Czech and Slovak Federal Republic (CSFR).

     After 1989, there was increasing political debate regarding the question of whether the Czech Republic and the Slovak Republic should remain in a united CSFR. In June 1992, there were general elections for the federal parliament as well as the Czech and Slovak parliaments, which gave an increased impetus to the movement for separation. Pursuant to an act of the federal parliament adopted on November 25, 1992 in accordance with the constitution, on January 1, 1993 the CSFR was dissolved into two separate states, the Czech Republic and the Slovak Republic (also referred to as Slovakia).

CONSTITUTIONAL STRUCTURE

     In December 1992, the Czech Republic adopted a new constitution which provides for the separation of executive, legislative and judicial powers. The Czech Republic is a parliamentary republic with universal direct suffrage. The representation of the political parties in parliament is based upon the percentage of total votes obtained in parliamentary elections.

THE NATIONAL GOVERNMENT

     The Czech constitution provides for a bicameral legislature. The Chamber of Deputies, which is the lower house, has 200 members who were formerly members of the Czech National Council, the legislature responsible for the Czech Republic's affairs in the CSFR. The following political parties are currently represented in the Chamber of Deputies following the 1992 general elections:

                                                                                       NUMBER
                                       PARTY                                          OF SEATS
------------------------------------------------------------------------------------  --------
Government Coalition Parties:
  The coalition of the Civic Democratic Party and Christian Democratic Party........     76
  Christian and Democratic Union -- the Czechoslovak People's Party.................     15
  Civic Democratic Alliance.........................................................     14
Opposition Parties:
  Left Bloc Coalition (the Communist Party of Bohemia and Moravia and
     the Democratic Left CSFR)......................................................     35
  Czechoslovak Social Democracy.....................................................     16
  Association for the Republic -- Republican Party of Czechoslovakia................     14
  Movement for Autonomous Democracy -- Society for Moravia and Silesia..............     14
  Other (comprised of former members of the Liberal Social Union)...................     16

---------------
Source: Czech Statistical Office

     The Civic Democratic Party, headed by Prime Minister Vaclav Klaus, leads the coalition government. The consistent focus of the Klaus government has been the implementation of a sound legal framework upon which a free market economic system can be developed. The next elections for the Czech Parliament are scheduled for May 31, 1996 and June 1, 1996.

     The constitution also provides for an upper house -- an 81 seat Senate. No elections have taken place to date for the Senate and the initial composition of the Senate has not been determined. The first elections for the Senate are scheduled for November 15, 1996 and November 16, 1996.

     The executive branch is headed by the president of the country, Vaclav Havel, who was elected the first president of the Czech Republic by the Czech Parliament on January 26, 1993. Mr. Havel is not a member of any political party. The next presidential elections are scheduled for 1998.

     The highest appellate court is the Supreme Court in Prague. The constitution also provides for a Constitutional Court with specialized powers. Western-style civil and commercial codes, which form the center of a comprehensive legal reform program, were adopted within one year of the formation of the CSFR. The Czech Republic adopted these laws upon the dissolution of the CSFR.

LOCAL GOVERNMENT

     There is currently a two-tier system of local government in the Czech Republic, consisting of 8 districts and over 5,500 municipalities. Local government has the authority to impose local levies within parameters established by law, and shares responsibility with the national government for roads, schools, utilities and public health.

POLITICS

DOMESTIC

     As reflected in the composition of the parliament, there are currently a number of active political parties in the Czech Republic. Although these parties represent a variety of interests and reflect a number of different views, the political environment in the Czech Republic is currently relatively stable. This is so for a variety of reasons, including the peaceful division of the CSFR, the implementation of comprehensive economic reforms, the social, cultural and ethnic homogeneity in the country and the improving economic outlook.

INTERNATIONAL RELATIONS

     The Czech Republic has established diplomatic relations with most of the countries with which the CSFR had diplomatic relations. The Czech Republic is a member of a number of international organizations, including the United Nations (and most of its specialized agencies) and the General Agreement on Tariffs and Trade (GATT). It also participates in the Bank for International Settlements and has been accepted for membership in the International Monetary Fund (IMF), the World Bank and the European Bank for Reconstruction and Development (EBRD). On November 28, 1995, the Czech Republic signed an agreement with the Organization for Economic Cooperation and Development (OECD). The Czech Republic was granted associate status in the European Union (EU) in 1993. On March 10, 1994, the Czech Republic became a party to the Partnership for Peace program, a diplomatic initiative designed to draw former Communist countries into closer cooperation with the North Atlantic Treaty Organization (NATO).

     The Czech Republic, Hungary, Poland and Slovakia have formed a regional trade alliance known as the "Visegrad" group. In September 1993, the Visegrad group entered into the Central European Free Trade Association, which provides for the gradual phase-out of tariffs among the four countries.

THE CZECH ECONOMY

OVERVIEW

     The collapse of Communist governments across Central and Eastern Europe during the period from 1988 to 1990 and the disbanding of the COMECON trading alliance of Communist countries caused significant economic dislocation in the CSFR. Beginning in 1991, the government of the CSFR adopted an aggressive program of economic reform with the aim of transforming the country's economy from a centrally planned socialist economy to a free market economy. This program, which was subsequently pursued by the successor government of the Czech Republic, involved, among other things, (i) mass privatization of state-owned enterprises, (ii) disciplined monetary and fiscal policies, including the successful adoption of a balanced budget and the pegging of the koruna to a basket of hard currencies, and (iii) deregulation of the economy and the promotion of competition.

     Since 1990, the Czech Republic has experienced periods of inflation and declines in gross domestic product adjusted for inflation ("GDP"). As part of the movement to a market-based economy, the government of the CSFR removed most price controls on January 1, 1991, which resulted in a steep rise in inflation. In 1991, the consumer price index rose by 52%. In seeking to limit inflationary pressures, the government imposed strict monetary and fiscal policies concurrently with the removal of price controls. In 1992, the consumer price index rose by 12.7%. In 1993, the consumer price index rose by 18.2%. The government estimates that approximately 8% of the increase in general price levels was attributable to the introduction of a value-added tax (the "VAT") in January 1993. The consumer price index increased by 10.2% in 1994 and by 7.9% in 1995. GDP fell by 14.2% in 1991 and a further 6.6% in 1992, as a result of a combination of factors, including strict monetary and fiscal policies, a decline in trading with former COMECON countries, price deregulation and a decline in domestic demand. GDP fell again in 1993 by 0.9% but there was an increase in GDP of 2.6% in 1994. Through the first nine months of 1995 GDP increased by 4.8%.

     The collapse of the Soviet Union in 1991 (previously Czechoslovakia's largest trading partner) and the disbanding of COMECON were largely responsible for a decline in exports from the Czech Republic of approximately 12.5% in 1991 as compared to 1990 (as measured in current U.S. dollars). However, the Czech Republic has been more than able to offset this decline by expanding its presence in other export markets, particularly in Western Europe. The value of exports from the Czech Republic (as measured in current U.S. dollars) rose by approximately 10.6% in 1992 over 1991 and 16.5% in 1993 over 1992, excluding exports to Slovakia which began in 1993 due to the dissolution of the CSFR. A similar shift in orientation has occurred in the Czech Republic's imports of goods, with the exception of imports of certain raw materials such as oil. In 1994, the current account of the balance of payments, which is composed of the trade account and the services account, recorded a surplus of approximately U.S. $298.0 million. Through September 30, 1995, the current account recorded a deficit of approximately U.S. $(579.6) million. This decrease in the current account was caused by significant negative growth in the balance of the trade account in 1995, i.e. imports exceeded exports in 1995. While total exports of goods continued to grow in the Czech Republic during the first eleven months of 1995 by approximately 10.7%, compared to the first eleven months of 1994, total imports of goods grew by 29.6% during the first eleven months of 1995 compared with the first eleven months of 1994. See "The Czech Economy -- Balance of Payments."

     The following table sets forth selected economic data for the Czech Republic for the periods indicated below:

                             SELECTED ECONOMIC DATA

                                        1990       1991       1992       1993       1994         1995(7)
                                        -----      -----      -----      -----      -----        -----
Real GDP growth ($ per annum)(1)(4)...   (1.2)     (14.2)      (6.6)      (0.9)       2.6          4.8(8)
GDP (U.S.$ billion)(2)(3).............   31.6       24.3       28.4       31.2         36         21.8(9)
Gross External Debt at year end (U.S.$
  billion)(4).........................    8.1(5)     9.3(5)     6.9        8.5       10.7         14.0(10)
Current Balance (U.S.$ billion)(4)....   (1.1)(5)    0.3(5)    (0.3)(6)    0.4        0.3         (0.6)(10)
Change in Consumer Price Index
  (%)(3)..............................   17.5         52       12.7       18.2       10.2          7.9(11)
Unemployment Rate at year end
  (%)(4)..............................     .8        4.1        2.6        3.5        3.2          3.0(10)
Koruna per U.S.$ (average for
  period).............................  17.95(3)   29.49(3)   28.29(4)   29.15(4)   28.78(4)(7)  26.58(4)(10)

---------------
 (1) Based on constant prices Kcs/Kc

 (2) Based on current prices in Kcs/Kc converted at the average exchange rates for the periods listed in this table

 (3) Source: Czech Statistical Office

 (4) Source: Czech National Bank

 (5) Data for CSFR and therefore includes Slovakia

 (6) Estimated portion of data for CSFR which is attributable to the Czech Republic

 (7) Preliminary data

 (8) As compared with the same nine month period of 1994

 (9) Data through June 30, 1995

(10) Data through September 30, 1995

(11) Reflects revised consumer goods basket effective January 1, 1995

PRIVATIZATION

     Privatization of both small- and large-scale enterprises has been central to the Czech Republic's economic reform program. As the privatization program has been implemented, the proportion of the Czech Republic's GDP attributable to private sector activity has increased markedly.

     Under the small scale component of the privatization program, targeted at the privatization of small and medium-sized firms and conducted primarily through auctions, approximately 24,000 businesses were sold through September 1993, generating an estimated equivalent of U.S. $1 billion in revenues. Among the types of firms privatized under the small scale component of the privatization program were certain retail stores, restaurants, hotels and service businesses.

     The privatization program has also contained a large scale component, which to date has been conducted primarily through the distribution of vouchers, direct sales by the government, public tenders and auctions. The total book value of property which is intended to be privatized in the large scale component of the government's privatization program is approximately Kc 1,100 billion to 1,200 billion (approximately U.S. $39.3 billion to $42.8 billion). The property comprising the first wave of large scale privatization, which was commenced in 1990 and ended in early 1993, had a book value of approximately Kc 550 billion to 650 billion (approximately U.S. $19.6 billion to $23.2 billion), and the property comprising the second wave of large scale privatization, which officially commenced in October 1993 through the distribution of vouchers to the population and ended in early 1995 is estimated to have had a book value of up to Kc 550 billion (approximately U.S. $19.6 billion).

     Under the voucher component of the large scale privatization program, Czech citizens over the age of 18 received vouchers for a nominal fee with which they were entitled to bid in a series of auctions for interests in state-owned enterprises. Approximately 6 million citizens of the CSFR (in excess of 80% of the adult population) acquired vouchers in the first wave of the large scale privatization and thus became, either directly or indirectly, shareholders in one or more companies included in the voucher scheme. Under the first wave of voucher privatization, shares in over 900 state-owned companies with an estimated book value of approximately Kc 220 billion (approximately U.S. $7.9 billion) were distributed at nominal cost to private investors. The shares of voucher-privatized companies currently account for the bulk of all of the shares traded on the Prague Stock Exchange. Because the first wave of voucher privatization took place prior to the break-up of the CSFR, it did not include any restrictions on Czech citizens bidding on Slovak companies or Slovak citizens bidding on Czech companies. As a result, many Slovak citizens and Slovak investment funds now own shares in Czech companies and vice versa.

     Under the second wave of large scale voucher privatization, approximately 850 additional Czech companies were privatized during 1994 and early 1995. Approximately 6.1 million Czech citizens (in excess of 80% of the adult population) acquired vouchers in the second wave of the large scale voucher privatization. The approximate book value of the companies included in the voucher component of the second wave of large scale privatization was Kc 148 billion (approximately U.S. $5.3 billion). Unlike in the first wave of voucher privatization, which included Slovak citizens, the second round of privatization was offered only to Czech citizens and involved only Czech companies.

     In connection with the privatization program, the government created the National Property Fund (the "NPF"), a special purpose entity through which the government effects state property transfers to private hands. Through the NPF, the government continues to hold controlling interests in certain companies in which the state has a national interest, such as utilities and telecommunications, as well as residual holdings in a number of other companies in which the controlling interest has been privatized. These shareholdings may be retained by the NPF for an indefinite period of time.

INVESTMENT FUNDS

     Soon after the voucher privatization scheme began, a number of banks and other private entities formed investment privatization funds ("voucher funds") which received licenses to operate on behalf of voucher holders. Voucher funds enabled Czech voucher holders to convert their vouchers into interests in managed portfolios of a number of Czech companies. Voucher holders were permitted to exchange some or all of their vouchers for shares in one or more of the voucher funds. Many of the voucher funds, through trading activities, consolidated their holdings and built up stakes in certain Czech companies. To date, voucher funds have been structured in both a closed-end and open-end format.

     In the first wave of voucher privatization, approximately 73% of all voucher points were invested in voucher funds. As a result, a number of the voucher funds became large shareholders in numerous enterprises and control a substantial portion of Czech industry on behalf of individual investors. The Czech Investment Companies and Investment Funds Act, which regulates investment funds incorporated in the Czech Republic, limits an individual investment fund to holding no more than 20% of the securities of a single issuer and investing no more than 10% of its assets in the publicly traded securities of a single issuer. In the second wave of voucher privatization, approximately 63% of all vouchers were invested in voucher funds as of March 18, 1994. See "Appendix
C -- The Czech Securities Market."

     In 1990 the Czech Republic began a restitution program with the aim of returning certain assets which were nationalized or expropriated after 1948 to private individuals. Claims to be resolved under the 1990 program had been substantially satisfied by the end of 1993, although the program did not seek to address all claims in respect of nationalized or expropriated assets. The scope of the restitution was recently expanded to a limited degree by the ruling of the Constitutional Court of the Czech Republic which allowed the restitution of property to Czech citizens residing permanently abroad.

GROSS DOMESTIC PRODUCT

     The Czech Republic's GDP fell by 14.2% in 1991 and by 6.6% in 1992, as a result of a combination of factors, including strict monetary and fiscal policies, a decline in trading with former COMECON countries, price deregulation and a decline in domestic demand. GDP fell again in 1993 by 0.9% but there was an increase in GDP of 2.6% in 1994. For the first nine months of 1995 GDP increased by 4.8%.

INFLATION

     The removal of most price controls in January 1991 resulted in a steep rise in inflation. In 1991, the consumer price index rose at an annual rate of 52%. In seeking to limit inflationary pressures, the government imposed strict monetary and fiscal policies. In 1992, the consumer price index rose 12.7%. In 1993, the consumer price index rose 18.2%. The government estimates that approximately 8% of the increase in general price levels was attributable to the introduction of a value-added tax (the "VAT") in January 1993. For a discussion of the VAT, see "Fiscal Policy" below. The consumer price index rose 10.2% in 1994 and 7.9% in 1995.

     Although the majority of price controls have been lifted, some key prices remain substantially below free market levels, particularly in the areas of housing rents, energy and public transportation. The easing or elimination of any remaining price controls could result in additional increases in the consumer price index. In addition, any changes in the exchange rate of the CZK, which is currently fixed to a basket of foreign currencies, may cause the consumer price index to increase or decrease. For further discussion, the "Foreign Exchange" below.

EMPLOYMENT AND WAGES

     Despite concerns about excessive unemployment in the Czech Republic as a result of the economic reform program, the actual rate of unemployment in the Czech Republic has remained relatively low and has not fluctuated widely. The Czech Republic has experienced lower unemployment rates than those of other Central European countries as a result of a number of factors, including the strength of the Czech Republic's industrial base relative to those of other Central European countries, the low level of bankruptcies, and the growth of the private sector, particularly in services.

     The following table sets forth the rate of unemployment during the periods indicated below:

                       UNEMPLOYMENT IN THE CZECH REPUBLIC

                                     YEAR                    QUARTER     RATE
                    ---------------------------------------  -------     ----
                    1991                                       I         1.7 %
                                                              II         2.6 %
                                                              III        3.8 %
                                                              IV         4.1 %
                    1992                                       I         3.7 %
                                                              II         2.7 %
                                                              III        2.6 %
                                                              IV         2.6 %
                    1993                                       I         2.9 %
                                                              II         2.6 %
                                                              III        3.2 %
                                                              IV         3.5 %
                    1994                                       I         3.5 %
                                                              II         3.1 %
                                                              III        3.2 %
                                                              IV         3.1 %
                    1995                                       I         3.1 %
                                                              II         2.8 %
                                                              III        3.0 %(1)
                                                              IV         2.9 %(1)

---------------
(1) Preliminary data

Source: For 1991 and 1992: OECD; For 1993, 1994 and 1995 (except third and fourth quarters 1995): Czech Statistical Office; For third and fourth quarters 1995: Czech National Bank.

     The implementation of the 1991 bankruptcy law which was amended in 1993 may lead to an increase in the number of bankruptcies and a rise in the unemployment rate as more bankruptcies, including bankruptcies of larger companies, move through the court system.

     The low unemployment figures partly reflect the fact that many newly unemployed Czechs have been able to find jobs in the private sector, particularly in the service sector. In addition, government-supported retraining programs have been implemented in an attempt to lessen the impact of industrial restructuring on the labor market, though the effects of these programs are unclear.

     The following table sets forth average monthly nominal wages in the manufacturing sector for the Czech Republic:

                         AVERAGE MONTHLY NOMINAL WAGES
                          (EXPRESSED IN U.S. DOLLARS)

1990         1991         1992         1993         1994         1995(1)
----         ----         ----         ----         ----         -------
$181         $129         $165         $200         $240          $ 292

---------------
(1) Data through September 30, 1995; preliminary data

Source: Czech Statistical Office

     Legislation was passed by the Czech Parliament which provides for a legal and regulatory framework for the establishment of pension funds, the purpose of which is to allow individuals to obtain additional retirement income based upon their own decisions. The legislation provides that both foreign and domestic persons and legal entities may be founders of a pension fund, which funds must take the form of a joint stock company. On October 1, 1994, the first Czech pension funds were established. It is expected that the development of pension funds may gradually create additional market activity which in turn will further increase liquidity in the market. For the protection of the investor, pensions funds are limited to "safe property" investment vehicles, including bonds issued by the state, banks and publicly marketable bonds issued by commercial companies and publicly marketable shares and trading on the Prague Stock Exchange.

FISCAL POLICY

     One of the principal goals of the Czech government has been to maintain a balanced budget as a key component of its economic stabilization process. In 1993 the Czech Republic had a budget surplus of approximately Kc 1.1 billion. Limiting state expenditures, especially subsidies, and adopting a package of tax reforms have been the principal tools for the achievement of fiscal stability. For 1994, public expenditure accounted for approximately 36.8% of GDP.

     Tax reform was implemented on January 1, 1993 in an effort to improve tax collection methods and make the tax system in the Czech Republic more compatible with the needs of a market economy, including compatibility with the EU. The Czech Republic also introduced a value added tax (VAT) designed to widen the tax base and shift the tax burden away from enterprises. There are two VAT tax rates: 22% generally applicable to goods (with certain significant exceptions, such as food and goods considered to be necessities, which are subject to a lesser rate of 5%) and 5% generally applicable to services (with certain exceptions, such as certain services considered to be non-essential, which are subject to the 22% rate). The government estimates that the VAT was responsible for an 8% increase in general price levels when it was introduced at the beginning of 1993. In connection with the implementation of tax reform, corporate tax rates were reduced to 45% in 1993, to 42% in 1994, to 41% in 1995 and to 39% in 1996.

     The following table sets forth certain information regarding the state budget of the Czech Republic for the periods indicated:

                                  STATE BUDGET
                                   KC BILLION

                                                1993                1994                 1995
                                          ----------------    ----------------    -------------------
                                          BUDGET    ACTUAL    BUDGET    ACTUAL    BUDGET    ACTUAL(1)
                                          ------    ------    ------    ------    ------    ---------
    Total Revenues......................  342.2      358.0    381.8      390.5    411.7       211.1
    Total Expenditures..................  342.2      356.9    381.8      380.1    411.7       200.7

---------------
(1) Data through June 30, 1995

Source: Budget: Czech State Budget; Actual 1993 and 1994: Czech National Bank;
        Actual 1995: Czech Statistical Office

MONETARY POLICY

     The January 1, 1993 division of the CSFR into two independent republics was accompanied by the creation of an independent Czech National Bank (the "CNB") as sole central bank of the Czech Republic. The CNB was established as an independent institution with the primary objective of ensuring the stability of the Czech national currency. The independent status of the CNB is provided for in the constitution of the Czech Republic. The CNB is responsible for formulating and implementing monetary and foreign exchange policy. It also controls the money supply and administers the official monetary and gold reserves.

     Monetary policy, aimed primarily at maintaining the exchange rate of the koruna and controlling inflation, has been performed through indirect instruments (e.g., through changes in the discount rate, the Lombard rate (the rate charged by the CNB on certain short-term secured loans to Czech commercial banks), and reserve requirement amounts, refinancings of bank credits and open-market operations) since

October 1992. Monetary policy has ranged from partially restrictive, when there have been fears of inflation, to neutral, when inflation has been less of a concern. Monetary policy during the first part of 1993 was slightly restrictive, due to the balancing of negative influences on GDP as a result of the splitting of the country and a decline in trade with Slovakia, with inflationary pressures resulting from the introduction of the VAT. The inflationary pressures eased by mid-1993, which created room for a gradual easing of monetary policy and more of a focus on achieving increased liquidity in the banking sector and lower interest rates.

BALANCE OF PAYMENTS

Foreign Trade

     Exports accounted for approximately 26.4% of Czechoslovakian GDP in 1990, as measured at the official exchange rates. Much of this trade volume was with Eastern bloc countries and not for hard currency. The collapse of the Soviet Union in 1991 (previously Czechoslovakia's largest trading partner) and the disbanding of COMECON severely disrupted the Czech Republic's foreign trade relationships, as reflected in a decline (as measured in current U.S. dollars) in exports from the Czech Republic of approximately 12.5% in 1991 compared to 1990, although the Czech Statistical Office has indicated that the 1990 and 1991 numbers used to calculate such decline are not entirely compatible. Simultaneously, as a result of the institution of economic reforms, the importance of foreign trade for the overall economy further increased because of GDP decline, foreign trade volume growth, exchange rate devaluations in 1990 and the split of the CSFR.

     Since 1991, the Czech Republic has been more than able to offset the decline in exports to former COMECON countries by expanding its presence in other export markets. Exports from the Czech Republic rose (as measured in current U.S. dollars) by approximately 10.6% in 1992 over 1991 and 16.5% in 1993 over 1992, excluding exports to Slovakia which began in 1993 due to the dissolution of the CSFR. A similar shift in orientation has occurred in the Czech Republic's imports of goods, with the exception of imports of certain raw materials such as oil.

     Historically, the balance of payments statistical data were collected separately for convertible and non-convertible currencies. Since 1991, the importance of the balance of payments in convertible currencies has grown in importance as the Czech Republic progressed in its reorientation towards western markets. Unless indicated otherwise, statistical data regarding the balance of payments of the Czech Republic presented in this prospectus include only transactions in convertible currencies.

     The following table shows the percentage of Czech imports and exports by selected trading partners:

                  FOREIGN TRADE, BY SELECTED TRADING PARTNERS:

                                                                 1993(1)     1994      1995(6)
                                                                 -------     -----     -----
    a) Export..................................................  100.0%      100.0%    100.0%
    including:
    Advanced Market Economies of which:........................    69.2       59.8      61.8
      EU(2)....................................................    53.9       54.1      56.6
      EFTA(2)..................................................    10.8        1.7       1.8
    Developing Countries.......................................    10.8        7.3       5.7
    Economies in Transition of which:..........................     9.2       32.1(3)   31.9
      CEFTA(4).................................................      --       22.9      23.4
      Slovakia.................................................      --       16.4      16.3
    Former USSR................................................     8.1         --        --
    State Economies(5).........................................     2.8        0.7       0.6
    b) Import..................................................  100.0%      100.0%    100.0%
    including:
    Advanced Market Economies of which:........................    69.8       64.6      65.2
      EU.......................................................    47.7       55.7      56.2
      EFTA(2)..................................................    13.7        2.6       2.5
    Developing Countries.......................................     5.7        5.4       4.9
    Economies in Transition of which:..........................     5.9       29.3      29.0
      CEFTA(4).................................................      --       18.5      17.3
      Slovakia.................................................      --       14.2      13.1
    Former USSR................................................    17.9         --        --
    State Economies(5).........................................     0.6        0.7       0.9

---------------
(1) Data for 1993 exclude trade with Slovakia.

(2) On January 1, 1995, the former EFTA countries of Austria, Finland and Sweden joined the EU.

(3) Beginning in 1994, the former USSR is included into economies in transition.

(4) Includes trade with Hungary and Poland.

(5) Includes trade with North Korea, Laos, China, Cuba, Vietnam, Mongolia.

(6) Data through June 30, 1995.

EU -- The European Union, EFTA -- The European Free Trade Association, CEFTA -- The Central European Free Trade Association.

Source: Czech Statistical Office

     The service sector generally accounts for a significant percentage of the current account balance. In 1994, the current account of the balance of payments, which is composed of the trade account and the services account, recorded a surplus of U.S. $298.0 million. Through September 30, 1995, the current account recorded a deficit of U.S. $(579.6) million. This decrease in the current account was caused by significant negative growth in the balance of the trade account in 1995, i.e. imports exceeded exports in 1995. While total exports of goods continued to grow in the Czech Republic during the first eleven months of 1995 by approximately 10.7%, compared to the first eleven months of 1994, total imports of goods grew by 29.6% during the first eleven months of 1995 compared with the first eleven months of 1994.

     Among the primary goods exported by the Czech Republic are manufactured goods, machinery and equipment, and chemicals. Among the primary imports into the Czech Republic are oil and natural gas, machinery and equipment, and chemicals. In 1993, the aggregate balance of trade recorded a surplus of Kc 10.1 billion. Exports totalled Kc 385.0 billion and imports were Kc 374.9 billion. In 1993, the current account of the balance of payments, which includes the value of services as well as goods, recorded a surplus of the equivalent of approximately U.S. $433.1 million.

     The following table sets forth the balance of payments of the Czech Republic for the periods presented:

                              BALANCE OF PAYMENTS
                              U.S. DOLLARS MILLION

                                 1990(3)       1991(3)    1992(4)    1993          1994        1995(5)
                                 --------      -----      ----      -------      --------      -------
Current Account Surplus
  (Deficit)....................  (1,104.5)(1)  356.5(1)   52.9(2)     433.1(2)      298.0(2)    (579.6)(2)
Capital Account Surplus
  (Deficit)....................     326.1(1)    46.9(1)   (6.1)(2)  2,639.0(2)    2,105.9(2)   5,159.1(2)

---------------
(1) Source: CSFR Statistics from Czech Statistical Office

(2) Source: Czech National Bank

(3) Data for CSFR and therefore includes Slovakia

(4) Estimated portion of data for CSFR which is attributable to the Czech
Republic

(5) Preliminary data through September 30, 1995

     In contrast to 1993 and 1994, the current account balance of the Czech Republic recorded a deficit of approximately U.S. $0.6 billion in the first three quarters of 1995. The underlying imbalance between the dynamics of exports and imports of goods may continue and may cause the negative balance of both the trade account and the current account to grow. Significant deficits in the current account may not be sustainable by the Czech Republic in the long term and may have adverse effects on the economy as a whole.

Foreign Investment

     The Czech government generally imposes no restrictions on foreign investment. One notable exception, however, applies to foreign equity investment in Czech banks. The current Czech banking law prohibits foreigners from acquiring any shares of a Czech bank without the prior approval of the CNB. In assessing an application, the CNB, among other things, examines the source of capital to be used for the proposed investment and whether the investment is a portfolio investment or a speculative investment.

     The aggregate amount of foreign direct investment in the Czech Republic from 1990 to 1993 totalled approximately U.S. $2.1 billion. In 1993, direct foreign investment into the Czech Republic (excluding portfolio and short-term investment) totalled U.S. $567.8 million. In 1994, the total was U.S. $862.4 million. According to preliminary CNB estimates, in the nine months ended September 30, 1995, additional U.S. $1.9842 billion flowed into the Czech Republic in the form of direct investment, of which approximately U.S. $1.3 billion was a one-time payment for a 27% stake in the Czech state telephone company, SPT Telecom, a.s., which was sold to foreign direct investors as part of the privatization of the Czech telecommunications industry. The Czech Republic is attractive to foreign investors because of its skilled but relatively inexpensive labor pool and proximity to markets in the European Community and Western Europe in general. The Czech Republic shares borders with, among other countries, Germany and Austria.

     The following table sets forth information regarding the volume of foreign direct investment in the Czech Republic for the periods indicated:

                           DIRECT FOREIGN INVESTMENT

                                                     KC         U.S.$
                                  YEAR             MILLION     MILLION
                        -------------------------  -------     -------
                        1990.....................   2,007         112
                        1991.....................  14,560         494
                        1992.....................  28,379       1,003
                        1993.....................  16,552         568
                        1994.....................  24,819         862
                                                   ------       -----
                        Total....................  86,317       3,039

---------------

Source: Czech National Bank

     The Czech Republic has signed treaties preventing double taxation on income and profit with most OECD countries. A double-taxation treaty between the Czech Republic and the United States became effective on February 1, 1994 with respect to taxes withheld on dividends, interest and royalties. With respect to other taxes, the treaty is effective retroactively to tax years beginning on or after January 1, 1993.

EXTERNAL DEBT AND RESERVES

     The Czech Republic has one of the lowest per-capita debt levels of the Central and Eastern European countries, in addition to having substantial foreign currency and other reserves. Foreign debt was approximately U.S. $8.5 billion at the end of 1993, U.S. $10.7 billion at the end of 1994 and U.S. $14.0 billion at September 30, 1995. At the end of the second quarter of 1995, foreign currency reserves totalled approximately U.S. $14.7 billion, of which almost U.S. $11.9 billion were held by the CNB.

     The following table sets forth the foreign exchange reserves of the Czech
Republic:

                           FOREIGN EXCHANGE RESERVES
                              U.S. DOLLARS MILLION

                                               JANUARY 1,     DECEMBER 31,     DECEMBER 31,
                                                  1993            1993             1994
                                               ----------     ------------     ------------
    Official CNB Reserves....................      842.5          3,872            6,243
    Foreign Exchange Reserves of Commercial
      Banks..................................    2,739.0          2,373            2,649
                                                 -------          -----            -----
    Total Foreign Exchange Reserves..........    3,581.5          6,245            8,892

---------------

Source: June 30, 1994 data from Czech Statistical Office; other data from Czech National Bank

FOREIGN EXCHANGE

Currency

     The Czech crown, or koruna ceska (Kc), was introduced on February 8, 1993 upon the dissolution of the Czech Republic's monetary union with Slovakia and the corresponding elimination of the Czechoslovak crown. The Czech crown was introduced at a rate of 1:1 parity with the Czechoslovak crown.

Exchange Rates

     During the first year of the economic reform, the State Bank of Czechoslovakia devalued the Czechoslovak crown several times, from 14.62 Kcs per U.S. dollar in January 1990 to 28 Kcs per U.S. dollar on December 28, 1990. On January 1, 1991, the crown became partially convertible. Since this date, the

Czechoslovak and Czech currency remained stable as a result of the Czechoslovak State Bank and the CNB pegging exchange rates to a basket of foreign currencies. Currently, the CNB pegs the exchange rate to a basket composed 65% of the German deutsche mark and 35% of the U.S. dollar. The use of a pegged nominal exchange rate has led to a substantial appreciation of the Kc in real terms since inflation rates in the Czech Republic have been well above those of the Czech Republic's primary trading partners. The maintenance of the fixed exchange rate has led to inflationary pressures as foreign capital flowed into the Czech Republic in anticipation of the revaluation of the currency. In August of 1995, the CNB adopted a set of administrative measures affecting certain activities of Czech commercial banks, aimed at preventing foreign short-term capital inflows into the Czech Republic. There can be no assurances, however, that the Government will keep in place current mechanisms, such as the pegging to the basket of foreign currencies, which prevent the CZK from floating freely as against other fully convertible currencies.

     The exchange rate of the Czech koruna is established by the CNB on a daily basis based on the exchange rate fluctuation of the basket of currencies to which the Czech currency is pegged.

Exchange Controls

     On September 26, 1995, the Czech Parliament adopted a new foreign exchange act (the "Act") which came into effect on October 1, 1995. The Act provides for full external convertibility of the CZK for current account purposes in both commercial and non-commercial transactions. Certain restrictions continue to apply for capital investments of Czech residents abroad, such as investments in foreign securities, certain foreign derivative instruments and loans to foreign residents. Subject to certain exceptions, foreign residents are not permitted to directly acquire real estate in the Czech Republic. The Act provides for repatriation of investments and profits thereon abroad. Repatriation of investments and profits thereon in the hands of U.S. investors is also guaranteed by the U.S./Czech treaty on the promotion and protection of investments, which supersedes the Act. The Act further increased the authority of the CNB by granting the CNB the power to temporarily suspend or alter certain provisions of the Act in its discretion in case of fiscal or economic crisis.

INDUSTRY

     The Czech region has been an industrialized area since the coming of the industrial revolution to Central Europe in the 19th century. The Czech lands became an industrial center of the Austro-Hungarian Empire during the 19th century as a result of an abundant supply of iron ore, forests and coal. From these beginnings, the Czech region became one of the most industrialized and developed areas in the world, with the world's seventh highest GDP per capita in 1938. Following 1948, all industry was nationalized, and government policy dictated the creation of larger factories and more heavy industry. During the period from 1948 until 1990, Czech industry gradually lost its leading position in the world. Compared to Western industrial standards, Czech industry has experienced insufficient capital investment.

NATURAL RESOURCES

Coal

     The Czech Republic has extensive coal reserves, and historically has been able to satisfy substantially all of its coal requirements from domestic sources. However, a high percentage of Czech coal is lignite with a high content of sulphur, ash and certain toxic elements. The use of lignite in thermal power stations results in significant environmental problems. Certain pollution control measures have been introduced to address these issues.

Oil and Natural Gas

     Czech production of oil and natural gas is negligible. The economy is heavily dependent on oil and natural gas imported from Russia via a pipeline through the Ukraine and Slovakia. Political or economic turmoil in any of these nations which would result in a reduction in oil or natural gas supplies to the Czech Republic could lead to an energy crisis. Construction of an alternative pipeline, which connected the Czech refineries with Ingolstads in Germany, was completed in late 1995. It is anticipated that the pipeline will be fully operational in early 1996.

INFRASTRUCTURE

Railways

     In 1992 Czech State Railways had a route length of approximately 5,865 miles, of which approximately 1,612 miles were electrified. There is a metro and tram/light rail system in Prague, and tram/light rail networks in Brno, Liberec, Most, Olomouc, Ostrava and Plzen.

Air Transport

     Most domestic air transport is run by Czech Airlines, a.s., which took over from the former Czechoslovak Airlines upon the dissolution of the CSFR. Czech Airlines, a.s., also provides international service. The main airports are located in Prague (Ruzyne) and Brno (Cernovice).

Telecommunications

     Most telecommunications services (including telephone, TV and radio broadcasting) are regulated by the state and the state has to date retained control of telecommunications companies. The Czech telephone network is in need of modernization, which is currently in process as the Czech state telephone company, SPT Telecom, a.s., was partially privatized in late 1995 and the strategic partner selected in the privatization, TelSource, a consortium consisting of the Dutch and Swiss land-line telephone companies, is in the process of implementing network improvements. In 1994, the first privately owned television channel commenced broadcasting operations in the Czech Republic.

BANKING AND FINANCE

Commercial Banks

     The CNB acts as the Czech Republic's regulator of commercial banking. Decentralization of the banking system, which began in 1991, led to the emergence of the private commercial banking sector in the Czech Republic. As of January 1, 1996, a total of 55 banks licensed by the CNB were operating in the Czech Republic, including those licensed as foreign bank branch offices. As of January 1, 1996, the structure of the Czech banking sector consisted of the following:

    Commercial banks, wholly Czech owned............................................   14
    Commercial banks, partially foreign owned.......................................   19
    Commercial banks, wholly foreign owned..........................................   12
    Foreign commercial bank branches................................................    9
    State financial institution (the Consolidation Bank)............................    1

---------------
Source: Czech National Bank

     In addition, certain banks have had their licenses revoked or are under forced administration, including Kreditni a prumyalova banka, a.s., whose banking license was revoked in 1993, Banka Bohemia, a.s., which was placed under forced administration in 1994 and is currently in liquidation, AB banka, a.s., whose banking license was revoked in 1994, Ceski banka, a.s., whose banking license was revoked in 1995, and Ekoagrobanka, a.s., which was placed under forced administration on January 16, 1996.

     Unlike in the United States, a full banking license in the Czech Republic entitles the holder to engage in a wide range of activities, including the underwriting of securities, lending and broker-dealer activities.

     Commencing in 1993, certain Czech commercial banks experienced liquidity problems due primarily to nonperforming loans. In three cases these problems led the CNB to assume receivership of the troubled institutions, in two additional cases the CNB moved to revoke the banking license of the troubled institutions. Despite attempts to reorganize the troubled banks, all but one, Ekoagrobanka, a.s., which was placed under forced administration on January 16, 1996, entered into liquidation subsequent to their license being revoked or CNB receivership instituted. Although new regulations were passed in 1994 requiring the reclassification of, and establishment of reserves for, troubled loans, and instituting mandatory deposit insurance requirements, two of the above-mentioned five cases occurred in 1995 and 1996 which may be perceived as the impetus for the CNB's current policy aimed at the consolidation of the market among small and mid-size banks. Under such policy, troubled banks will be required to increase their share capital to reduce the risks of problem loans, which is expected to encourage mergers and strategic foreign as well as domestic investment. In the case of Ekoagrobanka, a.s., the CNB also undertook to play a more active role in the reorganization of the bank by offering it a bridge loan in the initial amount of Kc 3 billion, until a suitable investor can be found.

Credit Allocation

     The allocation of credit through the Czech banking system is affected by the CNB's monetary policies. The CNB implements monetary policy through, among other things, changes in discount rates, Lombard rates (i.e., the rate charged by the CNB on certain short-term secured loans to Czech commercial banks) and reserve requirement amounts (i.e., the amount of reserves Czech banks are required to maintain with respect to term and demand deposits). See "-- Monetary Policy."

                                                                      APPENDIX C

                          THE CZECH SECURITIES MARKET

     The information set forth in this Appendix C has been extracted from various government and private publications, including publications issued by the government of the Czech Republic and the Prague Stock Exchange. Information was also gathered from academic literature and interviews of government officials, stock exchange officials and Czech securities market participants and professionals. Certain statistical information regarding the Czech securities market has been prepared by the Regional Adviser based upon information derived from the foregoing sources. The Fund, its Board of Directors, the Investment Manager, the Investment Adviser and the Regional Adviser make no representation as to the accuracy of the information, nor has the Fund or its Board of Directors attempted to verify the statistical information presented in this Appendix C.

HISTORY

     An exchange for trading securities and commodities was established in Prague in 1871 on the basis of an authorization from the Austrian Ministry of Finance. Trading was suspended in 1938 on the eve of the Second World War. Operations did not resume after the War, and the exchange was officially abolished in 1952 in connection with the nationalization of all industry by the Communist government of Czechoslovakia and the abolition of private ownership of shares in business enterprises.

THE REEMERGENCE OF THE CZECH SECURITIES MARKET

     In 1990, the newly constituted democratic government of Czechoslovakia introduced a program of economic reforms intended to transform the state-controlled economy into a market economy. As a component of this transformation, the government began to plan for the privatization of Czech industry. See "The Czech Economy -- Privatization" in Appendix B hereto. In anticipation of the reintroduction of privately held securities, the Czechoslovak State Bank (the predecessor to the CNB) initiated a revival of the Prague Stock Exchange (the "PSE") by forming a planning committee of eight banks. After receiving approval from the Ministry of Finance, the Prague Stock Exchange Corporation was incorporated on November 24, 1992. The PSE reopened on April 6, 1993 and trading of shares of newly privatized companies began in June 1993. Both equity and debt securities are traded on the PSE. See "The Prague Stock Exchange" below.

     In addition to the reopening of the PSE, a computerized over-the-counter trading market, known as the "RM System," was established in 1992, in response to the Czech voucher privatization program. The RM System is operated by RM System, a.s., a privately owned joint stock company. Trading through the RM System began in April 1993. Both equity and debt securities are traded through the RM System, and securities traded through the RM System include securities traded on the PSE. These private securities transactions are not publicly reported, although estimates as to the proportion of trading volume in Czech securities that occurs outside the PSE and the RM System range from 60% to 90%. See "The RM System" below.

     In addition to trading on the PSE and through the RM System, a substantial proportion of secondary market transactions in Czech securities is privately negotiated between market participants, even if the securities to be traded are also traded on the PSE or through the RM System. See "Private Securities Transactions" below.

CAPITAL STRUCTURE

     Pursuant to the Czech Commercial Code, two types of companies may be formed: limited liability companies and joint stock companies. A limited liability company is limited to 50 members and may not be publicly traded. A joint stock company is an enterprise with shares which may be publicly traded. Additionally, business enterprises may conduct their activities in the form of a general commercial partnership, pursuant to which each partner has unlimited liability for the debts of the partnership and the business actions of the other partners, or in the form of a limited partnership with general partners having unlimited liability and limited partners having liability limited to their investment in the partnership. Partnerships may not be publicly traded.

     The Czech Commercial Code regulates the business activities of companies and other enterprises with respect to their management, and with respect to activities with shareholders and creditors. The Czech Act on Accounting came into effect on January 1, 1993 and regulates the financial statements of all enterprises. The Act provides a legislative framework which attempts to be compatible with the aims of the European Commission, including conformity with generally accepted international accounting principles.

EQUITY SECURITIES

     A joint stock company may issue shares of different classes with different rights and values attached thereto. Shares may be either in registered form in the name of the shareholder or in bearer form. Joint stock companies may also issue preferred shares with preferential dividend rights to the extent that the total nominal value of such shares does not exceed 50% of the capital stock of such company. These shares may also be limited as to voting rights. Additionally, a joint stock company may issue employee shares which may have preference rights attached to them. The total nominal value of employee shares may not exceed 5% of the capital stock and may be transferred only among current and retired employees.

DEBT SECURITIES

     Pursuant to the Czech Commercial Code, a company may issue bonds or debentures in a principal amount up to a maximum of 50% of a company's capital account for convertible debentures. The debt securities may be issued in the form of debentures convertible into common shares. The issuance of any bond or debenture, regardless of whether it is publicly traded, must be approved by the CNB and the Ministry of Finance. There are no credit rating agencies currently operating in the Czech Republic.

     The following table describes corporate, government and municipal bond issuances in the Czech capital market from 1990 to 1994:

                                     BONDS

                                                         CORPORATE              STATE AND MUNICIPAL(1)
                                                  ------------------------     ------------------------
                                                                AGGREGATE                    AGGREGATE
                                                                PRINCIPAL                    PRINCIPAL
                                                                  AMOUNT                       AMOUNT
                                                  NUMBER OF     IN MILLION     NUMBER OF     IN MILLION
                      YEAR                        ISSUANCES         KC         ISSUANCES         KC
------------------------------------------------  ---------     ----------     ---------     ----------
1990............................................       5           2,025           1            4,500
1991............................................       6           1,645           0                0
1992............................................       4             330           2            4,800
1993............................................      11           6,780           5           11,580
1994(2).........................................       7           8,300           4           10,300

---------------
(1) Includes one issuance of the Czechoslovak Federal Ministry of Finance in 1990 (Kc 4.5 billion principal amount) and 3 issuances of the Ministry of Finance of the Slovak Republic in 1992 and 1993 (Kc 9.826 billion in aggregate principal amount).

(2) Through March 18, 1994.

     The maturities of the corporate bonds included in the table above are generally 5 years or under and interest coupon rates range from 8.5% to 21%. The maturities of the governmental and municipal bonds included in the table above range from 2 to 5 years and interest coupon rates range from 7% to approximately 15%.

     Since February 1992, treasury bills denominated in Czech crowns have been issued by the Ministry of Finance, the Czechoslovak State Bank (the predecessor to the CNB), the CNB and the Czech National Property Fund.

FOREIGN ISSUANCES

     In 1991, the Czechoslovak State Bank issued U.S. $200 million principal amount of Eurobonds maturing in 1994 and issued Y10 billion principal amount of bonds in the Japanese market maturing in 1997. In 1993, the CNB issued U.S. $375 million principal amount of Eurobonds maturing in 1996 and Y35 billion principal amount of bonds in the Japanese market maturing in 2000. The CNB $375 million Eurobonds due 1996 were assigned investment grade ratings of Baa3 by Moody's Investors Service, Inc. ("Moody's") in April 1993 and BBB by Standard and Poor's Rating Group ("S&P") in June 1993. The Moody's rating was upgraded to Baa2 on May 25, 1994, and further raised to Baa1 on September 18, 1995. In addition, the S&P rating of long-term sovereign debt of the Czech Republic was upgraded to A on November 6, 1995. As for the other Central European countries, this year Poland, Hungary, Austria and Slovakia each received investment grade ratings on government debt from either Moody's or S&P.

THE PRAGUE STOCK EXCHANGE

     The PSE is the only securities exchange in the Czech Republic. Following the successful beginning of the country's voucher privatization program, the PSE reopened on April 6, 1993 and trading of the shares of newly privatized companies began in June 1993. Prior to the opening of the PSE in April 1993, the Czechoslovak State Bank and several Czech commercial banks operated an interim securities market on which both shares and bonds were traded pending the establishment of a stock exchange. As of December 15, 1995, 62 equity securities and 20 debt securities were listed on the PSE. The issuers of listed securities are required to satisfy certain capitalization standards and disclosure requirements. See "Listing and Trading Eligibility Standards" below. Securities are not required to be listed in order to trade on the PSE, however, and as of December 15, 1995, approximately 1,716 equity securities and 48 debt securities were eligible to be traded on the PSE. As of December 15, 1995, the aggregate market capitalization of equity securities of companies eligible for trading on the PSE was approximately U.S. $18.5 billion (Kc 481 billion).

     Currently, there is no options or futures market in the Czech Republic.

ORGANIZATION AND GOVERNANCE

     The Prague Stock Exchange Corporation (Burza Cennych Papiru Praha, a.s., or "PSEC") was incorporated on November 24, 1992. Its founding members and shareholders were several Czech and Slovak banks and brokerage firms. Additional members were subsequently admitted. Companies which are more than 50% foreign-owned may, in the aggregate, acquire no more than one-third of the outstanding shares of the PSEC.

     The highest governing body of the PSE is the General Assembly of Shareholders of the PSEC. The Assembly elects and recalls members of the "Chamber of the Stock Exchange" and performs other functions in accordance with the Czech Commercial Code. The Chamber, consisting of 16 members, directs the operation of the PSE. In addition, a "Supervisory Board" of 5 members exercises control over the activities of the PSE and ensures that these activities are in full compliance with statutory and regulatory requirements and in accord with decisions of the General Assembly.

     A General Secretary of the PSE implements the decisions of the Chamber and is responsible for the day-to-day operation of the PSE and its staff.

     The stock exchange has established three standing committees: a committee on membership, a committee on listing, which grants permission for securities to be listed or traded on the exchange, and a committee on trades, which has responsibility for market development and violations of PSE regulations.

     The PSE has established a Court of Arbitration to resolve disputes arising from exchange transactions. The members of the PSE have agreed that the decisions of this neutral body will be binding on them. The rulings of the Court of Arbitration are final and irrevocable.

LISTING AND TRADING ELIGIBILITY STANDARDS

     Listing Eligibility Standards. Decisions regarding the listing of a security on the PSE are made by the committee on listing. In order to be approved for listing on the PSE, an issuer must meet the following conditions:

          (1) the issuer must have a registered share capital of not less than Kc 1 million which must be fully paid up;

          (2) the minimum issue value earmarked for public offer must be Kc 200 million;

          (3) the minimum percentage of the issue made through the public offer must be 20%;

          (4) the issuer must have been in existence for at least two years;

          (5) the securities must be fully paid-up, non-assessable and tradeable without any limitation; and

          (6) a prospectus describing the business activities and financial standing of the issuer must be published.

     The committee on listing may allow exceptions to the foregoing listing requirements. Bonds issued by the CNB on behalf of the government or those guaranteed by the Czech Republic or the CNB are listed automatically.

     In order to obtain a listing with the PSE, the issuer is required, on an ongoing basis, to publish and notify the PSE of certain changes in its financial position, including (a) any change in the value of the issuer's net assets, provided the change exceeds 10%, (b) any disputes that concern over 5% of the value of the company's assets, (c) the initiation of bankruptcy proceedings against the company or (d) changes in control and new issuances of securities. Companies whose shares are listed are also required by law to publish annual audited financial statements and quarterly and semi-annual unaudited results.

     As of December 15, 1995, 62 equity securities and 20 debt securities were listed on the PSE. The balance of the approximately 1,716 equity securities and 48 debt securities which are eligible for trading on the PSE are unlisted. See "Trading Eligibility Standards" below.

     Trading Eligibility Standards. Securities may be traded on the PSE without being listed on the PSE. The PSE's listing requirements do not apply to unlisted securities which are traded on any of the PSE, the ancillary market or unlisted markets and, consequently, less financial and other information is available regarding such securities. The PSE requires only basic data on the identity of the issued security and the issuer. The issuer is required, however, to file a prospectus with the Czech Ministry of Finance.

LIQUIDITY

     Trading in equity securities on the PSE is concentrated in approximately one third of shares eligible to be traded. Share ownership is also concentrated, primarily in investment funds, with only a limited portion of many companies' shares actually owned directly by the public. See "Institutional Investors" below.

     The following table sets forth the aggregate debt and equity trading value on the PSE for the periods indicated:

                       PSE DEBT AND EQUITY TRADING VALUE

                                                                              VALUE
                                                                            TRADED IN
                                                                            MILLION KC
                                                                            ----------
        1993
          April...........................................................        14
          May.............................................................        34
          June............................................................       142
          July............................................................        69
          August..........................................................       320
          September.......................................................       705
          October.........................................................     1,695
          November........................................................     3,056
          December........................................................     3,164
        1994
          January.........................................................     3,398
          February........................................................     7,044
          March...........................................................     6,939
          April...........................................................     3,593
          May.............................................................     3,826
          June............................................................     4,115
          July............................................................     1,600
          August..........................................................     2,674
          September.......................................................     6,793
          October.........................................................     6,413
          November........................................................     5,777
          December........................................................     9,852
        1995
          January.........................................................     6,612
          February........................................................     4,941
          March...........................................................    13,386

     As illustrated in the table above, trading volume on the PSE posted sizable gains during the fourth quarter of 1993 and continued to expand in 1994 and 1995. The expansion in trading volume on the PSE has been attributed in large part to a significant inflow of foreign funds invested in the Czech equity market and the introduction onto the PSE of the shares of companies privatized or partially privatized in the second wave of voucher privatization. The expansion of trading volume due to the increase in the number of issues trading does not necessarily mean that individual stock liquidity has improved.

     The following table sets forth the trading value of the 10 most actively traded equity securities on the PSE for July 1994 (excluding investment funds) ranked by traded value.

                    THE TEN MOST ACTIVELY TRADED EQUITIES IN
                          DECEMBER 1995 ON THE PSE(1)

                                                            % OF TOTAL        MARKET            % OF TOTAL
                                                             VALUE OF     CAPITALIZATION          MARKET
                                                              EQUITY           AS OF          CAPITALIZATION
                                            VALUE TRADED    SECURITIES   DECEMBER 15, 1995         AS OF
        COMPANY               SECTOR       IN MILLION KC      TRADED       IN MILLION KC     DECEMBER 15, 1995
-----------------------  ----------------  --------------   ----------   -----------------   -----------------
SPT Telecom............  telecom               129,899         8.95           59251.7              12.38
CEZ....................  utility                91,041         6.28           49657.1              10.47
Komercni Banka.........  banking                86,239         5.94           27272.1               5.70
RIF....................  investment fund        31,289         2.16            4216.5               0.88
Komercni Banka IF......  investment fund        30,011         2.07            6530.0               1.36
Sber. Surov. Praha.....  waste treatment        27,820         1.92            1350.3               0.28
IPB....................  banking                27,684         1.91            9253.7               1.93
2. Sporit. Privat.
  IF...................  investment fund        26,795         1.85            1292.7               0.27
SPIF Cesky.............  investment fund        24,190         1.67            5937.0               1.24
Ceska Sporitelna.......  banking                18,861         1.30           11338.0               2.37

---------------
(1) Information based upon official PSE prices

     As of December 15, 1995, the five largest companies traded on the PSE, in terms of market capitalization, represented approximately 33% of the total equity market capitalization of the PSE.

     The following table sets forth the trading value of the five most actively traded debt securities on the PSE for July 1994 ranked by trading value.

                 THE FIVE MOST ACTIVELY TRADED DEBT SECURITIES
                                   ON THE PSE
                              IN DECEMBER 1995(1)

                                                                                       % OF
                                                                                   TOTAL MONTHLY
                                                                VALUE TRADED       VALUE OF DEBT
                        ISSUER                       SECTOR    IN MILLION KC     SECURITIES TRADED
    ----------------------------------------------  --------   --------------    -----------------
    IPB 11.125 /98................................  banking        2247.6              25.87
    KB 11.1 /98...................................  banking        1423.6              16.39
    CEZ 14 3/8 /01................................  utility         899.4              10.35
    Glavunion 8.5 /00.............................  glass           713.0               8.21
    CEZ 11.3 /05..................................  utility         629.3               7.24

---------------
(1) Excludes trading in Czech government treasury bills; information based on official PSE prices.

REGULATION OF PRICE MOVEMENTS ON THE PSE

     In seeking to limit market volatility, the PSE imposes limitations on the amount the price of a security can change, upward or downward during a single trading session. Under the PSE's regulations, the price of a security traded through the PSE's Automated Trading System, as described below under "PSE Trading Mechanics," may increase or decrease by no more than 5% during a trading session from the price established during the prior trading session. Prices on direct trades through the PSE, however, may fluctuate from one session to the next by up to 25%. Securities may reach the trading limit during several consecutive trading sessions. As a result of these limitations, different prices may be obtained for certain securities off the PSE and trading of such a security on the PSE may cease. See "Privately Negotiated Transactions" below.

STOCK MARKET INDICES

     Prior to April 5, 1994, the PSE did not publish an official performance index. The HN Wood Index, an index privately compiled by the local brokerage firm of Wood & Co. and published in the Prague newspaper Hospodayske Noviny, has tracked the performance of the 30 largest stocks on the PSE since September 1993. The HN Wood Index began at a level of 1000 at its inception on September 9, 1993 and had reached a level of 3805 on February 1, 1994, representing an increase of approximately 280% between these two dates. At November 30, 1995, the HN Wood Index stood at a level of 1228, representing a decrease of approximately 68% from the level at February 1, 1994. The following graph shows the performance of the HN Wood Index since its inception:

                                 HN WOOD INDEX

  DATE           VALUE
--------        -------
 9/10/93        1000.00
 9/17/93        L992.00
 9/24/93        1003.00
10/ 1/93        1023.00
10/ 8/93        1042.00
10/15/93        1144.00
10/22/93        1229.00
10/29/93        1339.00
11/ 5/93        1650.00
11/12/93        1910.00
11/19/93        1961.00
11/26/93        1979.00
12/ 3/93        2023.00
12/10/93        2089.00
12/17/93        2246.00
12/24/93
12/31/93

 1/ 7/94        2399.00
 1/14/94        2622.00
 1/21/94        2961.00
 1/28/94        3695.00
 2/ 4/94       H3717.00
 2/11/94        3513.00
 2/18/94        3594.00
 2/25/94        3698.00
 3/ 4/94        3576.00
 3/11/94        3520.00
 3/18/94        3372.00
 3/25/94        3050.00
 4/ 1/94        2992.00
 4/ 8/94        2947.00
 4/15/94        2849.00
 4/22/94        2621.00
 4/29/94        2511.00
 5/ 6/94        2455.00
 5/13/94        2375.00
 5/20/94        2283.00
 5/27/94        2191.00
 6/ 3/94        1926.00
 6/10/94        1838.00
 6/17/94        1965.00
 6/24/94        2145.00
 7/ 1/94        1950.00
 7/ 8/94        1987.00
 7/15/94        2009.00
 7/22/94        2007.00
 7/29/94        2036.00
 8/ 5/94        2023.00
 8/12/94        2056.00
 8/19/94        2066.00
 8/26/94        2047.00
 9/ 2/94        2044.00
 9/ 9/94        2066.00
 9/16/94        2048.00
 9/23/94        1988.00
 9/30/94        1945.00
10/ 7/94        1894.00
10/14/94        1844.00
10/21/94        1834.00
10/28/94        1770.00
11/ 4/94        1698.00
11/11/94        1538.00
11/18/94        1625.00
11/25/94        1564.00
12/ 2/94        1580.00
12/ 9/94        1527.00
12/16/94        1530.00
12/23/94
12/30/94

 1/ 6/95        1652.00
 1/13/95        1603.00
 1/20/95        1560.00
 1/27/95        1448.00
 2/ 3/95        1386.00
 2/10/95        1423.00
 2/17/95        1408.00
 2/24/95        1392.00
 3/ 3/95        1340.00
 3/10/95        1217.00
 3/17/95        1244.00
 3/24/95        1236.00
 3/31/95        1224.00
 4/ 7/95        1209.00
 4/14/95        1215.00
 4/21/95        1203.00
 4/28/95        1202.00
 5/ 5/95        1203.00
 5/12/95        1189.00
 5/19/95        1211.00
 5/26/95        1199.00
 6/ 2/95        1181.00
 6/ 9/95        1165.00
 6/16/95        1156.00
 6/23/95        1143.00
 6/30/95        1123.00
 7/ 7/95        1125.00
 7/14/95        1136.00
 7/21/95        1156.00
 7/28/95        1162.00
 8/ 4/95        1164.00
 8/11/95        1168.00
 8/18/95        1190.00
 8/25/95        1238.00
 9/ 1/95        1242.00
 9/ 8/95        1266.00
 9/15/95        1293.00
 9/22/95        1327.00
 9/29/95        1338.00
10/ 6/95        1317.00
10/13/95        1293.00
10/20/95        1275.00
10/27/95        1290.00
11/ 3/95        1295.00
11/10/95        1274.00
11/17/95        1223.00
11/24/95        1189.00
12/ 1/95        1235.00
12/ 8/95        1250.00
12/15/95        1260.00
12/22/95
12/29/95

 1/ 5/96
 1/12/96        1319.00
 1/19/96        1307.00

     On April 5, 1994, the PSE introduced an official index, called the PX 50, which tracks the performance of 50 stocks traded on the PSE. The PX 50 is calculated in accordance with the International Financial Corporation's methodology for construction of emerging country stock market indices, which assigns to each stock a weight determined by market capitalization. Stocks are selected based upon market capitalization, trading volume and other factors. The following graph shows the performance of the PX 50 since its inception:

                                  PX 50 INDEX



DATE            PX-50
----            -----
 4/ 5/94        1000.00
 4/ 7/94        1002.40
 4/11/94         999.00
 4/12/94         991.40
 4/14/94         975.00
 4/16/94         943.10
 4/19/94         918.30
 4/21/94         897.70
 4/25/94         829.90
 4/26/94         864.00
 4/29/94         859.40
 5/ 2/94         855.80
 5/ 3/94         849.90
 5/ 5/94         842.50
 5/ 9/94         842.70
 5/10/94         829.80
 5/12/94         817.20
 5/16/94         816.70
 5/17/94         800.50
 5/19/94         785.70
 5/23/94         783.70
 5/24/94         770.20
 5/28/94         756.90
 5/30/94         736.20
 5/31/94         707.10
 6/ 2/94         667.80
 6/ 6/94         642.80
 6/ 7/94         639.00
 6/ 9/94         638.60
 6/13/94         657.80
 6/14/94         673.30
 6/16/94         688.50
 6/20/94         718.30
 6/21/94         747.50
 6/23/94         750.90
 6/27/94         744.70
 6/28/94         719.10
 6/30/94         679.80
 7/ 7/94         692.80
 7/11/94         711.80
 7/12/94         704.30
 7/14/94         706.60
 7/18/94         706.90
 7/19/94         703.70
 7/21/94         702.40
 7/25/94         897.40
 7/26/94         699.80
 7/28/94         714.30
 8/ 1/94         714.70
 8/ 2/94         714.10
 8/ 4/94         715.30
 8/ 8/94         719.90
 8/ 9/94         726.40
 8/11/94         724.80
 8/15/94         727.10
 8/16/94         727.30
 8/16/94         728.10
 8/22/94         730.90
 8/23/94         722.00
 8/25/94         721.80
 8/29/94         717.10
 8/30/94         718.70
 9/ 1/94         721.00
 9/ 5/94         725.20
 9/ 6/94         723.70
 9/ 8/94         728.20
 9/12/94         731.20
 9/13/94         732.10
 9/15/94         724.70
 9/19/94         727.70
 9/20/94         726.00
 9/21/94         722.60
 9/22/94         718.90
 9/23/94         710.80
 9/26/94         709.00
 9/27/94         701.80
 9/28/94         703.50
 9/29/94         702.50
 9/30/94         694.30
10/ 3/94         695.40
10/ 4/94         690.60
10/ 5/94         685.60
10/ 6/94         681.00
10/ 7/94         680.40
10/10/94         677.70
10/11/94         668.00
10/12/94         667.40
10/13/94         662.10
10/14/94         661.20
10/17/94         653.90
10/18/94         660.80
10/19/94         661.20
10/20/94         658.70
10/21/94         665.10
10/24/94         654.70
10/25/94         650.30
10/25/94         641.80
10/27/94         633.00
10/31/94         627.70
11/ 1/94         628.30
11/ 2/94         621.30
11/ 3/94         612.60
11/ 4/94         602.70
11/ 7/94         597.20
11/ 8/94         587.00
11/ 9/94         572.40
11/10/94         584.20
11/11/94         554.10
11/14/94         550.00
11/15/94         553.20
11/16/94         554.30
11/17/94         598.30
11/18/94         588.50
11/21/94         606.60
11/22/94         610.20
11/23/94         593.30
11/24/94         574.70
11/26/94         585.70
11/28/94         557.40
11/29/94         557.70
11/30/94         557.60
12/ 1/94         570.00
12/ 2/94         570.90
12/ 5/94         567.90
12/ 6/94         564.40
12/ 7/94         560.30
12/ 8/94         557.80
12/ 9/94         550.80
12/12/94         546.10
12/13/94         541.10
12/14/94         541.40
12/15/94         549.40
12/16/94         557.20
 1/ 5/95         570.10
 1/ 6/95         579.30
 1/ 9/95         586.60
 1/10/95         584.30
 1/11/95         574.50
 1/12/95         568.90
 1/13/95         562.00
 1/16/95         560.20
 1/17/95         557.70
 1/18/95         554.50
 1/19/95         562.20
 1/20/95         547.90
 1/23/95         543.50
 1/24/95         539.60
 1/25/95         535.60
 1/26/95         522.70
 1/27/95         510.10
 1/30/95         504.00
 1/31/95         495.10
 2/ 1/95         485.80
 2/ 2/95         482.50
 2/ 3/95         485.90
 2/ 6/95         492.80
 2/ 7/95         502.20
 2/ 8/95         514.70
 2/ 9/95         504.30
 2/10/95         496.80
 2/14/95         492.90
 2/24/95         487.10
 2/27/95         482.10
 2/28/95         479.00
 3/ 1/95         473.10
 3/ 2/95         471.40
 3/ 3/95         486.00
 3/ 6/95         459.00
 3/ 7/95         454.90
 3/ 8/95         440.90
 3/ 9/95         432.60
 3/10/95         420.30
 3/13/95         414.90
 3/14/95         413.20
 3/15/95         423.00
 3/16/95         433.10
 3/17/95         438.50
 3/20/95         436.60
 3/21/95         435.10
 3/22/95         430.90
 3/23/95         426.80
 3/24/95         423.00
 3/27/95         425.50
 3/26/95         427.20
 3/29/95         421.90
 3/30/95         422.50
 3/31/95         422.90
 4/ 3/95         423.10
 4/ 4/95         422.00
 4/ 5/95         421.10
 4/ 6/95         420.20
 4/ 7/95         420.40
 4/10/95         421.70
 4/11/95         423.90
 4/12/95         422.60
 4/13/95         421.80
 4/14/95         420.60
 4/18/95         420.10
 4/19/95         418.90
 4/20/95         417.50
 4/21/95         416.20
 4/24/95         413.90
 4/25/95         413.90
 4/26/95         414.00
 4/27/95         414.00
 4/28/95         418.70
 5/ 2/95         418.20
 5/ 3/95         418.30
 5/ 4/95         414.80
 5/ 5/95         414.90
 5/ 9/95         411.70
 5/10/95         414.80
 5/11/95         412.20
 5/12/95         410.50
 5/15/95         410.90
 5/16/95         412.00
 5/17/95         414.20
 5/18/95         415.70
 5/19/95         418.40
 5/22/95         418.70
 5/23/95         419.20
 5/24/95         419.50
 5/25/95         418.20
 5/28/95         415.50
 5/29/95         414.30
 5/30/95         413.70
 5/31/95         413.40
 6/ 1/95         410.90
 6/ 2/95         408.40
 6/ 5/95         408.70
 6/ 6/95         408.50
 6/ 7/95         408.90
 6/ 8/95         405.00
 6/ 9/95         408.80
 6/12/95         407.30
 6/13/95         403.80
 6/14/95         403.00
 6/15/95         403.30
 6/19/95         403.30
 6/20/95         403.30
 6/21/95         403.30
 6/22/95         401.90
 6/23/95         398.30
 6/25/95         394.51
 6/26/95         393.30
 6/27/95         392.90
 6/28/95         388.70
 6/29/95         387.20
 6/30/95         389.00
 7/ 3/95         389.60
 7/ 4/95         389.30
 7/10/95         389.30
 7/11/95         394.70
 7/12/95         395.70
 7/13/95         397.40
 7/14/95         398.20
 7/17/95         399.90
 7/18/95         401.30
 7/19/95         399.90
 7/20/95         401.10
 7/21/95         402.00
 7/24/95         402.90
 7/25/95         402.90
 7/26/95         402.00
 7/27/95         402.50
 7/28/95         404.50
 7/31/95         405.10
 8/ 1/95         404.20
 8/ 2/95         403.30
 8/ 3/95         403.60
 8/ 4/95         403.70
 8/ 7/95         403.50
 8/ 8/95         403.90
 8/ 9/95         403.40
 8/10/95         404.60
 8/11/95         405.40
 8/14/95         406.10
 8/15/95         407.80
 8/16/95         408.90
 8/17/95         409.90
 8/18/95         411.70
 8/21/95         412.20
 8/22/95         415.50
 8/23/95         417.90
 8/24/95         421.00
 8/25/95         426.10
 8/28/95         428.00
 8/29/95         427.10
 8/30/95         425.80
 8/31/95         428.20
 9/ 1/95         428.40
 9/ 4/95         429.80
 9/ 5/95         430.40
 9/ 6/95         432.20
 9/ 6/95         432.20
 9/ 7/95         432.30
 9/ 8/95         436.20
 9/11/95         437.20
 9/12/95         437.60
 9/13/95         439.40
 9/14/95         443.00
 9/15/95         445.20
 9/18/95         446.30
 9/19/95         448.50
 9/20/95         447.10
 9/21/95         450.80
 9/22/95         453.00
 9/25/95         453.40
 9/26/95         450.40
 9/27/95         451.00
 9/29/95         453.80
10/ 2/95         450.60
10/ 3/95         451.40
10/ 4/95         450.80
10/ 5/95         448.40
10/ 6/95         447.90
10/ 9/95         445.50
10/10/95         442.90
10/11/95         441.90
10/12/95         442.00
10/13/95         442.30
10/16/95         443.10
10/17/95         441.70
10/18/95         438.90
10/19/95         438.90
10/20/95         436.60
10/23/95         436.80
10/24/95         439.00
10/25/95         439.40
10/26/95         440.40
10/27/95         442.20
10/30/95         441.10
10/31/95         442.60
11/ 1/95         439.90
11/ 2/95         436.50
11/ 3/95         441.30
11/ 6/95         436.20
11/ 7/95         434.10
11/ 8/95         435.80
11/10/95         434.10
11/13/95         433.20
11/14/95         427.80
11/15/95         428.00
11/16/95         419.40
11/17/95         415.90
11/20/95         413.60
11/21/95         411.70
11/22/95         408.70
11/23/95         405.60
11/24/95         405.60
11/27/95         408.20
11/28/95         410.10
11/29/95         412.80
11/30/95         417.70
12/ 1/95         419.90
12/ 4/95         421.50
12/ 5/95         423.50
12/ 6/95         424.10
12/ 7/95         425.40
12/ 8/95         424.70
12/11/95         423.80
12/12/95         423.00
12/13/95         422.70
12/14/95         418.70
12/15/95         425.90
 1/ 8/96         437.90
 1/ 9/96         450.30
 1/10/95         449.50
 1/11/96         449.60
 1/12/96         449.00
 1/15/96         449.30
 1/16/96         449.50
 1/17/96         448.30
 1/18/96         441.90
 1/19/96         445.80
 1/22/96         444.10
 1/23/96         442.80

     The H N Wood Index and the PX 50 Index do not reflect changes in market value of the underlying securities as indicated by trading activity off the PSE. This trading may occur at prices which vary significantly from the official price quoted on the PSE. This variation in prices may occur due to, among other things, limitations imposed on fluctuations in prices on the PSE and limited trading days and hours on the PSE. As a consequence, for some securities better prices and timing of execution may be obtained off the PSE.

PSE TRADING MECHANICS

     The PSE is fully computerized with software similar to that used on the Lyons, France exchange. Trading of shares on the PSE can be done either through the PSE's Automated Trading System ("ATS") or in direct dealings concluded between members of the PSE outside the ATS but which are subject to settlement through the PSE ("Block Trades"). According to the Czech National Bank, approximately 74% of PSE trading in 1994 and approximately 80% of PSE trading in the first quarter of 1995 occurred in Block Trades outside the ATS.

     Trading through the ATS is currently done exclusively via terminals located in the PSE building. The ATS is based on concentration of supply and demand for securities at a specific time. Quotation of prices and matching of orders is done by computer. On the basis of pre-defined algorithms, the price of individual securities is computed automatically. Orders placed through the ATS must contain a specification of the type of order (purchase or sale), an identification of the type, number and issuer of the securities, and an identification of the PSE member. An order may also contain a "limit price," meaning the maximum price in the case of a purchase or the minimum price in the case of a sale, or indicate that it is at the "market price," meaning the order will be realized at the set market price.

     Each PSE trading session begins at 8:00 a.m., Prague time, and ends at 1:00 p.m. Except as described below, orders to be effected on a given PSE trading day must be placed no later than the beginning of the trading session. Based upon the orders submitted prior to the beginning of a trading session, a market price for each security is established in the manner described above. There is currently a single price established by the ATS system for each security traded during a given trading session and there is one trading session per day. The price for each security is posted by the PSE during the trading session at 11:00 a.m. Based upon the price established, orders may either be fully or partly executed, or remain unexecuted. From 12:00 p.m. until 1:00 p.m., market participants have the opportunity to execute unfulfilled orders at the prices fixed during the trading session. The PSE publishes the price for securities traded during a session at 4:00 p.m. after the conclusion of the session.

     In contrast to trades conducted through the ATS, Block Trades are conducted at prices negotiated directly by the market participants off of the PSE. The identity of the securities sold and prices paid are reported to the PSE on the same day, and the trades are settled through the PSE's Securities Register. See "Custody and Settlement Procedures" below.

     Trading on the PSE occurs in sessions held on each weekday. The PSE is currently exploring the possibility of instituting a continuous trading system during each session.

     A protest against a price established during a PSE trading session may be submitted to the Stock Exchange Chamber within three days, and the Chamber must respond within three days.

     Brokerage commissions for transactions conducted on the PSE are negotiated.

THE RM SYSTEM

     The RM System, a computerized over-the-counter trading market, is operated by RM System, a.s., a privately owned joint stock company. Trading through the RM system began in April 1993. Both equity and debt securities are traded through the RM System, and securities traded through the RM System include securities traded on the PSE. Trades through the RM System may be placed either by securities brokers or directly by the investors.

     The RM System was developed in connection with the Czech government's voucher privatization program. Since it did not appear feasible that all privatized companies would be listed on the PSE in the foreseeable future, the RM System was created to provide an alternative trading system for unlisted shares.

     The RM System operates by conducting periodic automated trading rounds. Trading orders for the RM System must be submitted prior to the trading round at which the order is to be executed. Orders may be submitted either at designated locations or via direct online connections into the system. Orders may specify a variety of parameters as to price and quantity. During each trading round, the RM System employs an algorithm to determine an "auction price" at which transactions will be effected. The resulting auction price may not lead to the satisfaction of all orders. In satisfying orders, preference is given to orders submitted earlier rather than orders submitted later, and to basic orders providing for execution at whatever auction price results rather than orders which contain more detailed specification as to acceptable prices and quantities. Following a trading round, buyers are instructed where to transfer the purchase price, which is specified by the sellers in their orders. Securities are transferred at the Securities Center, as discussed under "Custody and Settlement Procedures." Significant settlement delays may occur. If a broker is used to effect transactions through the RM System, the commission is negotiable. The RM System itself imposes transaction costs on satisfied orders, however, based upon their monetary value.

PRIVATELY NEGOTIATED TRANSACTIONS

     In addition to trading on the PSE and through the RM System, a substantial proportion of secondary market transactions in Czech securities is privately negotiated between market participants, even if the securities to be traded are eligible to be traded on the PSE or through the RM System. This over-the-counter market is unregulated and, in particular, is not subject to the trading limits described above. In addition, over-the-counter trading is not limited as to time of day or number of trading sessions. On a particular day and for a given security, the portion of trades occurring in the over-the-counter market versus the PSE may range from between 60% and 90% and may tend to be toward the upper end of this range, although accurate data is not available. Traders in this market generally are institutional traders such as the investment funds. As stated above, prices for securities traded over-the-counter may vary, perhaps substantially, from the prices quoted in the PSE. Because over-the-counter trading prices are not required to be reported to the PSE or other Czech regulatory body, these prices cannot be used for the purpose of valuing the Fund's portfolio holdings notwithstanding that they may more accurately reflect market values for certain securities. Privately negotiated trades involving Czech securities may be conducted both within and outside the Czech Republic.

INSTITUTIONAL INVESTORS

     In connection with the first round of voucher privatization, almost 75% of all vouchers were invested in voucher funds. As a result, a high proportion of the shares of companies traded on the PSE are held by a limited number of investment funds and other institutional investors. These institutional investors frequently trade their portfolio securities in privately negotiated transactions outside the PSE and the RM System, as described above.

CUSTODY AND SETTLEMENT PROCEDURES IN THE CZECH REPUBLIC

SETTLING AND CLEARING TRADES

     Settlement of all trades implemented through the PSE's ATS are managed and administered by the Securities Register, a subsidiary of PSEC. The PSE's procedures provide for settlement through the Securities Register three days after the trade date, although delays have been reported. Settlement by the Securities Register is conducted on the basis of the delivery of securities against payment. Block trades may also be settled through the Securities Register. The instruction must be given on a trading day and the transaction is then settled as if it were part of the ATS. Transactions placed through the RM System are settled as described above under "The RM System." Transactions outside the PSE and the RM System may be settled directly. The parties arrange cash transfers between themselves and give instructions for the transfer of shares directly to the Securities Center.

     Many Czech securities brokers have established a procedure of requiring confirmation with the Securities Center, prior to placing a sale order on behalf of a client, that the client is the registered owner of the securities to be sold. It may take several days for the Securities Center to provide such confirmation, during which time the client will be unable to dispose of the security and the price of the security may change.

CUSTODY

     Since May 1993, the Czech Ministry of Finance has operated a Securities Center, which is a computerized book entry register for Czech securities. All shares issued under the Czech voucher privatization program, including all of the shares of Czech companies eligible for trading on the PSE, are maintained in book entry form through the Czech Securities Center, and are required by law to be so maintained for three years from the date of issuance. Other Czech securities are permitted to be maintained in either book entry or physical form.

     The Securities Center maintains two master files: a shareholders' file that lists every shareholder's holdings and an issuers' file that lists all issuers of securities and the securities issued.

     Custody arrangements can be made directly by the security holder by opening an account at the Securities Center, or through a custodian who holds securities on behalf of the owner.

     The information stored in the registers of the Securities Center is confidential; however, state authorities may gain access in exceptional cases. Such cases, enumerated in the Securities Act, include the state's interest in monitoring the legality of securities trading, a court's need for information in a civil case, and inquiries as part of criminal and tax investigations.

REGULATORY STRUCTURE

INTRODUCTION

     In the Czech Republic, there are three separate bodies of law which regulate the securities markets. The Securities Act regulates the issuance of securities and the organization of the securities markets. The Stock Exchange Act provides a legal framework for the establishment of stock exchanges in the Czech Republic, which include the listing and trading of securities on an exchange. The Investment Companies and Investment Funds Act provides the mechanism for the regulation of the activities of investment companies and investment funds. In addition, bonds and the issuance thereof are regulated by the Czech Bond Act and certain aspects of equity securities are regulated by the Czech Commercial Code.

PUBLICLY TRADED SECURITIES

     Pursuant to the Securities Act, securities which are to be traded in a public market must first have a prospectus approved by the Ministry of Finance. Approval is granted on the basis of an application and a prospectus must be published within six months of such approval. The prospectus must contain information about the issuer, including financial information for the past three years, information about the issuer's business activities and information about the securities to be issued.

INTERNATIONAL OFFERINGS

     In general, any offering of securities made by a Czech issuer outside the Czech Republic requires the prior approval of the Ministry of Finance and the foreign exchange authority (generally, the CNB). Any offering of securities made by a foreign issuer in the Czech Republic requires the prior approval of the Ministry of Finance and/or the relevant foreign exchange authority (generally, the CNB).

INVESTOR PROTECTION REGULATION

     Czech securities laws contain certain provisions which address the protection of investors. However, it is important to note that investor protection provisions are substantially more limited than in countries with more developed capital markets. The Czech Ministry of Finance functions as a supervisory body with respect to publicly traded securities and the Chamber of the PSE and the General Secretary of the PSE function as supervisory bodies with respect to trades effected through the PSE. However, since the capital markets in the Czech Republic have been established only recently the effectiveness of the protections that are provided to investors in Czech securities cannot be determined. In particular, mechanisms to monitor such trading practices as front-running and trading on material inside information are not in place, although such practices may be widespread.

     The Czech Commercial Code requires that issuers of securities, whether or not publicly traded, annually publish summary audited financial statements. The PSE Rules require all issuers of listed securities to furnish full audited annual financial statements and quarterly unaudited financial statements to the PSE. The Securities Act (with respect to all publicly traded securities) and the PSE Rules (with respect to listed securities) provide for ongoing disclosure obligations upon the occurrence of certain situations which may cause substantial movements in the price of the security issued or which may materially adversely affect the issuer's ability to meet the obligations arising from the issue of the security. Furthermore, under the Securities Act, issuers may be liable to investors for damages caused by the offering of securities by means of a prospectus containing false or misleading information or omitting facts important to the investment decisions of investors. In addition, under the Securities Act, securities dealers are prohibited from giving preference to their own accounts in dealing with securities.

     The Securities Act provides for a general prohibition on the use of insider information. The Act defines insider information as well as who an insider is and contains liability provisions based upon relevant provisions of the Czech Commercial Code. The Stock Exchange Act prohibits stock exchange trading by specified parties based upon inside information. Under the Stock Exchange Act, in stock exchange trades, which only include trades on the PSE, all participants must have access to the same information about the facts which are important in the development of the price of a security, and cannot consummate trades that will cause damage to third parties and are prohibited from trading on inside information that may affect the price of a security. The Stock Exchange Act authorizes specific sanctions for violators, including monetary penalties, the exclusion of violators from trading on the PSE and the securities from trading on the PSE. Finally, under the Czech Criminal Code there are certain criminal penalties, including imprisonment for a term of 3 to 15 years, authorized for the improper use of insider information.

     Pursuant to the Order of the Exchange of the PSE, members of the Exchange are prohibited from disseminating false or misleading information for the purposes of causing damage to third parties. The Order provides for sanctions against violators, including fines and suspension from the Exchange.

     The Investment Companies and Investment Funds Act regulate investment funds, including voucher funds. Investment companies and investment funds are prohibited from using false or misleading information and may not conceal facts important to holders of or future participants in such investment vehicles. Investment funds and investment companies violating these rules are subject to fines, to suspension of the disposal of assets of the fund or company and to suspension of further sales of shares of such fund or company.

REGULATION OF MARKET PARTICIPANTS

     Securities dealers, brokers and organizers of over-the-counter markets must obtain authorization by the Ministry of Finance to engage in the relevant activities. Requirements for approval are limited and require a relatively low minimal capitalization. Examinations for stockbrokers and continuing education requirements generally are substantially less stringent than in countries with more developed securities markets.

                                                                      APPENDIX D

                                    RATINGS

     A description of the rating policies of Moody's and S&P with respect to bonds and debentures appears below.

MOODY'S INVESTORS SERVICE'S CORPORATE BOND RATINGS

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds which are rated A possess many favorable investment qualities and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

     Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca -- Bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

     C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers "1", "2" and "3" to certain of its rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issues ranks in the lower end of its generic rating category.

STANDARD & POOR'S CORPORATE BOND RATINGS

     AAA -- This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to repay principal and pay interest.

     AA -- Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and differ from AAA issues only in small degree.

     A -- Bonds rated A have a strong capacity to repay principal and pay interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB -- Bonds rated BBB are regarded as having an adequate capacity to repay principal and pay interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for higher rated categories.

     BB-B-CCC-CC-C -- Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CI -- Bonds rated CI are income bonds on which no interest is being paid.

     D -- Bonds rated D are in default. The D category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired unless S&P believes that such payments will be made during such grace period. The D rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE'S COMMERCIAL PAPER RATINGS

     Prime-1 -- Issuers (or related supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

     Prime-2 -- Issuers (or related supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

     Prime-3 -- Issuers (or related supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     Not Prime -- Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S COMMERCIAL PAPER RATINGS

     A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

     A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

     A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

     A-3 -- Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     B -- Issues rated "B" are regarded as having only speculative capacity for timely payment.

     C -- This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

     D -- Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, event if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

                                                                      APPENDIX E

                       [FORM OF SUBSCRIPTION CERTIFICATE]

              SUBSCRIPTION CERTIFICATE NUMBER:
                             NUMBER OF RIGHTS:
                                     CUSIP NO:
                             EXPIRATION DATE: February 15, 1996, unless extended

                         THE CZECH REPUBLIC FUND, INC.

                 SUBSCRIPTION RIGHT FOR SHARES OF COMMON STOCK

    This Subscription Certificate represents the number of Rights set forth above. The registered holder hereof (the "Holder") is entitled to acquire one
(1) Share of the Common Stock of The Czech Republic Fund, Inc. (the "Fund") for each three (3) Rights held pursuant to the Primary Subscription upon the terms and conditions and at the Subscription Price for each share of Common Stock as specified in the Fund's Prospectus dated January 29, 1996 (the "Prospectus"). The terms and conditions of the rights offering (the "Offer") set forth in the Prospectus are incorporated herein by reference.

    To subscribe for Shares of Common Stock, the Holder must present to State Street Bank and Trust Company (the "Subscription Agent"), prior to 5:00 p.m., New York time, on the Expiration Date, either:

        (1) a properly completed and executed Subscription Certificate and a money order or check in U.S. dollars drawn on a bank located in the United States of America and payable to The Czech Republic Fund, Inc. for an amount equal to the number of Shares subscribed for under the Primary Subscription (and, if such Holder is electing to exercise the Over-Subscription Privilege, under the Over-Subscription Privilege) multiplied by the Subscription Price; or

        (2) a Notice of Guaranteed Delivery guaranteeing delivery of (i) a properly completed and executed Subscription Certificate and (ii) a money order or check in U.S. dollars drawn on a bank located in the United States of America and payable to The Czech Republic Fund, Inc. for an amount equal to the number of Shares subscribed for under the Primary Subscription (and, if such Holder is electing to exercise the Over-Subscription Privilege, under the Over-Subscription Privilege) multiplied by the Subscription Price (which certificate and money order or check must then be delivered by the close of business on the third Business Day after the Expiration Date) (the "Protect Period").

    If the Holder of this certificate is entitled to subscribe for additional shares pursuant to the Over-Subscription Privilege, Part B of the Subscription Certificate must be completed to indicate the maximum number of Shares for which such privilege is being exercised.

    No later than seven Business Days following the Protect Period, the Subscription Agent will send to each Exercising Rights Holder (or, if the Fund's shares are held by Cede or any other depository or nominee, to Cede or such other depository or nominee), the share certificates representing the Shares purchased pursuant to the Primary Subscription and, if applicable, the Over-Subscription Privilege, along with a letter explaining the allocation of Shares pursuant to the Over-Subscription Privilege. Any excess payment to be refunded by the Fund to an Exercising Rights Holder who is not allocated the full amount of Shares subscribed for pursuant to the Over-Subscription Privilege will be mailed by the Subscription Agent within seven business days following the Protect Period. An Exercising Rights Holder will have no right to rescind a purchase after the Subscription Agent has received a completed Subscription Certificate or a Notice of Guaranteed Delivery. Any excess payment to be refunded by the Fund to a Rights Holder will be mailed by the Subscription Agent to him as promptly as practicable.

    If the Holder does not make payment of any amounts due in respect of Shares subscribed for, the Fund and the Subscription Agent reserve the right to (i) find other stockholders or Rights Holders for the subscribed and unpaid for Shares; (ii) apply any payment actually received by it toward the purchase of the greatest whole number of Shares which could be acquired by such holder upon exercise of the Primary Subscription and/or Over-Subscription Privilege, and/or
(iii) exercise any and all other rights and/or remedies to which it may be entitled, including, without limitation, the right to set-off against payments actually received by it with respect to such subscribed Shares.

    This Subscription Certificate may be transferred, in the same manner and with the same effect as in the case of a negotiable instrument payable to specific persons, by duly completing and signing the assignment on the reverse side hereof. Capitalized terms used but not defined in this Subscription Certificate shall have the meanings assigned to them in the Prospectus, dated January 29, 1996, relating to the Rights.

     THIS SUBSCRIPTION RIGHT IS TRANSFERABLE AND MAY BE COMBINED OR DIVIDED (BUT ONLY INTO SUBSCRIPTION CERTIFICATES EVIDENCING A WHOLE NUMBER OF RIGHTS)
                    AT THE OFFICE OF THE SUBSCRIPTION AGENT
   Any questions regarding this Subscription Certificate and the Offer may be directed to the Information Agent,
                     Shareholder Communications Corporation
      toll-free at (800) 221-5724, ext. 327, or collect at (212) 805-7000

                                         THE CZECH REPUBLIC FUND, INC.
                                         By:
                                                    Alan H. Rappaport
                                                         Chairman

                                         STATE STREET BANK AND TRUST COMPANY
                                         By:
                                                     Charles V. Rossi

                                                  Senior Vice President

BY MAIL:                                BY OVERNIGHT COURIER:                   BY HAND:
State Street Bank and Trust Company     State Street Bank and Trust Company     State Street Bank and Trust Company
P.O. Box 9061                           Corporate Reorganization Department     225 Franklin Street
Boston, MA 02205-8686                   Two Heritage Drive                      Concourse Level
                                        North Quincy, MA 02171                  Boston, MA 02110
                                                                                or
                                                                                61 Broadway
                                                                                Concourse Level
                                                                                New York, NY 10006

                   PLEASE COMPLETE ALL APPLICABLE INFORMATION

    SECTION I: TO SUBSCRIBE: I hereby irrevocably subscribe for the dollar amount of Common Stock indicated as the total of A and B and C below upon the terms and conditions specified in the Prospectus related hereto, receipt of which is acknowledged.

    TO SELL: If I have checked either the box on line D or the box on line E, I authorize the sale of Rights by the Dealer Manager according to the procedures described in the Prospectus. The check for the proceeds of sale will be mailed to the address of record.

Please check ("X") below:

/ /  A.   Primary Subscription                             / 3 =                  X          $11.25        =   $
                                        ----------------            --------------       ---------------         ---------------
                                       (Rights Exercised)           (Full Shares of      (Subscription         (Amount Required)
                                                                      Common Stock           Price)
                                                                       Requested)
/ /  B.   Primary Over-Subscription Privilege                                      X          $11.25        =  $                (*)
                                                                    --------------      ---------------        -----------------
                                                                    (Full Shares of      (Subscription         (Amount Required)
                                                                      Common Stock           Price)
                                                                       Requested)

---------------
(*) The Primary Over-Subscription Privilege may be exercised only by Record Date
    Stockholders who exercise all of the Rights issued to them, as described in the Prospectus.

/ /  C.   Secondary Over-Subscription Privilege                        X    $11.25      =   $                 (**)
                                                       ---------------    ------------          ---------------
                                                       (Full Shares of    (Subscription         (Amount Required)
                                                         Common Stock        Price)
                                                          Requested)

Amount of Check or Money Order Enclosed (Total of A + B + C) = $
----------------
Make check payable to "The Czech Republic Fund, Inc."

(**) The Secondary Over-Subscription Privilege may be exercised by any Exercising Rights Holders, as described in the Prospectus.

/ /  D.   Sell any remaining unexercised Rights
/ /  E.   Sell all of my Rights
     F.   The following Broker-Dealer is hereby designated as having been instrumental in the exercise of the Rights:
/ /  Oppenheimer & Co., Inc.    Account # ------------------------------
/ /  Other Firm:                Account # ------------------------------

    I hereby agree that if I fail to pay in full for the Shares for which I have subscribed, the Fund may exercise any of the remedies provided for in the Prospectus.

                                                Please provide        Day         (    ) ---------------------------
---------------------------------------------   your telephone        Evening     (    ) ---------------------------
Signature of Subscriber(s)/Holder(s)            number

    SECTION II:  TO TRANSFER RIGHTS: (except pursuant to D and E above)

    For value received,         of the Rights represented by this Subscription
Certificate are assigned to:

-------------------------------------------------------    -------------------------------------------------------
Social Security Number or Tax ID of Assignee               (Print Full Name of Assignee)
-------------------------------------------------------    -------------------------------------------------------
                                                           (Print Full Address including postal Zip Code)
-------------------------------------------------------
Signature(s) of Assignee(s)

    The signature(s) must correspond with the name(s) as written upon the face of this Subscription Certificate, in every particular, without alteration.

    IMPORTANT: For Transfer, a Signature Guarantee must be provided by an eligible financial institution as defined in Rule 17 Ad-15 of the Securities Exchange Act of 1934, as amended, subject to the standards and procedures adopted by the issuer.

SIGNATURE GUARANTEED BY:

---------------------------------------------------------

    PROCEEDS FROM THE SALE OF RIGHTS MAY BE SUBJECT TO WITHHOLDING OF U.S. TAXES UNLESS THE SELLER'S CERTIFIED U.S. TAXPAYER IDENTIFICATION NUMBER (OR CERTIFICATION REGARDING FOREIGN STATUS) IS ON FILE WITH THE SUBSCRIPTION AGENT AND THE SELLER IS NOT OTHERWISE SUBJECT TO U.S. BACKUP WITHHOLDING.

/ / CHECK HERE IF RIGHTS ARE BEING EXERCISED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY DELIVERED TO THE SUBSCRIPTION AGENT PRIOR TO THE DATE HEREOF AND COMPLETE THE FOLLOWING:

    NAME(S) OF REGISTERED OWNER(S):
    WINDOW TICKET NUMBER (IF ANY):
    DATE OF EXECUTION OF NOTICE OF GUARANTEED DELIVERY:
    NAME OF INSTITUTION WHICH GUARANTEED DELIVERY:

                                                                      APPENDIX F

                    [FORM OF NOTICE OF GUARANTEED DELIVERY]

          NOTICE OF GUARANTEED DELIVERY FOR SHARES OF COMMON STOCK OF
                         THE CZECH REPUBLIC FUND, INC.
               SUBSCRIBED FOR UNDER PRIMARY SUBSCRIPTION AND THE
                          OVER-SUBSCRIPTION PRIVILEGE

     As set forth in the Prospectus under "The Offer -- Payment for Shares," this form or one substantially equivalent hereto may be used as a means of effecting subscription and payment for all Shares of The Czech Republic Fund, Inc. Common Stock subscribed for under the Primary Subscription and the Over-Subscription Privilege. Such form may be delivered by hand or sent by facsimile transmission, overnight courier or mail to the Subscription Agent.

                           The Subscription Agent is:

                      State Street Bank and Trust Company

       By Mail:            By Overnight Courier:          By Hand:
    P.O. Box 9061                Corporate           225 Franklin Street
Boston, MA 02205-8686         Reorganization           Concourse Level
                                Department            Boston, MA 02110
                            Two Heritage Drive               or
                          North Quincy, MA 02171         61 Broadway
                                                       Concourse Level
                                                     New York, NY 10006

                                 By Facsimile:

                                 (617) 774-4519

                             Confirm by Telephone:

                                 (617) 774-4511

           DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OR TRANSMISSION
         OF INSTRUCTIONS VIA A TELECOPY OR FACSIMILE NUMBER, OTHER THAN
            AS SET FORTH ABOVE, DOES NOT CONSTITUTE A VALID DELIVERY

     The New York Stock Exchange member firm or bank or trust company which completes this form must communicate the guarantee and the number of Shares subscribed for (under both the Primary Subscription and the Over-Subscription Privilege) to the Subscription Agent and must deliver this Notice of Guaranteed Delivery, guaranteeing delivery of (i) payment in full for all subscribed Shares and (ii) a properly completed and executed Subscription Certificate (which certificate and check must then be delivered by the close of business on the third business day after the Expiration Date) to the Subscription Agent prior to 5:00 p.m., New York time, on the Expiration Date (February 15, 1996 unless extended). Failure to do so will result in a forfeiture of the Rights.

                                   GUARANTEE

     The undersigned, a member firm of the New York Stock Exchange or a bank or trust company, guarantees delivery to the Subscription Agent by the close of business (5:00 p.m., New York City time) on the third business day after the Expiration Date (February 15, 1996 unless extended) of (A) a properly completed and executed Subscription Certificate and (B) payment of the full Subscription Price for Shares subscribed for in the Primary Subscription and pursuant to the Over-Subscription Privilege, as subscription for such Shares is indicated herein or in the Subscription Certificate.

NUMBER OF SHARES SUBSCRIBED FOR IN THE
  PRIMARY SUBSCRIPTION FOR WHICH YOU ARE
  GUARANTEEING DELIVERY OF RIGHTS AND
  PAYMENT:
          ----------------------------------
NUMBER OF SHARES SUBSCRIBED FOR PURSUANT TO
  THE PRIMARY OVER-SUBSCRIPTION PRIVILEGE
  FOR WHICH YOU ARE GUARANTEEING DELIVERY OF
  RIGHTS AND PAYMENT:
                     -----------------------
NUMBER OF SHARES SUBSCRIBED FOR PURSUANT TO
  THE SECONDARY OVER-SUBSCRIPTION PRIVILEGE
  FOR WHICH YOU ARE GUARANTEEING DELIVERY OF
  RIGHTS AND PAYMENT:
                     -----------------------
Number of Rights to be delivered:
                                 -----------
Total Subscription Price payment to be
  delivered:
            --------------------------------
Method of Delivery [circle one]:                A. Through DTC*
                                                B. Direct to Corporation

     Please note that if you are guaranteeing for over-subscription Shares and are a DTC participant, you must also execute and forward to State Street Bank and Trust Company a Beneficial Owner Certification Form.

-----------------------------------------       -------------------------------
NAME OF FIRM                                    AUTHORIZED SIGNATURE

-----------------------------------------       -------------------------------
ADDRESS                                         TITLE

-----------------------------------------       -------------------------------
ZIP CODE                                        NAME (PLEASE TYPE OR PRINT)

-----------------------------------------       -------------------------------
NAME OF REGISTERED HOLDER (IF APPLICABLE)       DTC PARTICIPANT NUMBER

-----------------------------------------       -------------------------------
TELEPHONE NUMBER                                DATE

     * IF THE RIGHTS ARE TO BE DELIVERED THROUGH DTC, A REPRESENTATIVE OF THE FUND WILL PHONE YOU WITH A PROTECT IDENTIFICATION NUMBER, WHICH NEEDS TO BE COMMUNICATED BY YOU TO DTC.

                                                                      APPENDIX G
                [FORM OF NOMINEE HOLDER OVER-SUBSCRIPTION FORM]

                         THE CZECH REPUBLIC FUND, INC.

                                RIGHTS OFFERING
                     NOMINEE HOLDER OVER-SUBSCRIPTION FORM
                   PLEASE COMPLETE ALL APPLICABLE INFORMATION

BY MAIL:                                BY OVERNIGHT COURIER:                   BY HAND:
State Street Bank and Trust Company     State Street Bank and Trust Company     State Street Bank and Trust Company
P.O. Box 9061                           Corporate Reorganization Department     225 Franklin Street
Boston, MA 02205-8686                   Two Heritage Drive                      Concourse Level
                                        North Quincy, MA 02171                  Boston, MA 02110
                                                                                or
                                                                                61 Broadway
                                                                                Concourse Level
                                                                                New York, NY 10006

    THIS FORM IS TO BE USED ONLY BY NOMINEE HOLDERS TO EXERCISE THE OVER-SUBSCRIPTION PRIVILEGE IN RESPECT OF RIGHTS WITH RESPECT TO WHICH THE PRIMARY SUBSCRIPTION PRIVILEGE WAS EXERCISED AND DELIVERED THROUGH THE FACILITIES OF A COMMON DEPOSITORY. ALL OTHER EXERCISES OF OVER-SUBSCRIPTION PRIVILEGES MUST BE EFFECTED BY THE DELIVERY OF THE SUBSCRIPTION CERTIFICATES.

                            ------------------------

    THE TERMS AND CONDITIONS OF THE RIGHTS OFFERING ARE SET FORTH IN THE FUND'S PROSPECTUS DATED JANUARY 29, 1996 (THE "PROSPECTUS") AND ARE INCORPORATED HEREIN BY REFERENCE. COPIES OF THE PROSPECTUS ARE AVAILABLE UPON REQUEST FROM THE FUND.
                            ------------------------

    VOID UNLESS RECEIVED BY THE SUBSCRIPTION AGENT WITH PAYMENT IN FULL BY 5:00 PM, NEW YORK TIME, ON FEBRUARY 15, 1996 UNLESS EXTENDED BY THE FUND (THE "EXPIRATION DATE").
                            ------------------------
    1. The undersigned hereby certifies to the Subscription Agent that it is a
participant in             [Name of Depository] (the "Depository") and that it
has either (i) exercised the Primary Subscription Privilege in respect of Rights and delivered such exercised Rights to the Subscription Agent by means of transfer to the Depository Account of the Fund or (ii) delivered to the Subscription Agent a Notice of Guaranteed Delivery in respect of the exercise of the Primary Subscription Privilege and will deliver the Rights called for in such Notice of Guaranteed Delivery to the Subscription Agent by means of transfer to such Depository Account of the Fund.

    2. With respect to Record Date Stockholders, the undersigned hereby exercises the Primary Over-Subscription Privilege to purchase, to the extent
available,         shares of Common Stock and certifies to the Subscription
Agent that such Primary Over-Subscription Privilege is being exercised for the account or accounts of persons (which may include the undersigned) on whose behalf all primary subscription rights have been exercised.(*)

    3. With respect to any Exercising Rights Holders, the undersigned hereby exercises the Secondary Over-Subscription Privilege to purchase, to the extent
available,         shares of Common Stock.

    4. The undersigned understands that payment of the Subscription Price per share of each share of Common Stock subscribed for pursuant to the Over-Subscription Privilege must be received by the Subscription Agent at or before 5:00 p.m. New York time on the Expiration Date and represents that such
payment, in the aggregate amount of $        , either (check appropriate box):

/ /          has been or is being delivered to the Subscription Agent pursuant to the Notice of Guaranteed Delivery referred to above,
             or
/ /          is being delivered to the Subscription Agent herewith,
             or
/ /          has been delivered separately to the Subscription Agent; and, in the case of funds not delivered pursuant to a
             Notice of Guaranteed Delivery, is or was delivered in the manner set forth below (check appropriate box and complete information relating thereto):
             / /  uncertified check
             / /  certified check
             / /  bank draft
          Primary Subscription Confirmation Number                                  Name of Nominee Holder
                Depository Participant Number                                               Address
                                                                 City                      State                      Zip Code
                                                                 By:
                                                                    Name:                              Title:
                        Contact Name:
                        Phone Number:
               Dated:                   , 1996

(*) PLEASE ATTACH A BENEFICIAL OWNER LISTING CONTAINING THE RECORD DATE SHARE
    POSITION, THE NUMBER OF PRIMARY SHARES SUBSCRIBED FOR AND THE NUMBER OF SHARES REQUESTED IN THE PRIMARY OVERSUBSCRIPTION AND THE SECONDARY OVERSUBSCRIPTION, IF APPLICABLE, BY EACH SUCH OWNER.

                         THE CZECH REPUBLIC FUND, INC.

                         BENEFICIAL OWNER CERTIFICATION

     The undersigned, a bank, broker or other nominee holder of Rights ("Rights") to purchase shares of Common Stock, $.001 par value ("Common Stock"), of The Czech Republic Fund, Inc. (the "Fund") pursuant to the Rights offering (the "Offer") described and provided for in the Fund's Prospectus dated January 29, 1996 (the "Prospectus"), hereby certifies to the Fund and to State Street Bank and Trust Company as Subscription Agent for such Offer, that for each numbered line filled in below the undersigned has exercised, on behalf of the beneficial owner thereof (which may be the undersigned), the number of Rights specified on such line pursuant to the Primary Subscription (as defined in the Prospectus) and such beneficial owner wishes to subscribe for the purchase of additional shares of Common Stock pursuant to the Over-Subscription Privilege (as defined in the Prospectus), in the amount set forth in the third and fourth column of such line:

                                                     NUMBER OF SHARES    NUMBER OF SHARES
                                 NUMBER OF RIGHTS   REQUESTED PURSUANT  REQUESTED PURSUANT
                                EXERCISED PURSUANT   TO PRIMARY OVER-   TO SECONDARY OVER-
                                    TO PRIMARY         SUBSCRIPTION        SUBSCRIPTION
            RECORD DATE SHARES     SUBSCRIPTION         PRIVILEGE           PRIVILEGE
            ------------------  ------------------  ------------------  ------------------
        1)
            ------------------  ------------------  ------------------  ------------------
        2)
            ------------------  ------------------  ------------------  ------------------
        3)
            ------------------  ------------------  ------------------  ------------------
        4)
            ------------------  ------------------  ------------------  ------------------
        5)
            ------------------  ------------------  ------------------  ------------------
        6)
            ------------------  ------------------  ------------------  ------------------
        7)
            ------------------  ------------------  ------------------  ------------------
        8)
            ------------------  ------------------  ------------------  ------------------
        9)
            ------------------  ------------------  ------------------  ------------------
       10)
            ------------------  ------------------  ------------------  ------------------

        Name of Nominee Holder
By:
    Name:
    Title:
Dated:                          , 1996
     Provide the following information if applicable:

                                                Name of Broker:
---------------------------------------------   ---------------------------------------------
    Depository Trust Corporation ("DTC")
             Participant Number
                                                                  Address:
---------------------------------------------   ---------------------------------------------
    DTC Primary Subscription Confirmation
                   Number(s)

------------------------------------------------------
------------------------------------------------------

NO DEALER, SALESPERSON OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE HEREIN, IN CONNECTION WITH THIS OFFER, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, ANY SECURITIES IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS NOT LAWFUL TO MAKE SUCH AN OFFER OR SOLICITATION IN SUCH JURISDICTION. THE DELIVERY OF THIS PROSPECTUS AT ANY TIME DOES NOT IMPLY THAT THE INFORMATION HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO ITS DATE. HOWEVER, IF ANY MATERIAL CHANGE OCCURS WHILE THIS PROSPECTUS IS REQUIRED BY LAW TO BE DELIVERED, THIS PROSPECTUS WILL BE SUPPLEMENTED OR AMENDED ACCORDINGLY.
                            ------------------------

                               TABLE OF CONTENTS

                                            PAGE
                                            -----
Prospectus Summary.......................       3
Fee Table................................      13
Financial Highlights.....................      14
Market and Net Asset Value Information...      15
The Offer................................      16
The Fund.................................      25
Use of Proceeds..........................      25
Investment Objective and Policies........      25
Additional Investment Activities.........      29
Investment Restrictions..................      31
Risk Factors.............................      33
Management of the Fund...................      42
Portfolio Transactions...................      50
Dividends and Distributions; Dividend
  Reinvestment and Cash Purchase Plan....      51
Taxation.................................      52
Net Asset Value..........................      57
Description of Capital Stock.............      58
Custodian, Transfer Agent, Dividend
  Paying Agent and Registrar.............      61
Distribution Arrangements................      61
Experts..................................      62
Legal Matters............................      62
Official Documents.......................      62
Further Information......................      62
Financial Statements.....................      63
Appendix A: General Characteristics and
  Risks of Hedging and Derivatives.......     A-1
Appendix B: The Czech Republic...........     B-1
Appendix C: The Czech Securities
  Market.................................     C-1
Appendix D: Ratings......................     D-1
Appendix E: Form of Subscription
  Certificate............................     E-1
Appendix F: Form of Notice of Guaranteed
  Delivery...............................     F-1
Appendix G: Form of Nominee Holder
  Over-Subscription Form.................     G-1

NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE FUND SINCE THE DATE HEREOF.

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                                1,600,000 SHARES

                               THE CZECH REPUBLIC
                                   FUND, INC.

                                  COMMON STOCK

                        ISSUABLE UPON EXERCISE OF RIGHTS
                  TO SUBSCRIBE FOR SUCH SHARES OF COMMON STOCK

                            ------------------------
                                   PROSPECTUS
                            ------------------------
                            OPPENHEIMER & CO., INC.
                                JANUARY 29, 1996
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